Filed pursuant to Rule 497
Registration Statement No. 333-228720

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 7, 2019

PRELIMINARY PROSPECTUS SUPPLEMENT

(To Prospectus Dated February 5, 2019)

$

    % Notes due 2024

We are an externally managed specialty finance company that provides capital to lower middle market U.S. businesses (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million). We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

We are offering $            million in aggregate principal amount of     % notes due 2024 (the “Notes”). The Notes will mature on November 1, 2024. We will pay interest on the Notes on February 1, May 1, August 1 and November 1 of each year, beginning on November 1, 2019. We may redeem the Notes in whole or in part at any time or from time to time on or after                 , 2021, at the redemption price as set forth under “ Description of the Notes—Optional Redemption ” in this prospectus supplement. Holders of the Notes will not have the option to have the Notes repaid prior to November 1, 2024. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank equal in right of payment with all outstanding and future unsecured, unsubordinated indebtedness issued by us. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, since the Notes will be obligations exclusively of Gladstone Capital Corporation and not of any of our subsidiaries. The Notes will be senior in right of payment to any existing or future outstanding series of our preferred stock. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future.

We intend to list the Notes on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “GLADL.” The Notes are expected to trade “flat,” which means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

Investing in our Notes involves a high degree of risk, including the risk of leverage. Before buying any Notes, you should read the material risks described in the “Risk Factors” section beginning on page S-12 of this prospectus supplement and beginning on page 13 of the accompanying prospectus.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

This prospectus supplement, the accompanying prospectus, any free writing prospectus, and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus contain important information you should know before investing in our Notes, including information about risks. Please read these documents before you invest and retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission (the “SEC”), and can be accessed free of charge at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on the investor relations section of our corporate website located at www.gladstonecapital.com, which, except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, is not part of this prospectus supplement nor the accompanying prospectus. You may also call us collect at this number to request other information or to make a shareholder inquiry. See “Where You Can Find More Information” on page S-38 of this prospectus supplement.

The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total(2)
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $ million. See “Underwriting” on page S-19 of this prospectus supplement.
(2)

We have granted the underwriters a 30-day option to purchase up to an additional $        total aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus, solely to cover overallotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $        , the total underwriting discount (sales load and commissions) paid by us will be $        , and total proceeds, before expenses, will be $        .

Delivery of the Notes in book-entry form only through The Depository Trust Company (“DTC”) will be made on or about                 , 2019.

Joint Book-Running Managers

Janney Montgomery Scott	Ladenburg Thalmann	B. Riley FBR

Co-Managers

William Blair	Wedbush Securities

The date of this prospectus supplement is                 , 2019

Prospectus

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, the accompanying prospectus, any free writing prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus set forth the information that you should know before investing in the Notes. You should read these documents, which contain important information, before deciding whether to invest in the Notes.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. However, if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, any free writing prospectus and the documents incorporated by reference in this prospectus supplement and accompanying prospectus in making an investment decision. Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The information appearing in this prospectus supplement, the accompanying prospectus, any free writing prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates of such information regardless of the time of delivery or any sale of the Notes. Our business, financial condition, results of operations and prospects may have changed since those dates.

We are not, and the underwriters are not, making an offer to sell the Notes in any jurisdiction where such an offer or sale is not permitted.

PROSPECTUS SUPPLEMENT SUMMARY

The following summary highlights some of the information included in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that you may want to consider. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus prior to making an investment in our Notes, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement and the accompanying prospectus.

In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “Gladstone Capital,” “we,” us” or “our” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation and “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser, the Administrator and its affiliated companies.

Gladstone Capital Corporation

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We intend to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements.

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of June 30, 2019, our investment portfolio was made up of approximately 90.0% debt investments and 10.0% equity investments, at cost.

We focus on investing in lower middle market companies (which we generally define as companies with annual EBITDA of $3 million to $15 million) in the United States that meet certain criteria, including the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone

Investment Corporation, a BDC also managed by the Adviser, and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Investment Corporation pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate, or “LIBOR”) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid together with the principal at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest.

Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the nine months ended June 30, 2019, we invested $111.2 million in 12 new portfolio companies and extended $11.2 million of investments to existing portfolio companies. In addition, during the nine months ended June 30, 2019, we exited nine portfolio companies through sales, early payoffs, or a merger. We received a total of $102.2 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the nine months ended June 30, 2019. This activity resulted in a net increase in our overall portfolio by three portfolio companies to 53 and a net decrease of $4.3 million in our portfolio at cost since September 30, 2018. From our initial public offering in August 2001 through June 30, 2019, we have made 526 different loans to, or investments in, 239 companies for a total of approximately $1.9 billion, before giving effect to principal repayments on investments and divestitures. We expect that our investment portfolio will primarily include the following categories of investments in private companies operating in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business. First lien debt securities may include investments sourced from the syndicated loan market.

•

Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrowers’ first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees such as warrants to buy common and preferred stock or limited liability interests in connection with these second lien secured debt securities. Second lien debt securities may include investments sourced from the syndicated loan market.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of our total assets. See “Regulation as a Business Development Company—Qualifying Assets” in the accompanying prospectus for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity. With the exception of our policy to conduct our business as a BDC, our investment policies are not fundamental and may be changed without stockholder approval. See “ Business—Investment Process ” included in the accompanying prospectus for additional information on our investment practices.

Our Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours, under an investment advisory and management agreement, and another of our affiliates, the Administrator provides administrative services to us pursuant to a contractual agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation, a publicly-traded real estate investment trust; Gladstone Investment Corporation, a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states.

Recent Developments

Series 2024 Term Preferred Stock

Effective October 2, 2019, pursuant to the Articles Supplementary establishing and fixing the rights and preferences of the 6.00% Series 2024 Term Preferred Stock due 2024, par value $0.001 per share, liquidation preference $25.00 per share (“Series 2024 Term Preferred Stock”), we voluntarily redeemed all 2,070,000 outstanding shares of our Series 2024 Term Preferred Stock at a redemption price of $25.00 per share which represents the liquidation preference per share, plus accrued and unpaid dividends through October 1, 2019 in the amount of $0.004166 per share, for a payment per share of $25.004166 and an aggregate redemption price of approximately $51,758,624.

THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the section titled “Description of our Notes” and the more general description of our debt securities in the accompanying prospectus under the heading “Description of Our Securities—Debt Securities” before investing in the Notes.

Issuer	Gladstone Capital Corporation

Title of the securities	% Notes due 2024

Initial aggregate principal amount being offered	$

Overallotment option	The underwriters may also purchase from us up to an additional $ aggregate principal amount of Notes to cover overallotments, if any, within 30 days of the date of this prospectus supplement.

Principal payable at maturity	100% of the aggregate principal amount. The outstanding principal amount of the Notes will be payable on the stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as we may designate.

Type of Note	Fixed rate note

Listing	We intend to list the Notes on the Nasdaq, under the trading symbol “GLADL.”

Interest rate	% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	, 2019

Stated maturity date	November 1, 2024

Date interest starts accruing	, 2019

Interest payment dates	Each February 1, May 1, August 1 and November 1 commencing November 1, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including , 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	January 15, April 15, July 15 and October 15

Specified currency	U.S. Dollars

Place of payment	St. Paul, Minnesota and/or such other place(s) that may be specified in the indenture or a notice to holders.

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the $118.6 million in borrowings outstanding as of October 7, 2019 under our Fifth Amended and Restated Credit Agreement with KeyBank National Association (the “Credit Facility”).

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City, Nashville, Tennessee or the place of payment are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after November 1, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the indenture and the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee or, with respect to global securities, DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance and covenant defeasance	The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes. See “ Description of the Notes—Defeasance ” in this prospectus supplement.

The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment. See “ Description of the Notes—Defeasance ” in this prospectus supplement.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent and Security Registrar

U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Other covenants	In addition to standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or the Notes may be surrendered for payment and related matters, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. Currently, these provisions generally prohibit us from incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance.

•

We agree that for the period of time during which Notes are outstanding, we will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified under Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to any SEC no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Events of default	The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%.

Use of Proceeds	We estimate that the net proceeds we receive from the sale of the $ million aggregate principal amount of Notes in this offering will be approximately $ million (or approximately $ million if the underwriters fully exercise their overallotment option) after deducting the underwriting discounts and commissions of approximately $ million (or approximately $ million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $ million payable by us.

We intend to use the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility, to fund new investment opportunities, and for other general corporate purposes. As of October 7, 2019, we had approximately $118.6 million of debt outstanding under our Credit Facility. See “Use of Proceeds” on page S-17.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Risk Factors	See “Risk Factors” on page S-12 of this prospectus supplement and beginning on page 13 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in the Notes.

SUPPLEMENTARY RISK FACTORS

Investing in the Notes involves a number of significant risks. You should carefully consider the risks described below and all other information contained in this prospectus supplement, the accompanying prospectus, any free writing prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus before making a decision to purchase our Notes. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, our net asset value and the trading price of our securities could decline and you may lose all or part of your investment.

Risks Related to the Offering

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured indebtedness issued by and us and our general liabilities (total liabilities, less debt).

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. In addition, the Notes will rank pari passu with, or equal to, all outstanding and future unsecured indebtedness issued by us and our general liabilities (total liabilities, less debt).

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. As of October 7, 2019, there was $118.6 million outstanding under the Credit Facility. Borrowings under the Credit Facility are the obligation of Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, and are structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, which generally prohibit us incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance.;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including our preferred stock and any subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause our asset coverage to fall below the threshold specified in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture and the Notes will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes) and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, trading levels, and prices of the Notes.

There is no existing trading market for the Notes and, even if Nasdaq approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.

The Notes will be a new issue of debt securities for which there is no trading market. We intend to list the Notes on Nasdaq within 30 days of the original issue date under the symbol “GLADL.” However, there is no assurance that the Notes will be approved for listing on Nasdaq. Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

Accordingly, we cannot assure you that the Notes will be approved for listing on Nasdaq, that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party, that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes or our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Credit Facility, could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes or the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after November 1, 2021, we may choose to redeem the Notes from time to time, especially if prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we redeem the Notes, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve.

Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “ Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate, among other things, to future events or our future performance or financial condition, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with our Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	the recurrence of adverse events in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert L. Marcotte;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to exit an investment in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•

those factors described in the “Risk Factors” section of this prospectus supplement, the accompanying prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

The net proceeds from the sale of $        aggregate principal amount of the Notes in this offering are approximately $        (or approximately $        if the underwriters fully exercise their overallotment option) after deducting the underwriting discounts and commissions of $        (or $        if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $        payable by us.

We intend to use the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility, to fund new investment opportunities, and for other general corporate purposes. As of October 7, 2019, we had $118.6 million outstanding under the Credit Facility. Advances under the Credit Facility generally bear interest at a 30-day LIBOR plus 2.85% per annum, with an unused commitment fee of 0.50% when the average unused commitment amount for the reporting period is less than or equal to 50%, 0.75% when the average unused commitment amount for the reporting period is greater than 50% but less than or equal to 65%, and 1.00% when the average unused commitment amount for the reporting period is greater than 65%. The Credit Facility has a revolving period end date of January 15, 2021. If our Credit Facility is not renewed or extended by January 15, 2021, all principal and interest will be due and payable on or before April 15, 2022.

We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

Pending such uses, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objectives.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2019:

•	on an actual basis; and

•

on an as-adjusted basis to give effect to the sale of $            aggregate principal amount of the Notes and the application of the estimated net proceeds of the offering, after deducting underwriters’ discounts and commissions and estimated offering expenses of approximately $            million and $            million, respectively, payable by us (and assuming the underwriters’ overallotment option is not exercised). See “ Use of Proceeds ”

	As of June 30, 2019
	Actual	As Adjusted***
	(Unaudited)
	(Dollars in thousands)
Borrowings
Credit Facility at fair value (cost: $59,300, actual; $ , as adjusted)	$59,473	$
2023 Notes	55,643
Term Preferred Stock*
6.00% Series 2024 Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 3,000,000 shares authorized and 2,070,000 shares issued and outstanding, actual and as adjusted**	$50,285	$
The Notes**	$—	$
Net Assets
Common stock, $0.001 par value per share, 44,560,000 shares authorized and 29,904,418 shares issued and outstanding, actual and as adjusted**	$30	$
Capital in excess of par value	354,942
Cumulative net unrealized depreciation of investments	(15,618)
Cumulative net unrealized depreciation of other	(173)
Under distributed net investment income	90
Accumulated net realized losses	(93,085)
Total Net Assets	$246,186	$
Total Capitalization	$411,587	$

*	The Company redeemed all of its outstanding Series 2024 Term Preferred Stock on October 2, 2019.
**	None of these outstanding shares are held by us or for our account.
***

Assumes a total of $        of aggregate underwriting discounts and commissions and $        of estimated offering costs payable by us in connection with this offering will be capitalized and amortized over the life of the Notes.

The following are our outstanding classes of securities as of June 30, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	44,560,000	—	—
Series 2024 Term Preferred Stock	5,440,000	—	2,070,000
2023 Notes	$57,500,000	—	—

UNDERWRITING

Janney Montgomery Scott LLC is acting as representative of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the Adviser, the Administrator and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount of Notes
Janney Montgomery Scott LLC	$
Ladenburg Thalmann & Co. Inc.
B. Riley FBR, Inc.
William Blair & Company, L.L.C.
Wedbush Securities Inc.
Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of the Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, the Adviser and the Administrator have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes are subject to approval of legal matters by counsel to the underwriters and certain other conditions, including the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Investors must pay for the Notes purchased in this offering on or about                 , 2019.

Commissions and Discounts

An underwriting discount of     % per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the overallotment option. The underwriters have advised us that they propose initially to offer the Notes to the public at the public offering price on the cover of this prospectus supplement and to certain other Financial Institution Regulatory Authority, Inc. members at that price less a concession not in excess of $        per Note.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Note	Without Option	With Option
Public offering price	$	$	$
Underwriting discounts and commissions	$	$	$
Proceeds, before expenses	$	$	$

The expenses of the offering, not including the underwriting discounts and commissions, are estimated at $        and are payable by us. We will pay the fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Notes in this offering in an amount not to exceed $7,500.

Overallotment Option

We have granted an option to the underwriters to purchase up to an additional $        aggregate principal amount of the Notes offered hereby at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

We have agreed not to directly or indirectly offer, sell, short sell or otherwise dispose of, or enter into any agreement to offer, sell, short sell or otherwise dispose of, any debt securities issued or guaranteed by us or other securities convertible into or exchangeable or exercisable for debt securities issued or guaranteed by us or derivative of debt securities issued or guaranteed by us for a period of 90 days after the date of this prospectus supplement without first obtaining the written consent of Janney Montgomery Scott LLC. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the Nasdaq and will use our reasonable best efforts to maintain such listing. We expect trading in the Notes on the Nasdaq to begin within 30 days after the original issue date under the trading symbol “GLADL”. Currently there is no public market for the Notes.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business addresses of the underwriters are: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103; Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 12th floor, New York, New York 10172; and B. Riley FBR, Inc., 299 Park Avenue, 7th Floor, New York, New York 10171.

Alternative Settlement Cycle

It is expected that delivery of the notes will be made against payment therefor on or about                 , 2019, which is the third business day following the date hereof (such settlement cycle being referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day before delivery thereof will be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

DESCRIPTION OF THE NOTES

The Notes will be issued under a base indenture dated as of November 6, 2018 and a second supplemental indenture thereto to be dated as of                 , 2019, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture and the second supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the Notes.

This section includes a summary description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and the second supplemental indenture will be attached as an exhibit to a post-effective amendment to the registration statement of which this prospectus supplement is a part, in each case, as filed with the SEC. See “ Where You Can Find More Information” in this prospectus supplement for information on how to obtain a copy of the indenture.

General

The Notes will mature on November 1, 2024. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is     % per year and will be paid every February 1, May 1, August 1 and November 1, commencing November 1, 2019, and the regular record dates for interest payments will be every January 15, April 15, July 15 and October 15, commencing October 15, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including                 , 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “—Covenants” and “—Events of Default.” Other than as described under “—Covenants ” below, the indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “—Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.

We may, without the consent of the holders of the Notes, issue additional notes under the indenture with the same terms (except for the issue date, public offering price, and if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional notes must be treated as part of the same issue as the Notes offered hereby for federal income tax purposes.

Covenants

In addition to standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. Currently, these provisions generally prohibit us from incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance

•

We agree that for the period of time during which Notes are outstanding, we will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified under Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions thereto of the 1940 Act, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to any SEC no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after November 1, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are held in certificated form and are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the indenture and the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee or, with respect to global securities, DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “—Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Conversion and Exchange

The Notes are not convertible into or exchangeable for other securities.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Book-Entry Procedures ” below.

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in St. Paul, Minnesota and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in St. Paul, Minnesota, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	You must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

The holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	immediately after giving effect to the transaction, no default or Event of Default shall have occurred and be continuing; and

•	we must deliver certain certificates and documents to the trustee.

An assumption by any person of obligations under the Notes and the indenture might be deemed for federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•

reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance” below.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Satisfaction and Discharge

The indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either

•	all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption within one year,

•

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes not previously delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•

we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.

Covenant Defeasance

Under the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

The Notes are subject to full defeasance. Full defeasance means that we can legally release ourselves from all payment and other obligations on the Notes, subject to the satisfaction of certain conditions, including, but not limited to that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) there is a change in U.S. federal income tax law, in either case to the effect that the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred (called “full defeasance”), and that we put in place the following other arrangements for you to be repaid:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax (including a withholding tax) or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

Indenture Provisions—Ranking

The Notes will be our direct unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; and

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and any other future subsidiaries of the Company, including, without limitation, borrowings under the Credit Facility.

The Trustee under the Indenture

U.S Bank National Association serves as the trustee, paying agent, and security registrar under the indenture. Separately, our securities are held by U.S. Bank National Association pursuant to a custody agreement.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes certain material U.S. federal income tax consequences of acquiring, owning and disposing of the Notes. The discussion is based upon the Code; current, temporary and proposed U.S. Treasury Regulations issued thereunder (the “Treasury Regulations”); the legislative history of the Code; IRS rulings, pronouncements, interpretations and practices; and judicial decisions now in effect, all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. This discussion is limited to persons purchasing the Notes for cash at original issue and at the offering price on the cover page of this prospectus supplement. Furthermore, this discussion assumes that each holder holds the Notes as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). It does not reflect every possible tax outcome or consequence that could result from acquiring, owning or disposing of the Notes. For example, special rules not discussed here may apply to you if you are:

•	a broker-dealer, dealer or trader in securities or currencies;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•	an S corporation;

•	a bank, thrift or other financial institution;

•	a regulated investment company, a real estate investment trust or other financial conduit entity (or shareholder of such entity);

•	an accrual method taxpayer subject to special tax accounting rules as a result of its use of financial statements;

•	an insurance company;

•	a tax-exempt organization, retirement plan, individual retirement account or tax deferred account;

•	subject to the alternative minimum tax provisions of the Code;

•	holding the Notes as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction;

•	holding the Notes through a partnership or other pass-through entity;

•	a “United States person” (within the meaning of the Code) whose “functional currency” is not the U.S. dollar; or

•	a U.S. expatriate or former long-term resident.

In addition, this discussion does not reflect state, local or non-U.S. tax consequences that may apply to you based on your particular circumstances and residence. This discussion also does not address any U.S. federal tax consequences, such as the estate tax or gift tax, other than U.S. federal income tax consequences. You should consult your own tax advisors to determine the tax consequences particular to your situation, including any applicable state, local or foreign income and other tax consequences, which may result from your acquisition, ownership or disposition of the Notes.

As used herein, “U.S. holder” means a beneficial owner of the Notes that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If any entity treated as a partnership for U.S. federal income tax purposes holds the Notes, the tax treatment of an owner of such entity generally will depend upon the status of the owner and the activities of the entity. If you are an owner of an entity treated as a partnership for U.S. federal income tax purposes, you should consult your tax advisor regarding the tax consequences of the entity’s purchase, ownership and disposition of the Notes. This discussion does not address the special treatment under U.S. federal income tax law that could result if we invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, “non-U.S. holder” means a beneficial owner of the Notes that is neither a U.S. holder nor an entity treated as a partnership for U.S. federal income tax purposes.

Prospective holders considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal tax laws to their individual circumstances, as well as any consequences to such holders relating to purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

U.S. Holders

If you are not a U.S. holder, this section does not apply to you.

Interest. The following discussion assumes that the Notes will be issued with no original issue discount or a de minimis amount of original issue discount for U.S. federal income tax purposes. A U.S. holder generally will be required to recognize and include in gross income any stated interest as ordinary income at the time it is paid or accrued on the Notes in accordance with such U.S. holder’s method of accounting for U.S. federal income tax purposes.

Sale or other taxable disposition of the Notes. A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the sum of the cash and the fair market value of any property received in exchange therefor (less a portion allocable to any accrued and unpaid stated interest, which generally will be taxable as ordinary income if not previously included in such U.S. holder’s income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note (or a portion thereof) generally will be the U.S. holder’s cost therefor. This gain or loss generally will be long-term capital gain or loss if the U.S. holder has held the Notes for more than one year at the time of such disposition.

Additional tax on net investment income. An additional surtax at a rate of 3.8% is imposed on the amount of “net investment income,” in the case of an individual, or undistributed “net investment income,” in the case of an estate or trust (other than a charitable trust), which exceeds certain threshold amounts. “Net investment income” as defined for this purpose generally includes interest payments and gain recognized from the sale or other taxable disposition of the Notes. U.S. holders should consult their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the Notes.

Information reporting and backup withholding. A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest and principal payments on the Notes or proceeds upon the sale or other disposition of such Notes (including a redemption or retirement of the Notes). Certain U.S. holders (including, among others, corporations and certain tax-exempt organizations) generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and any of the following is true:

•	such U.S. holder fails to furnish its taxpayer identification number, or “TIN,” which, for an individual is ordinarily his or her social security number;

•	the IRS notifies the payor that such U.S. holder furnished an incorrect TIN;

•	such U.S. holder is notified by the IRS of a failure to properly report payments of interest or dividends; or

•	such U.S. holder fails to certify, under penalties of perjury, that such holder has furnished a correct TIN and that the IRS has not notified such U.S. holder that it is subject to backup withholding.

A U.S. holder should consult its tax advisor regarding its qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. holder generally will be allowed as a credit against the U.S. holder’s U.S. federal income tax liability or may be refunded, provided the required information is furnished in a timely manner to the IRS.

Non-U.S. Holders

If you are not a non-U.S. holder, this section does not apply to you.

Interest. Interest paid to a non-U.S. holder on its Notes that is not effectively connected with such non-U.S. holder’s conduct of a United States trade or business (and, if any applicable treaty so provides, is not attributable to the conduct of a trade or business through a permanent establishment or fixed base in the United States) will not be subject to U.S. federal withholding tax, provided that:

•	such holder does not directly or indirectly, actually or constructively, own 10% or more of the total combined voting power of all classes of our voting stock;

•	such holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership;

•	such holder is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

•

either (1) the non-U.S. holder certifies in a statement provided to us or the paying agent generally on IRS Form W-8BEN, or IRS Form W-8BEN-E, under penalties of perjury, that it is not a “United States person” (within the meaning of the Code) and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Note on behalf of the non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the non-U.S. holder, has received from the non-U.S. holder a statement generally on IRS Form W-8BEN, or IRS Form W-8BEN-E, under penalties of perjury, that such holder is not a United States person and provides us or the paying agent with a copy of such statement or (3) the non-U.S. holder holds its Note directly through a “qualified intermediary” and certain conditions are satisfied.

A non-U.S. holder generally will also be exempt from withholding tax on interest if such amount is effectively connected with such non-U.S. holder’s conduct of a United States trade or business and the non-U.S. holder provides us with appropriate certification (as discussed below under the caption “—United States trade or business”).

Subject to the discussion below under “—United States trade or business,” if a non-U.S. holder does not satisfy the requirements above, interest paid to such non-U.S. holder generally will be subject to a 30% U.S. federal withholding tax. Such rate may be reduced or eliminated under a tax treaty between the United States and the non-U.S. holder’s country of residence. To claim a reduction or exemption under a tax treaty, a non-U.S. holder must generally complete an IRS Form W-8BEN or an IRS Form W-8BEN-E (or applicable successor form) and claim the reduction or exemption on the form.

Sale or other taxable disposition of the Notes. A non-U.S. holder generally will not be subject to U.S. federal income tax or withholding tax on gain recognized on the sale, exchange, redemption, retirement or other taxable disposition of a note so long as (i) the gain is not effectively connected with the conduct by the non-U.S. holder of a United States trade or business (or, if a tax treaty applies, the gain is not attributable to a United States permanent establishment maintained by such non-U.S. holder) and (ii) in the case of a non-U.S. holder who is an individual, such non-U.S. holder is not present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are not met. A non-U.S. holder who is an individual and does not meet this exemption should consult his or her tax advisor regarding the potential liability for U.S. federal income tax on such holder’s gain realized on a note.

United States trade or business. If interest paid on a note or gain from a disposition of a note is effectively connected with a non-U.S. holder’s conduct of a United States trade or business (and, if an income tax treaty applies, the non-U.S. holder maintains a United States permanent establishment to which such amounts are generally attributable), the non-U.S. holder generally will be subject to U.S. federal income tax on the interest or gain on a net basis in the same manner as if it were a U.S. holder. If a non-U.S. holder is subject to U.S. federal income tax on the interest on a net basis, the 30% withholding tax described above will not apply (assuming an appropriate certification is timely provided, generally on IRS Form W-8ECI). A non-U.S. holder that is a corporation may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to certain adjustments, unless it qualifies for a lower rate under an applicable income tax treaty. For this purpose, interest on a note or gain from a disposition of a note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by the corporation of a United States trade or business.

Backup withholding and information reporting. A non-U.S. holder generally will not be subject to backup withholding and information reporting with respect to payments that we make to the non-U.S. holder, provided that we do not have actual knowledge or reason to know that such holder is a “United States person,” within the meaning of the Code, and the non-U.S. holder has given us the statement described above under “Non-U.S. Holders—Interest.” In addition, a non-U.S. holder will not be subject to backup withholding or information reporting with respect to the proceeds of the sale or other disposition of the Notes (including a retirement or redemption of such Notes) within the United States or conducted through certain U.S.-related brokers, if the payor receives the statement described above and does not have actual knowledge or reason to know that such holder is a United States person or the holder otherwise establishes an exemption. However, we may be required to report annually to the IRS and to the non-U.S. holder the amount of, and the tax withheld with respect to, any interest paid to the non-U.S. holder, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides.

A non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.

Foreign Account Tax Compliance Act. Sections 1471 through 1474 of the Code and the Treasury Regulations and other published guidance promulgated thereunder (which are commonly referred to as “FATCA”) generally impose withholding taxes on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless additional certification, information reporting and other specified requirements are satisfied. Failure to comply with the FATCA reporting requirements could result in withholding tax being imposed on payments of interest and sales proceeds to foreign intermediaries and certain non-U.S. holders. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which the Notes are held will affect the determination of whether such withholding is required. While existing Treasury regulations would require FATCA withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has recently released proposed regulations that eliminated this requirement. Pursuant to these proposed regulations, a taxpayer may (but is not required to) rely on this proposed change to FATCA withholding until final regulations are issued or until such proposed regulations are rescinded. The FATCA withholding tax will apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from imposition of withholding tax pursuant to an applicable tax treaty with the United States or U.S. domestic law. If payment of this withholding tax is made, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction, if any. We will not pay additional amounts to holders of the Notes in respect of any amounts withheld. Prospective holders should consult their own tax advisors regarding the potential application of withholding under FATCA to their investment in the Notes.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with KeyBank and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Proskauer Rose LLP, Washington, D.C. Certain matters of Maryland law, including matters regarding the securities offered by this prospectus supplement, will be passed upon for us by Venable LLP, Baltimore, Maryland. Certain legal matters will be passed upon for the underwriters by Dechert LLP, Washington, D.C. Proskauer Rose LLP and Dechert LLP may rely as to certain matters of Maryland law upon the opinion of Venable LLP.

EXPERTS

The financial statements as of September 30, 2018 and September 30, 2017 and for each of the three years in the period ended September 30, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2018 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus supplement and the accompanying prospectus constitute part of a registration statement on Form N-2 that we have filed with the SEC, together with any and all amendments and related exhibits under the Securities Act. This prospectus supplement and the accompanying prospectus do not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the Notes we are offering under this prospectus supplement and the accompanying prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus supplement and the accompanying prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus supplement and the accompanying prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge on our website at www.GladstoneCapital.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider such information to be part of this prospectus supplement or the accompanying prospectus. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website free of charge at www.sec.gov. You can request a copy of any of our SEC filings, including those incorporated by reference herein or in the accompanying prospectus, at no cost, by writing or telephoning us at the address or telephone number above.

INCORPORATION BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus supplement, and later information that we file with the SEC will automatically update and, where applicable, supersede this information. We incorporate by reference in this prospectus supplement the documents listed below:

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 1, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 5, 2019;

•	our Current Reports on Form 8-K filed with the SEC on July 10, 2019, August 21, 2019 and October 2, 2019; and

•

the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on August 23, 2001, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

We also incorporate by reference into this prospectus supplement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this prospectus supplement until all of the securities offered by this prospectus supplement have been sold or the offering of these securities is otherwise terminated, provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus supplement and in the accompanying prospectus.

You may obtain copies of any of these filings from us as described below, through the SEC or through the SEC’s website as described below. Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this prospectus supplement, by writing or calling our Investor Relations Department at the following address and telephone number:

Investor Relations

Gladstone Capital Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(703) 287-5893

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common or preferred stock, or debt securities, or concurrent, separate offerings of these securities, (collectively “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “GLAD.” As of January 15, 2019, the last reported sales price for our common stock was $8.58. Our 6.00% Series 2024 Term Preferred Stock (“Series 2024 Term Preferred Stock”) is also traded on the Nasdaq under the symbol “GLADN.” As of January 15, 2019, the last reported sales price for our Series 2024 Term Preferred Stock was $25.00. Our 6.125% Notes due 2023 (“2023 Notes”) are also traded on the Nasdaq under the symbol “GLADD.” As of January 15, 2019, the last reported sales price for our 2023 Notes was $24.95.

This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly, current reports, proxy statements and other information, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge by writing to us at Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at 1-866-214-7543 or on our website at www.gladstonecapital.com. You may also call us collect at (703) 287-5893 to request this or other information or to make stockholder inquiries. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 13. Common stock of closed-end investment companies frequently trades at a discount to net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained or incorporated by reference in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is February 5, 2019

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information,” “Incorporation of Certain Information by Reference” and “Risk Factors” before you make an investment decision.

i

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; “Affiliated Public Funds” refers collectively to Gladstone Commercial, Gladstone Investment and Gladstone Land and “Gladstone Companies” refers to the Affiliated Public Funds, Adviser, Administrator and their affiliated companies.

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Our shares of common stock and Series 2024 Term Preferred Stock are traded on Nasdaq under the trading symbols “GLAD” and “GLADN,” respectively, and our 2023 Notes trade on Nasdaq under the trading symbol “GLADD.”

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2018, our investment portfolio was made up of approximately 91.4% debt investments and 8.6% equity investments, at cost.

We focus on investing in lower middle market companies in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Investment and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Investment pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and may include interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

Since our initial public offering in 2001 and through September 30, 2018, we have invested in over 226 different companies, while making 188 consecutive monthly or quarterly cash distributions to common stockholders. We expect that our investment portfolio will primarily include the following three categories of investments in private companies operating in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business. First lien debt securities may include investments sourced from the syndicated loan market.

•

Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrowers’ first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees such as warrants to buy common and preferred stock or limited liability interests in connection with these second lien secured debt securities. Second lien debt securities may include investments sourced from the syndicated loan market.

•

Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of our total assets. See “Regulation as a Business Development Company—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours, under an investment advisory and management agreement (the “Advisory Agreement”) and the Administrator, another of our affiliates, provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial, a publicly-traded real estate investment trust; Gladstone Investment, a publicly-traded BDC and RIC; and Gladstone Land, a publicly-traded real estate investment trust (collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C., at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. The Adviser also has offices in several other states.

Recent Developments

Debt Offering

In November 2018, we completed a public debt offering of $57.5 million aggregate principal amount of 6.125% Notes due 2023 (the “2023 Notes”), inclusive of the overallotment, for net proceeds of $55.5 million after deducting underwriting discounts, commissions and offering expenses borne by us. The Notes will mature on November 1, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2020. The 2023 Notes are traded under the ticker symbol “GLADD” on the Nasdaq Global Select Market.

Distributions

On October 9, 2018, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
October 19, 2018	October 31, 2018	$0.07	$0.125
November 20, 2018	November 30, 2018	0.07	0.125
December 20, 2018	December 31, 2018	0.07	0.125

	Total for the Quarter	$0.21	$0.375

On January 8, 2019, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
January 18, 2019	January 31, 2019	$0.07	$0.125
February 20, 2019	February 28, 2019	0.07	0.125
March 20, 2019	March 29, 2019	0.07	0.125

	Total for the Quarter	$0.21	$0.375

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities, as defined in the 1940 Act, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (Nasdaq)	GLAD

6.00% Series 2024 Term Preferred Stock Trading Symbol (Nasdaq)	GLADN

6.125% Notes due 2023 Trading Symbol (Nasdaq)	GLADD

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing debt, then to make investments in lower middle market companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. In September 2017 we issued, and in October 2017 we made our first distribution on, our Series 2024 Term Preferred Stock and have paid monthly distributions thereafter. The amount of monthly distributions on our capital stock is generally determined by our Board of Directors on a quarterly basis and is based on management’s estimate of the fiscal year’s taxable income. See “Price Range of Common Stock and Distributions.” Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. Such return of capital distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. See “Risk Factors—Risks Related to an Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital.” Certain additional amounts may be deemed as distributed to common stockholders for income tax purposes and may also constitute a return of capital.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute, for each of our taxable years, at least 90.0% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common stock of closed-end investment companies frequently trades at a discount to NAV. The possibility that our common stock may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share of common stock may decline. We cannot predict whether our common stock will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV. See “Risk Factors—Risks related to an Investment in our Securities—Shares of closed-end investment companies frequently trade at a discount from NAV.”

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A classified board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Dividend Reinvestment Plan

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not elect to do so will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.” There is no dividend reinvestment plan for our Series 2024 Term Preferred Stock.

Management Arrangements	Gladstone Management Corporation serves as the investment adviser, and Gladstone Administration, LLC serves as the administrator. For a description of the Adviser, the Administrator, the Affiliated Public Funds and the contractual arrangements with these companies, see “Business—Transactions with Related Parties” and “Management—Certain Transactions.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following annualized percentages were calculated based on actual expenses incurred in the quarter ended September 30, 2018 and average net assets attributable to common stockholders for the quarter ended September 30, 2018.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses (per sales transaction fee)(2)	Up to $25.00 Transaction Fee
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Base Management fee(4)	2.89%
Loan servicing fee(5)	2.10%
Incentive fee (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.07%
Interest payments on borrowed funds(7)	2.73%
Dividend expense on mandatorily redeemable preferred stock(8)	1.38%
Other expenses(9)	1.22%

Total annual expenses(10)	12.39%

(1)

The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.

(2)

The expenses of the dividend reinvestment plan, if any, are included in stock record expenses, a component of “other expenses.” If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee, plus per share brokerage commissions, from the proceeds. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.

(3)	The percentages presented in this table are gross of credits to any fees.
(4)

In accordance with our Advisory Agreement, our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases. In accordance with the requirements of the SEC, the table above shows Gladstone Capital’s management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.89% of the average net assets as of September 30, 2018 by dividing the total dollar amount of the management fee by Gladstone Capital’s average net assets. The base management fee for the quarter ended September 30, 2018 before application of any credits was $1.8 million.

From time to time, the Adviser has non-contractually, unconditionally and irrevocably agreed to reduce the 1.75% base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. For the quarter ended September 30, 2018, this credit to the base management fee was $0.1 million.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are non-contractually, unconditionally and irrevocably credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended September 30, 2018, the base management fee credit was $0.1 million. See “Management—Certain Transactions.”

(5)

The Adviser services, administers and collects on the loans held by Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with our Fifth Amended and Restated Credit Agreement, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender, as amended (the “Credit Facility”). For the three months ended September 30, 2018, the total loan servicing fee was $1.3 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally non-contractually, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 6 below.

(6)

In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 4 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through September 30, 2018. The income-based incentive fee for the quarter ended September 30, 2018 was $1.3 million.

From time to time, the Adviser has non-contractually, unconditionally and irrevocably agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended September 30, 2018, the incentive fee credit was $0.8 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Business—Transactions with Related Parties—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of September 30, 2018, we had $110.0 million in borrowings outstanding on our Credit Facility.
(8)

Includes amortization of deferred financing costs related to our Series 2024 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended September 30, 2018. See “Description of our Securities—Term Preferred Stock” for additional information.

(9)

Includes our overhead expenses, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses estimated to be incurred by the Administrator in performing its obligations under the Administration Agreement for the current fiscal year. See “Management—Certain Transactions—Administration Agreement.”

(10)

Total annualized gross expenses, based on actual amounts incurred for the quarter ended September 30, 2018, would be $30.4 million. After all non-contractual, unconditional and irrevocable credits described in footnote 4, footnote 5 and footnote 6 above are applied to the base management fee, the loan servicing fee, and the incentive fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended September 30, 2018, would be $21.4 million or 8.74% as a percentage of net assets.

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our quarterly operating expenses would remain at the levels set forth in the table above and are gross of credits to any fees. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income (1)(2)	$123	$342	$531	$895
assuming a 5% annual return consisting entirely of capital gains (2)(3)	$132	$364	$559	$924

(1)

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the Advisory Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.

(2)

While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(3)

For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains based incentive fee is payable.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Securities to be offered from time to time by this prospectus and the accompanying prospectus supplement. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of such reports and amendments to those reports, if any, filed or furnished pursuant to the Exchange Act are available free of charge through our website at www.GladstoneCapital.com as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. Information on our website should not be considered part of this prospectus. A request for any of these reports may also be submitted to us by sending a written request addressed to Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, or by calling our toll-free investor relations line at 1-866-366-5745. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Commencing March 24, 2019, we will be allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC on or after March 24, 2019 and before the date that any offering of any Securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from March 24, 2019 until all of the Securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these Securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to March 23, 2019 will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

Investor Relations

Gladstone Capital Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

1-866-366-5745

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

RISK FACTORS

You should carefully consider the risks described below and all other information contained or incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities and NAV of our common stock could decline, and you may lose all or part of your investment. We believe the risk factors described below are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to the Economy

Market conditions could negatively impact our business, results of operations, cash flows and financial condition.

The market in which we operate is affected by a number of factors that are largely beyond our control but can nonetheless have a potentially significant, negative impact on us. These factors include, among other things:

•	changes in interest rates and credit spreads;

•	the availability of credit, including the price, terms and conditions under which it can be obtained;

•	the quality, pricing and availability of suitable investments and credit losses with respect to our investments;

•	the ability to obtain accurate market-based valuations;

•	loan values relative to the value of the underlying assets;

•	default rates on the loans underlying our investments and the amount of related losses;

•	prepayment rates, delinquency rates and legislative / regulatory changes with respect to our investments and loans, and the timing and amount of servicer advances;

•	competition;

•	the actual and perceived state of the economy and public capital markets generally;

•	the national and global political environment, including foreign relations and trading policies;

•	the impact of potential changes to the tax code; and

•	the attractiveness of other types of investments relative to investments in lower middle market companies generally.

Changes in these factors are difficult to predict, and a change in one factor can affect other factors resulting in adverse effects to our financial condition.

Volatility in the capital markets may make it more difficult to raise capital and may adversely affect the valuations of our investments.

Given the volatility and dislocation that the capital markets have experienced from time to time, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Market interest rates may have an effect on the value of our securities.

One of the factors that will influence the price of our securities will be the distribution yield on our securities (as a percentage of the price of our securities) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our securities to expect a higher distribution yield. In addition, higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. As a result, higher market interest rates could cause the market price of our securities to decrease.

Rising interest rates may negatively impact our investments and have an adverse effect on our business, financial condition, results of operations, and cash flows.

In recent years, the Federal Reserve Board (the “Fed”) has incrementally raised the target range for the federal funds rate, with additional increases possible over the next year. As interest rates increase, generally, the cost of borrowing increases, affecting our ability to make new investments on favorable terms or at all. More generally, interest rate fluctuations and changes in credit spreads on floating rate loans may have a negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our securities. A substantial portion of our debt investments have variable interest rates that reset periodically and are generally based on LIBOR, so an increase in interest rates from the current interest rate may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations. In addition, to the extent that an increase in interest rates makes it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. There can be no guaranty the Fed will raise rates at the gradual pace they originally proposed, nor can there be any assurance that markets will not adversely react to rate increases. The increase in interest rates could have a negative effect on our investments, which could negatively impact our operating results, financial condition, and cash flows.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the U.S.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Our portfolio includes a concentration of companies related to the oil and gas industry with the fair value of these investments representing approximately $50.2 million, or 12.9% of our total portfolio at fair value as of

September 30, 2018. These businesses provide services to oil and gas companies and are indirectly impacted by the prices of, and demand for, oil and natural gas, which have recently experienced volatility, including significant decline in prices, and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flows, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for first and second lien secured debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in lower middle market companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in lower middle market companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in lower middle market companies are subject to a number of significant risks including the following:

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Lower middle market companies are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus any economic downturns or recessions are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

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Lower middle market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of September 30, 2018, loans to one portfolio company were on non-accrual status with an aggregate debt cost basis of approximately $26.9 million, or 6.9% of the cost basis of all debt investments in our portfolio. While we are working with the portfolio company to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in some of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

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Lower middle market companies typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are lower middle market businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

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There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and certain consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations to make a well-informed investment decision.

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Lower middle market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay any of our loans would be jeopardized.

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Lower middle market companies are more likely to be dependent on one or two persons. Typically, the success of a lower middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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Lower middle market companies may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

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Debt securities of lower middle market companies typically are not rated by a credit rating agency. Typically a lower middle market private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

•	Lower middle market companies may be highly leveraged. Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor.

These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and determining, in good faith, the fair value of our investments for which market quotations are not readily available, based on our valuation policy, which has been approved by our Board of Directors. Our Board of Directors reviews valuation recommendations that are provided by the Valuation Team. In valuing our investment portfolio, several techniques are used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third party assessments. Currently, ICE Data Pricing and Reference Data, LLC (formerly Standard & Poor’s Securities Evaluation, Inc.) provides estimates of fair value on our proprietary debt investments and we use another independent valuation firm to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, other factors are considered when determining fair value of our investments, including but limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Our NAV would be adversely affected if the fair value of our investments that are approved by our Board of Directors are higher than the values that we ultimately realize upon the disposal of such securities.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant to the valuation policy. In connection with that determination, the Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by Mr. Gladstone, may result in a conflict of interest as the management fees that we pay the Adviser are based on our gross assets less uninvested cash or cash equivalents from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Valuation Team’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Valuation Team’s determinations regarding the fair value of our investments that are ultimately approved by our Board of Directors are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives may not be completely aligned with ours. As of September 30, 2018, syndicated loans made up approximately 9.6% of our portfolio at cost, or $41.0 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

The interest rates of some of our term loans to our portfolio companies are priced using a spread over LIBOR, which may be phased out in the future.

LIBOR is the basic rate of interest used in lending between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. In general, our investments in debt securities have a term of five to seven years, accrue interest at variable rates based on LIBOR and, to a lesser extent, at fixed rates. As of September 30, 2018, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 90.6% of loans at variable rates with floors and approximately 9.4% at fixed rates.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The Fed, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, announced replacement of U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement tool remains in question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the loan documents with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and minority equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and/or we could be subject to lender liability claims.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In addition, even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the year ended September 30, 2018, we received prepayments of investments totaling $58.9 million. We will generally first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of September 30, 2018, we had investments in 50 portfolio companies, of which there were five investments that comprised approximately $122.8 million, or 31.5% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of September 30, 2018, our largest industry concentrations of our total investments at fair value were in diversified/conglomerate service companies, representing 20.3%; healthcare, education and childcare companies, representing 13.8%; and oil and gas companies, representing 12.9%. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations and financial condition.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Portfolio company litigation or other litigation or claims against us or our personnel could result in additional costs and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if without merit, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. Additionally, other litigation or claims against us or our personnel could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations, financial condition, or cash flows.

While we believe we would have valid defenses to potential claims brought due to our investment in any portfolio company, and will defend any such claims vigorously, we may nevertheless expend significant amounts of money in defense costs and expenses. Further, if we enter into settlements or suffer an adverse outcome in any litigation, we could be required to pay significant amounts. In addition, if any of our portfolio companies become subject to direct or indirect claims or other obligations, such as defense costs or damages in litigation or settlement, our investment in such companies could diminish in value and we could suffer indirect losses.

Further, these matters could cause us to expend significant management time and effort in connection with assessment and defense of any claims.

We may not realize gains from our equity investments and other yield enhancements.

When we make an investment, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any equity interests we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of September 30, 2018, we had $110.0 million in borrowings, at cost, outstanding under our Credit Facility, which provides for maximum borrowings of $190.0 million, with a revolving period end date of January 15, 2021. Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility also limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, and a minimum number of 25 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $232.8 million as of September 30, 2018, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2018, and as defined in the performance guaranty of our Credit Facility, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is January 15, 2021 (the “Revolving Period End Date”) and if our Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before April 15, 2022. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $265.0 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing at or before the Revolving Period End Date, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding mandatorily redeemable preferred stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are not able to renew, extend or refinance our Credit Facility prior to its maturity, it could result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

We completed an equity offering of our Series 2024 Term Preferred Stock in September 2017 and sold 2,341,296 common shares under our at-the-market program during the year ended September 30, 2018. In addition, in November 2018, we completed a public debt offering of $57.5 million aggregate principal amount of the 2023 Notes, inclusive of the overallotment. However, there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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Senior Securities. We may issue “senior securities representing indebtedness” (including borrowings under our Credit Facility and our 2023 Notes) and “senior securities that are stock,” such as our Series 2024 Term Preferred Stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue such senior securities in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% (as the law applies to the Company currently) or 150% (as the law will apply to the Company effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—

Overview—Regulatory Compliance” for a discussion of changes to the asset coverage requirements pursuant to the Small Business Credit Availability Act (“SBCAA”)) on such senior security immediately after each issuance of such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200% or 150%, as applicable. If the aggregate value of our assets declines, we might be unable to satisfy that 200% or 150% requirement, as applicable. To satisfy the 200% or 150%, as applicable, asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that are stock.”

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Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then-current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then-current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has in previous years. As noted above, the 1940 Act prohibits the issuance of multiple classes of “senior securities that are stock.” As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Series 2024 Term Preferred Stock.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage, including through the issuance of senior securities that are debt or stock, magnifies the potential for gain or loss on amounts invested, and, if we incur additional leverage as permitted by the SBCAA, this potential will be further magnified. We have incurred leverage in the past and currently incur leverage through the Credit Facility, shares of our mandatorily redeemable preferred stock and the 2023 Notes and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder(A)	(18.36)%	(9.94)%	(1.51)%	6.91%	15.34%

(A)

The hypothetical return to common stockholders is calculated by multiplying our total assets as of September 30, 2018 by the assumed rates of return and subtracting all interest accrued on our debt for the year ended September 30, 2018, adjusted for the dividends on our Series 2024 Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $399.5 million in total assets, $110.0 million drawn on our Credit Facility (at cost), $51.8 million in aggregate liquidation preference of our Series 2024 Term Preferred Stock, and $237.1 million in net assets, each as of September 30, 2018.

Based on the outstanding balance on our Credit Facility of $110.0 million at cost, as of September 30, 2018, the effective annual interest rate of 5.1% as of that date, and aggregate liquidation preference of our Series 2024 Term Preferred Stock of $51.8 million, our investment portfolio at fair value would have had to produce an annual return of at least 2.2% to cover annual interest payments on the outstanding debt and dividends on our Series 2024 Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

As of September 30, 2018, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 90.6% of loans at variable rates with floors and approximately 9.4% at fixed rates.

As of September 30, 2018, we did not have any hedging arrangement, such as interest rate hedges. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement. For additional information on market interest rate fluctuations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk.”

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90.0% of our investment company taxable income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income over the term of the debt investment or PIK interest which is accrued generally over the term of the debt investment but not paid in cash, both of which will increase the amounts we are required to distribute to maintain RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. Refer to “Business—Material U.S. Federal Income Tax Considerations—RIC Status” for additional information regarding asset coverage ratio and RIC requirements and to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Regulatory Compliance” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA.

Some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, as defined in Section 55(a) of the 1940 Act.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act and our Credit Facility could be subject to termination. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the

1940 Act, which would significantly decrease our operating flexibility. Refer to “Business—Regulation as a Business Development Company—Qualifying Assets” for additional information regarding qualifying assets.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business—Material U.S. Federal Income Tax Considerations” and “Business— Regulation as a Business Development Company.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our charter and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of Maryland law applicable to us prohibit business combinations with:

•	any person who beneficially owns 10.0% or more of the voting power of our common stock (an “interested stockholder”);

•	an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

•	an affiliate of an interested stockholder.

These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our Board of Directors and approved by the affirmative vote of at least 80.0% of the votes entitled to be cast by holders of our outstanding shares of common stock and two-thirds of the votes entitled to be cast by holders of our common stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders’ interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

Our charter permits our Board of Directors to issue up to 50.0 million shares of capital stock. In addition, our Board of Directors, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series of stock that we have authority to issue. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of approximately 2.1 million shares of Series 2024 Term Preferred Stock. Preferred stock, including our Series 2024 Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150%, provided certain conditions are met) after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities representing indebtedness,” including borrowing money from banks or other financial institutions or “senior securities that are stock,” such as our mandatorily redeemable preferred stock, only in amounts such that our asset coverage on each senior security, as defined in the 1940 Act, equals at least 200% or 150% (effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Regulatory Compliance” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA) after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy these tests. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Recently-enacted legislation allows us to incur additional leverage under the 1940 Act, distinct from certain of our obligations under our Credit Facility and our Term Preferred Stock.

Historically, as a BDC, under the 1940 Act, we are generally required to maintain asset coverage of 200% for senior securities representing indebtedness (i.e., debt) or stock (i.e., preferred stock). On March 23, 2018, President Trump signed into legislation the Consolidated Appropriations Act of 2018, also known as the “omnibus spending package.” Included in Title VIII therein is the SBCAA that includes certain regulations under the federal securities laws impacting BDCs. Among other items, the SBCAA allows a BDC to increase the amount of debt it may incur by modifying the asset coverage percentage from 200% to 150% (subject to specific approval and disclosure requirements).

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Director’s approval; or on April 10, 2019. Under the current 200% asset coverage standard, we may borrow debt or issue senior securities in the amount of $1.00 for every $1.00 of equity in the Company. Starting from April 10, 2019, under the 150% asset coverage standard, we may borrow debt or issue senior securities in the amount of $2.00 for every $1.00 of equity in the Company. This reduction in the asset coverage ratio will allow us to double the amount of debt that we may incur and, therefore, your risk of an investment in us may increase. In addition, our management fee is based on our average gross assets, which include investments made with proceeds of borrowings, and, as a result, if we were to incur additional leverage, management fees paid to the Adviser would increase.

Notwithstanding the modified asset coverage leverage ratio under the 1940 Act described above, we remain subject to a minimum asset coverage requirement of 200% with respect to certain provisions of our Credit Facility and our Series 2024 Term Preferred Stock. If we drop below the 200% minimum asset coverage requirement, we may under certain circumstances be required to repay all outstanding indebtedness under our Credit Facility and redeem our Series 2024 Term Preferred Stock. In addition, in the event we fall below the 200% minimum asset coverage requirement, we may need to renegotiate our Credit Facility and issue additional series of term preferred stock with a lower asset coverage requirement. Such events, if they were to occur, could have a significant adverse effect on our business, financial condition, results of operations, and cash flows.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker, and Robert L. Marcotte for their experience, skills and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

In addition, we depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

The Adviser’s liability is limited under the Advisory Agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

The Adviser has not assumed any responsibility to us other than to render the services described in the Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Adviser’s advice or recommendations. Pursuant to the Advisory Agreement, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser will not be liable to us for their acts under the Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Advisory Agreement. We have agreed to indemnify, defend and protect the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Advisory Agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business—Transactions with Related Parties.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. Our OID investments totaled $20.7 million as of September 30, 2018, at cost, which are all syndicated loan investments. For the year ended September 30, 2018, we recognized $0.2 million of OID income and the unamortized balance of OID investments as of September 30, 2018 totaled $0.4 million. As of September 30, 2018, we had five investments which had a PIK interest component and we recorded PIK interest income of $3.8 million during the year ended September 30, 2018. We collected $0.8 million in PIK interest in cash for the year ended September 30, 2018.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of each of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of each of the Gladstone Companies. Mr. Marcotte is an executive managing director of the Adviser. While portfolio managers and the officers and other employees of the Adviser will devote as much time to the management of us as appropriate to enable the Adviser to perform its duties in accordance with the Advisory Agreement, the portfolio managers and other of the Adviser’s officers may have conflicts in allocating their time and services among us, on the one hand, and other investment vehicles managed by the Adviser, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the portfolio managers and the officers and employees of the Adviser will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2018, our Board of Directors has approved the following types of co-investment transactions:

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Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

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We may invest simultaneously with our affiliate Gladstone Investment in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay base management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

The Adviser is not obligated to provide a credit of the base management fee or incentive fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets and an incentive fee which consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. Our Board of Directors has historically accepted and may accept in the future quarterly or annual non-contractual, unconditional and irrevocable credits to reduce the annual base management fee. Further, our Board of Directors has accepted on a quarterly basis non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of distributions to common stockholders. Any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these management and incentive fees will increase. If the Adviser does not issue these credits in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

We intend to distribute at least 90.0% of our investment company taxable income to our stockholders by paying monthly distributions. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Furthermore, we expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility and the 2023 Notes restrict the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Quarterly, our Board of Directors declares monthly distributions based on then-current estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our current and accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have material adverse impact on our ability to make new investments.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV per share. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below, or above our NAV.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of the holders of a majority of our outstanding voting securities and our independent directors. Additionally, when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock may trade below NAV, we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current NAV per share of our common stock.

We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV per share at our annual meetings of stockholders held on February 9, 2017 and February 8, 2018 and are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2019 Annual Meeting of Stockholders to be held February 7, 2019. Absent such stockholder approval, we are not able to access the capital markets in an offering at prices below the then-current NAV per share due to restrictions applicable to BDCs under the 1940 Act. Should we decide to issue shares of common stock at a price below NAV per share in the future, we will seek the requisite approval of our stockholders at such time.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then-current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Series 2024 Term Preferred Stock for two years, the holders of our Series 2024 Term Preferred Stock will be entitled to elect a majority of our directors.

The 1940 Act requires, and the terms of our Series 2024 Term Preferred Stock provide for, annual dividends in the amount of $1.50 per outstanding share of Series 2024 Term Preferred Stock. In accordance with the terms of our Series 2024 Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Series 2024 Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Holders of our preferred stock and debt securities and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

The shares of Series 2024 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing additional debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

Risks Related to Our Debt Securities

Our debt securities are unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured indebtedness issued by us and our general liabilities (total liabilities, less debt).

Our debt securities, including the 2023 Notes, are not secured by any of our assets or any of the assets of our subsidiaries. As a result, our debt securities are subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our debt securities. In addition, our debt securities rank pari passu with, or equal to, all outstanding and future unsecured indebtedness issued by us and our general liabilities (total liabilities, less debt).

Our debt securities will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

Our debt securities, including the 2023 Notes, are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of our debt securities and our debt securities are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of our debt securities) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, our debt securities are structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. As of September 30, 2018, there was $110.0 million outstanding under the Credit Facility. Borrowings under the Credit Facility are the obligation of Business Loan, and are structurally senior to our debt securities, including the 2023 Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to our debt securities, including the 2023 Notes.

The indenture under which our debt securities issued contains limited protection for holders of our debt securities.

The indenture under which our debt securities, including the 2023 Notes, are issued offers limited protection to holders of such securities. The terms of the indenture do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in our debt securities. In particular, the terms of the indenture do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our debt securities, (2) any indebtedness or other obligations that would be secured and therefore effectively rank senior in right of payment to our debt securities to the extent of the values of the assets securing such debt, (3) our indebtedness that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to our debt securities and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to our debt securities with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, which generally prohibit us incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% effective April 10, 2019) after such incurrence or issuance. See the risk factor “—Recently-enacted legislation allows us to incur additional leverage under the 1940 Act, distinct from certain of our obligations under our Credit Facility and our term preferred stock” below;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to our debt securities, including our preferred stock and any subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause our asset coverage to fall below the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time in order to maintain the BDC’s status as a RIC under Subchapter M of the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to make an offer to purchase our debt securities in connection with a change of control or any other event.

Furthermore, the terms of the indenture do not protect holders of our debt securities in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of our debt securities), and take a number of other actions that are not limited by the terms of our debt securities may have important consequences for you as a holder of our debt securities, including making it more difficult for us to satisfy our obligations with respect to our debt securities or negatively affecting the trading value of our debt securities.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for trading levels and prices of our debt securities.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our debt securities.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party, that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal and interest on our debt securities and substantially decrease the market value of our debt securities. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to refinance or restructure our debt, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under our debt securities or other borrowings. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Credit Facility, could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under our debt securities or the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may choose to redeem our debt securities when prevailing interest rates are relatively low.

We may choose to redeem debt securities subject to redemption from time to time, especially if prevailing interest rates are lower than the rate borne by such debt securities. If prevailing rates are lower at the time of redemption, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the debt securities being redeemed. Our redemption right also may adversely impact your ability to sell our debt securities as the optional redemption date or period approaches.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, could cause the liquidity or market value of our debt securities to decline significantly.

Any credit rating assigned to us or our debt securities represents an assessment by the assigning rating agency of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our debt securities. Credit ratings are paid for by the issuer and are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Other Risks

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform may be vulnerable to intrusion, computer viruses or similar disruptive problems caused by cyber-attacks. A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources or those of our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships or those of our portfolio companies. As our and our portfolio companies’ reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers, and the information systems of our portfolio companies. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, any such incident, disruption or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, and regulatory penalties, disrupt our operations, and damage our and our Adviser’s reputations, resulting in a loss of confidence in our services and our Adviser’s services, which could adversely affect our business.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with our Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include but are not limited to:

•	the recurrence of adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Robert L. Marcotte or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to exit an investment in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described in the “Risk Factors” section of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statement, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we expect to use the net proceeds from the sale of the Securities first to pay down existing debt, then to make investments in lower middle market businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. For the year ended September 30, 2018, indebtedness under our Credit Facility, which matures on April 15, 2022, had a weighted average interest rate of approximately 5.1%, excluding effects of amortization on our deferred financing costs. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, for each taxable year, a minimum of 90.0% of our annual ordinary income plus the excess of net short-term capital gains over net long-term capital losses, if any, to our stockholders in the form of monthly dividends. We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a deemed distribution for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends for each calendar year are reported to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our shares of common stock and mandatorily redeemable preferred stock are traded on the Nasdaq under the trading symbols “GLAD” and “GLADN,” respectively and our 2023 Notes trade on Nasdaq under the trading symbol “GLADD.” There can be no assurance that any premium to NAV will be attained or maintained. As of January 14, 2019 there were 38 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the Nasdaq and the distributions declared by us for the last two completed fiscal years and the current fiscal year through January 15, 2019.

COMMON SHARE PRICE DATA

		Sales Price
	NAV(1)	High	Low	Declared Common Distributions	Premium (Discount) of High to NAV(2)	Premium (Discount) of Low to NAV(2)
Fiscal Year ended September 30, 2017
First Quarter	$8.36	$9.62	$7.33	$0.21	15.1%	(12.3)%
Second Quarter	8.33	9.92	8.67	0.21	19.1	4.1
Third Quarter	8.38	10.12	9.15	0.21	20.8	9.2
Fourth Quarter	8.40	9.95	8.98	0.21	18.5	6.9
Fiscal Year ended September 30, 2018
First Quarter	8.48	9.92	8.95	0.21	17.0	5.5
Second Quarter	8.62	9.50	7.80	0.21	10.2	(9.5)
Third Quarter	8.86	9.29	8.57	0.21	4.9	(3.3)
Fourth Quarter	8.32	9.87	9.02	0.21	18.6	8.4
Fiscal Year ending September 30, 2019
First Quarter	*	9.65	6.41	0.21	*	*
Second Quarter (through January 15, 2019)	*	8.60	7.21	0.21	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.

(2)

The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.

*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

The following are our outstanding classes of securities as of December 31, 2018.

(1)Title of Class	(2)Amount Authorized	(3)Amount Held by us or for Our Account	(4)Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	44,560,000 shares	—	28,504,745 shares
6.00% Series 2024 Term Preferred Stock	5,440,000 shares	—	2,070,000 shares
6.125% Notes due 2023	$57,500,000		$57,500,000

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND MANDATORILY REDEEMABLE PREFERRED DISTRIBUTIONS

For the years ended September 30, 2018, 2017, 2016, 2015 and 2014, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

Year Ended September 30,
	2018	2017	2016	2015		2014
Net investment income plus fixed charges to fixed charges	3.3x	3.6x	3.4x	3.0x		3.5x
Net investment income plus net realized losses plus fixed charges to fixed charges(A)	0.7x	3.0x	4.3x	(0.8x	)	1.9x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges	2.9x	3.1x	2.4x	1.9x		2.6x

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

(A)

Due to realized losses on certain investments during the year ended September 30, 2015, the ratio of net investment income plus net realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of approximately $17.0 million during the year ended September 30, 2015 to achieve a coverage ratio of 1:1.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014 are derived from our audited Consolidated Financial Statements. The other data included in the second table below is unaudited. The data should be read in conjunction with our accompanying Notes to Consolidated Financial Statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year Ended September 30,
	2018	2017	2016	2015	2014
Statement of Operations Data:
Total Investment Income	$45,581	$39,233	$39,112	$38,058	$36,585
Total Expenses, Net of Credits from Adviser	22,493	17,800	19,625	20,358	18,217

Net Investment Income	23,088	21,433	19,487	17,700	18,368

Net Realized and Unrealized (Loss) Gain	(4,440)	(4,253)	(8,120)	(9,216)	(7,135)

Net Increase in Net Assets Resulting from Operations	$18,648	$17,180	$11,367	$8,484	$11,233

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.85	$0.84	$0.84	$0.84	$0.87
Net Increase in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	0.69	0.67	0.49	0.40	0.53
Distributions Declared and Paid Per Common Share(B)	0.84	0.84	0.84	0.84	0.84
Statement of Assets and Liabilities Data:
Total Assets	$399,508	$365,860	$337,178	$382,482	$301,429
Net Assets	237,092	219,650	201,207	191,444	199,660
Net Asset Value Per Common Share	8.32	8.40	8.62	9.06	9.51
Common Shares Outstanding	28,501,980	26,160,684	23,344,422	21,131,622	21,000,160
Weighted Common Shares Outstanding—Basic and Diluted	27,104,077	25,495,117	23,200,642	21,066,844	21,000,160
Senior Securities Data:
Total borrowings, at cost(C)	$110,000	$93,000	$71,300	$127,300	$36,700
Mandatorily redeemable preferred stock(C)(D)	51,750	51,750	61,000	61,000	61,000

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)

The tax character of distributions is determined on an annual basis. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

(C)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(D)	Represents the total liquidation preference of our mandatorily redeemable term preferred stock.

	Year Ended September 30,
	2018	2017	2016	2015	2014
Other Unaudited Data:
Number of Portfolio Companies	50	47	45	48	45
Average Size of Portfolio Company Investment at Cost	$8,549	$8,754	$8,484	$8,547	$7,762
Principal Amount of New Investments	67,936	99,241	79,401	102,299	81,731
Disbursements to Existing Portfolio Companies	38,679	12,851	10,145	33,824	20,314
Proceeds from Loan Repayments, Investments Sold and Exits(A)	67,944	83,444	121,144	40,273	72,560
Weighted Average Yield on Investments, excluding loans on non-accrual status(B)	11.80%	11.57%	11.08%	10.93%	11.47%
Weighted Average Yield on Investments, including loans on non-accrual status(C)	10.72	10.61	10.27	9.84	9.99
Total Return(D)	9.53	27.90	11.68	2.40	9.62

(A)	Includes non-cash reductions in cost basis.
(B)

Weighted average yield on investments, excluding loans on non-accrual status, equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.

(C)	Weighted average yield on investments, including loans on non-accrual status, equals interest income on investments divided by the weighted average total principal balance throughout the fiscal year.
(D)

Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.

SELECTED QUARTERLY DATA (UNAUDITED)

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS)

The following tables set forth certain quarterly financial information for each of the quarters in the two years ended September 30, 2018. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Total investment income	$10,859	$11,086	$12,379	$11,257
Net investment income	5,577	5,613	5,996	5,902
Net increase (decrease) in net assets resulting from operations	7,160	9,304	12,093	(9,909)
Net Increase (Decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.27	$0.35	$0.45	$(0.35)

	Quarter Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Total investment income	$9,974	$8,793	$9,632	$10,834
Net investment income	5,207	5,359	5,379	5,488
Net Increase in net assets resulting from operations	916	4,656	6,163	5,445
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.04	$0.18	$0.24	$0.21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our accompanying Consolidated Financial Statements and the notes thereto contained elsewhere in this prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in this prospectus.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a RIC under the Code. To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2018, our investment portfolio was made up of approximately 91.4% debt investments and 8.6% equity investments, at cost.

We focus on investing in lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment, a BDC also managed by our Adviser, pursuant to an exemptive order granted by the SEC. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Business

Portfolio and Investment Activity

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, may have a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the year ended September 30, 2018, we invested $67.9 million in ten new portfolio companies and extended $38.7 million of investments to existing portfolio companies. In addition, during the year ended September 30, 2018, we exited seven portfolio companies through sales and early payoffs. We received a total of $66.9 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the year ended September 30, 2018. This activity resulted in a net increase in our overall portfolio by three portfolio companies to 50 and a net increase of $16.0 million in our portfolio at cost since September 30, 2017. From our initial public offering in August 2001 through September 30, 2018, we have made 495 different loans to, or investments in, 226 companies for a total of approximately $1.8 billion, before giving effect to principal repayments on investments and divestitures.

During the year ended September 30, 2018, the following significant transactions occurred:

•

In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In October 2017, our investment in PSC Industrial Holdings, LLC paid off at par for net cash proceeds of $3.5 million.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings LLC through a combination of secured first lien debt and equity.

•

In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt. In March 2018, we invested an additional $3.6 million in Gray Matter Systems, LLC, through secured second lien debt.

•	In November 2017, our investment in DataPipe, Inc. paid off at par for net cash proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt. In March 2018, we sold $2.0 million of this investment for net cash proceeds of $2.0 million.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt. In January 2018, we sold this investment for net cash proceeds of $1.0 million.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

•	In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

•	In February 2018, we invested an additional $4.0 million in an existing portfolio company, Lignetics, Inc., through secured first lien debt.

•

In March, July and September 2018, an existing portfolio company, EL Academies, Inc., drew $1.4 million, $4.4 million and $3.2 million, respectively, on the unused portion of its secured first lien delayed draw term loan.

•	In March 2018, we sold our $1.0 million investment in Neustar, Inc. for net cash proceeds of $1.0 million.

•	In April 2018, we invested $3.0 million in CHA Holdings, Inc. through secured second lien debt.

•

In May 2018, our investment in TapRoot Partners, Inc. paid off, which resulted in prepayment fees of $0.5 million and success fee income of $0.4 million. In connection with the pay off, we received net cash proceeds of $22.9 million, including the repayment of our debt investment of $22.0 million at par.

•	In May 2018, we invested an additional $10.0 million in an existing portfolio company, Merlin International, Inc., through secured second lien debt.

•	In June 2018, we invested an additional $7.0 million in an existing portfolio company, IA Tech, LLC, through secured first lien debt.

•	In July 2018, our investment in NetSmart Technologies, Inc. paid off at par for net cash proceeds of $3.7 million.

•

In July 2018, the holding company for Impact! Chemical Technologies, Inc. (“Impact”) merged with and into the holding company for WadeCo Specialties, Inc. (“WadeCo”) to form Chemical & Injection Holdings Company, LLC (“Chemical & Injection Holdings”). Our preferred equity ownership related to WadeCo with a cost basis of $0.6 million, was converted into preferred equity ownership in the newly formed Chemical & Injection Holdings with the same cost basis. Our existing debt investments in Impact and WadeCo remained unchanged in conjunction with the merger.

•

In September 2018, we restructured our $30.0 million investment in Sunshine Media Holdings (“Sunshine”) resulting in a $28.2 million realized loss and a new $2.0 million investment in TNCP Intermediate HoldCo, LLC.

•	In November 2018, we invested $16.7 million in Antenna Research Associates, Inc. through secured first lien debt and equity.

•	In December 2018, we invested $1.0 million in CPM Holdings, Inc. through secured second lien debt.

Refer to Note 15—Subsequent Events in the accompanying Consolidated Financial Statements included elsewhere in this prospectus for portfolio activity occurring subsequent to September 30, 2018.

Capital Raising

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public equity offerings of common and preferred stock. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to January 2021, and currently have a total commitment amount of $190.0 million. Additionally, we issued 2.1 million shares of our Series 2024 Term Preferred Stock at a public offering price of $25 per share, for gross proceeds of $51.8 million in September 2017, inclusive of the overallotment, and approximately 2.2 million shares of our common stock for gross proceeds of $17.3 million in October 2016, inclusive of the November 2016 overallotment. Additionally, during the year ended September 30, 2018, we sold 2,341,296 shares of our common stock under our at-the-market program at a weighted-average price of $9.39 per share and raised $22.0 million of gross proceeds. Refer to “Liquidity and Capital Resources—Equity—Common Stock” and “Liquidity and Capital

Resources — Equity — Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock and “Liquidity and Capital Resources — Revolving Credit Facility” for further discussion of the Credit Facility.

Although we were able to access the capital markets historically and in recent years, we believe uncertain market conditions could affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. When our common stock trades below NAV per common share, as it has often done in previous years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering.

On November 13, 2018, the closing market price of our common stock was $9.28, an 11.5% premium to our September 30, 2018 NAV per share of $8.32.

Refer to Note 15—Subsequent Events in the notes to the Consolidated Financial Statements included elsewhere in this prospectus for a discussion of additional capital raised in connection with issuance of the 2023 Notes.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage (as defined in Sections 18 and 61 of the 1940 Act) of at least 200% (currently) or 150% (effective April 10, 2019) on our “senior securities representing indebtedness” and our “senior securities that are stock.”

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Directors’ approval; or April 10, 2019. Under the current 200% asset coverage standard, we may borrow debt or issue senior securities in the amount of $1.00 for every $1.00 of equity in the Company. Starting from April 10, 2019, under the 150% asset coverage standard, we may borrow debt or issue senior securities in the amount of $2.00 for every $1.00 of equity in the Company. Notwithstanding the modified asset coverage requirement under the 1940 Act described above, we are separately subject to a minimum asset coverage requirement of 200% with respect to certain provisions of our Credit Facility and our Series 2024 Term Preferred Stock.

As of September 30, 2018, our asset coverage on our “senior securities representing indebtedness” was 359.0% and our asset coverage on our “senior securities that are stock” was 244.4%.

Recent Developments

Debt Offering

In November 2018, we completed a public debt offering of $57.5 million aggregate principal amount of 6.125% Notes due 2023 (the “2023 Notes”), inclusive of the overallotment, for net proceeds of $55.5 million after deducting underwriting discounts, commissions and offering expenses borne by us. The Notes will mature on November 1, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2020. The 2023 Notes are traded under the ticker symbol “GLADD” on the Nasdaq Global Select Market.

Distributions

On October 9, 2018, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
October 19, 2018	October 31, 2018	$0.07	$0.125
November 20, 2018	November 30, 2018	0.07	0.125
December 20, 2018	December 31, 2018	0.07	0.125

	Total for the Quarter	$0.21	$0.375

Portfolio and Investment Activity

In October 2018, our investment in TWS Acquisition Corporation paid off at par for net cash proceeds of $2.0 million.

In October and November 2018, we invested a total of $1.6 million in 8th Avenue Food & Provisions, Inc. through secured second lien debt.

In November 2018, we invested $2.0 million in GOBP Holdings, Inc. (d/b/a Grocery Outlet) through secured second lien debt.

In November 2018, our investment in Red Ventures, LLC paid off at par for net cash proceeds of $3.1 million.

In November 2018, we invested $16.7 million in Antenna Research Associates, Inc. through secured first lien debt and equity.

In December 2018, we invested $1.0 million in CPM Holdings, Inc. through secured second lien debt.

RESULTS OF OPERATIONS

Comparison of the Year Ended September 30, 2018 to the Year Ended September 30, 2017

	For the Year Ended September 30,
	2018	2017	$ Change	%Change
INVESTMENT INCOME
Interest income	$43,958	$37,073	$6,885	18.6%
Other income	1,623	2,160	(537)	(24.9)

Total investment income	45,581	39,233	6,348	16.2

EXPENSES
Base management fee	7,033	5,781	1,252	21.7
Loan servicing fee	5,042	4,146	896	21.6
Incentive fee	5,348	4,779	569	11.9
Administration fee	1,250	1,102	148	13.4
Interest expense on borrowings	5,858	3,073	2,785	90.6
Dividend expense on mandatorily redeemable preferred stock	3,105	4,152	(1,047)	(25.2)
Amortization of deferred financing fees	1,014	1,094	(80)	(7.3)
Other expenses	1,966	1,945	21	1.1

Expenses, before credits from Adviser	30,616	26,072	4,544	17.4
Credit to base management fee—loan servicing fee	(5,042)	(4,146)	(896)	21.6
Credit to fees from Adviser—other	(3,081)	(4,126)	1,045	(25.3)

Total expenses, net of credits	22,493	17,800	4,693	26.4

NET INVESTMENT INCOME	23,088	21,433	1,655	7.7

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized loss on investments	(26,063)	(3,475)	(22,588)	650.0
Net realized loss on other	(133)	(1,288)	1,155	(89.7)
Net unrealized appreciation of investments	21,641	625	21,016	3,362.6
Net unrealized appreciation (depreciation) of other	115	(115)	230	(200.0)

Net loss from investments and other	(4,440)	(4,253)	(187)	4.4

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,648	$17,180	$1,468	8.5%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.85	$0.84	$0.01	1.2%

Net increase in net assets resulting from operations	$0.69	$0.67	$0.02	3.0%

Investment Income

Interest income increased by 18.6% for the year ended September 30, 2018, as compared to the prior year. This increase was due primarily to an increase in the weighted average balance outstanding on our interest-bearing portfolio and an increase in the weighted average yield on our interest-bearing portfolio. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2018, was $372.2 million, compared to $320.1 million for the prior year, an increase of $52.1 million, or 16.3%. The weighted average yield on our interest-bearing investments is based on the current stated interest rates on interest-bearing investments which increased to 11.8% for the year ended September 30, 2018 compared to 11.6% for the year ended September 30, 2017, inclusive of any allowances on interest receivables made during those periods.

As of September 30, 2018, one portfolio company, Francis Drilling Fluids, Ltd. (“FDF”) was on non-accrual status, with an aggregate debt cost basis of approximately $26.9 million, or 6.9% of the cost basis of all debt investments in our portfolio. As of September 30, 2017, two portfolio companies, Sunshine and Alloy Die Casting Co. (“ADC”), were on non-accrual status, with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio.

Other income decreased by 24.9% during the year ended September 30, 2018, as compared to the prior year. This decrease was primarily due to a $1.1 million decrease in success fees recognized year over year. For the year ended September 30, 2018, other income consisted primarily of $0.6 million in prepayment fees received, $0.5 million in dividend income, and $0.4 million in success fees recognized. For the year ended September 30, 2017, other income consisted primarily of $1.5 million in success fees recognized, $0.3 million in dividend income, and $0.3 million in prepayment fees received.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2018		Year Ended September 30, 2018
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
IA Tech, LLC	$30,900	7.9%	$3,208	7.0%
NetFortris Corp.	24,325	6.2	2,522	5.5
Lignetics, Inc.	23,040	5.9	2,410	5.3
Impact! Chemical Technologies, Inc.(A)	22,472	5.8	1,849	4.1
EL Academies, Inc.	22,018	5.7	1,535	3.4

Subtotal—five largest investments	122,755	31.5	11,524	25.3
Other portfolio companies	267,291	68.5	34,018	74.7

Total Investment Portfolio	$390,046	100.0%	$45,542	100.0%

	As of September 30, 2017		Year Ended September 30, 2017
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
NetFortris Corp.(A)	$24,240	6.9%	$1,566	4.0%
IA Tech, LLC	23,633	6.7	2,813	7.2
HB Capital Resources, Ltd.(A)	22,110	6.3	1,107	2.8
WadeCo Specialties, Inc.	22,016	6.2	1,936	4.9
Lignetics, Inc.	18,949	5.4	1,862	4.8

Subtotal—five largest investments	110,948	31.5	9,284	23.7
Other portfolio companies	241,425	68.5	29,922	76.3

Total Investment Portfolio	$352,373	100.0%	$39,206	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of any non-contractual, unconditional and irrevocable credits to fees from the Adviser, increased $4.7 million, or 26.4%, for the year ended September 30, 2018 as compared to the prior year period. This increase was primarily due to a $2.9 million increase in our net base management and incentive fees to the Adviser and a $2.8 million increase in interest expense on borrowings, partially offset by a $1.0 million decrease in dividend expense on mandatorily redeemable preferred stock.

Interest expense increased by 90.6% during the year ended September 30, 2018, as compared to the prior year, due primarily to an increase in the weighted average balance outstanding on our Credit Facility. The weighted average balance outstanding during the year ended September 30, 2018, was $114.7 million, as compared to $58.4 million in the prior year, an increase of 96.4%. The effective interest rate on our Credit Facility, including unused commitment fees incurred but excluding the impact of deferred financing costs, was 5.1% during the year ended September 30, 2018, compared to 5.3% during the prior year. The decrease in the effective interest rate was driven by a decrease in the marginal interest rate on our Credit Facility effective March 9, 2018 and a decrease in unused commitment fees paid in the current year due to a greater amount outstanding on the credit facility. These factors were partially offset by an increase in LIBOR as compared to the prior year.

The net base management fee earned by the Adviser increased by $1.7 million, or 42.2%, during the year ended September 30, 2018, as compared to the prior year, resulting from an increase in average total assets subject to the base management fee and a decrease in credits from the Adviser year over year.

The net income-based incentive fee increased by $1.2 million, or 48.3%, for the year ended September 30, 2018, as compared to the prior year, due to higher pre-incentive fee net investment income, partially offset by an increase in net assets, which drives the hurdle, over the prior year. Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser of $1.7 million to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of our distributions to common stockholders during the year ended September 30, 2018. The credit granted during the year ended September 30, 2017, totaled $2.3 million.

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2018	2017
Average total assets subject to base management fee(A)	$401,886	$330,343
Multiplied by annual base management fee of 1.75%	1.75%	1.75%

Base management fee(B)	7,033	5,781
Portfolio company fee credit	(1,020)	(1,588)
Syndicated loan fee credit	(364)	(221)

Net Base Management Fee	$5,649	$3,972

Loan servicing fee(B)	$5,042	$4,146
Credit to base management fee – loan servicing fee(B)	(5,042)	(4,146)

Net Loan Servicing Fee	$—	$—

Incentive fee (B)	$5,348	$4,779
Incentive fee credit	(1,697)	(2,317)

Net Incentive Fee	$3,651	$2,462

Portfolio company fee credit	$(1,020)	$(1,588)
Syndicated loan fee credit	(364)	(221)
Incentive fee credit	(1,697)	(2,317)

Credit to Fees from Adviser—Other(B)	$(3,081)	$(4,126)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and adjusted appropriately for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2018, we recorded a net realized loss on investments of $26.1 million, which resulted primarily from the restructure of our investment in Sunshine, previously on non-accrual status, and the associated recognition of a $28.2 million realized loss. This was partially offset by a $0.7 million realized gain from the sale of a portion of our equity investment in Funko Acquisition Holdings, LLC (“Funko”) and a $0.6 million realized gain associated with the sale of our investment in Flight Fit N Fun LLC.

For the year ended September 30, 2017, we recorded a net realized loss on investments of $3.5 million, which resulted primarily from the sale of substantially all the assets of RBC Acquisition Corp. (“RBC”) for a $2.3 million realized loss and the write-off of $5.0 million on our investment in Sunshine, partially offset by the sale of Behrens Manufacturing, LLC (“Behrens”) for a $2.5 million realized gain and a $1.2 million realized gain related to an additional earn-out from Funko, LLC, which we exited in the prior year.

Net Realized Loss on Other

We incurred a loss on extinguishment of debt of $1.3 million during the year ended September 30, 2017, which resulted from the write-off of unamortized deferred issuance costs at the time of redemption of our 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Preferred Stock”) in September 2017.

Net Unrealized Appreciation of Investments

During the year ended September 30, 2018, we recorded net unrealized appreciation of investments in the aggregate amount of $21.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2018, were as follows:

	Year Ended September 30, 2018
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Edge Adhesives Holdings, Inc.	$—	$2,830	$—	$2,830
United Flexible, Inc.	—	2,475	—	2,475
Alloy Die Casting Co.	—	2,341	—	2,341
AG Transportation Holdings, LLC	—	2,083	—	2,083
Targus Cayman HoldCo, Ltd.	—	1,677	—	1,677
PIC 360, LLC	—	1,306	—	1,306
Funko Acquisition Holdings, LLC	745	869	(356)	1,258
Sea Link International IRB, Inc.	—	559	—	559
Leeds Novamark Capital I, L.P.	—	526	—	526
Merlin International, Inc.	—	450	—	450
WadeCo Specialties, Inc.	—	385	—	385
EL Academies, Inc.	—	379	—	379
Precision International, LLC	—	306	—	306
RBC Acquisition Corp.	284	—	—	284
IA Tech, LLC	—	267	—	267
Triple H Food Processors, LLC	—	236	—	236
Canopy Safety Brands, LLC	—	195	—	195
Funko, LLC	127	—	—	127
Flight Fit N Fun LLC	630	—	(725)	(95)
HB Capital Resources, Ltd.	—	330	(440)	(110)
Vision Government Solutions, Inc.	—	(412)	—	(412)
Frontier Financial Group, Inc.	—	(500)	—	(500)
GFRC Holdings, LLC	—	(519)	—	(519)
Meridian Rack & Pinion, Inc.	—	(671)	—	(671)
Vacation Rental Pros Property Management, LLC	—	(1,020)	—	(1,020)
Defiance Integrated Technologies, Inc.	—	(1,768)	—	(1,768)
Sunshine Media Holdings	(28,169)	(1,319)	27,660	(1,828)
Arc Drilling Holding LLC	—	(2,006)	—	(2,006)
New Trident Holdcorp, Inc.	—	(2,794)	—	(2,794)
LWO Acquisitions Company, LLC	—	(3,190)	—	(3,190)
Francis Drilling Fluids, Ltd.	—	(7,436)	—	(7,436)
Other, net (<$250)	320	28	(105)	243

Total:	$(26,063)	$(4,393)	$26,034	$(4,422)

The primary drivers of our net unrealized appreciation for the year ended September 30, 2018, were the reversal of previously recorded depreciation on our investment in Sunshine upon restructure and improved performance on certain of our portfolio companies, namely Edge Adhesives Holdings, Inc. These factors were partially offset by a decline in performance of certain of our other portfolio companies, namely FDF.

During the year ended September 30, 2017, we recorded net unrealized appreciation of investments in the aggregate amount of $0.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2017, were as follows:

	Year Ended September 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	$—	$2,900	$—	$2,900
SourceHOV LLC	(218)	1,756	97	1,635
Funko, LLC	1,273	(106)	—	1,167
Targus Cayman HoldCo, Ltd.	—	662	—	662
LWO Acquisitions Company, LLC	—	608	—	608
Flight Fit N Fun LLC	—	456	—	456
IA Tech, LLC	—	403	—	403
Vitera Healthcare Solutions, LLC	—	213	115	328
PIC 360, LLC	—	315	—	315
B+T Group Acquisition Inc.	—	305	—	305
Travel Sentry, Inc.	—	255	—	255
Leeds Novamark Capital I, L.P.	—	229	—	229
NetFortris Corp.	(14)	239	—	225
PSC Industrial Holdings Corp.	—	219	—	219
United Flexible, Inc.	—	177	—	177
Drumcree, LLC	—	169	(15)	154
Merlin International, Inc.	—	150	—	150
Vision Government Solutions, Inc.	—	141	—	141
TWS Acquisition Corporation	—	127	—	127
Westland Technologies, Inc.	126	—	—	126
Meridian Rack & Pinion, Inc.	—	(246)	—	(246)
L Discovery	—	(265)	—	(265)
Edge Adhesives Holdings, Inc.	—	(468)	—	(468)
FedCap Partners, LLC	—	(514)	—	(514)
Behrens Manufacturing, LLC	2,544	—	(3,211)	(667)
New Trident Holdcorp, Inc.	—	(878)	—	(878)
Defiance Integrated Technologies, Inc.	—	(1,125)	—	(1,125)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Vertellus Holdings LLC	109	(1,456)	—	(1,347)
Francis Drilling Fluids, Ltd.	—	(2,066)	—	(2,066)
Alloy Die Casting, Corp.	—	(2,303)	—	(2,303)
Sunshine Media Holdings	(5,000)	(995)	3,612	(2,383)
Other, net (<$250)	35	33	(27)	41

Total:	$(3,475)	$(1,065)	$1,690	$(2,850)

The primary drivers of our net unrealized appreciation for the year ended September 30, 2017, were an increase in the value of WadeCo, increased performance on certain of our portfolio companies, and the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off. These factors were partially offset by a decline in performance and decrease in comparable multiples used in the valuation of certain of our other portfolio companies and the reversal of $3.2 million of previously recorded unrealized appreciation on our investment in Behrens upon exit.

As of September 30, 2018, the fair value of our investment portfolio was less than its cost basis by approximately $37.4 million and our entire investment portfolio was valued at 91.2% of cost, as compared to cumulative net unrealized depreciation of $59.1 million and a valuation of our entire portfolio at 85.6% of cost as of September 30, 2017. This year over year increase in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $21.6 million for the year ended September 30, 2018.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

During the year ended September 30, 2018, we recorded $0.1 million of unrealized appreciation on our Credit Facility at fair value as compared to $0.1 million of unrealized depreciation during the year ended September 30, 2017.

Comparison of the Year Ended September 30, 2017 to the Year Ended September 30, 2016

	For the Year Ended September 30,
	2017	2016	$ Change	%Change
INVESTMENT INCOME
Interest income	$37,073	$35,219	$1,854	5.3%
Other income	2,160	3,893	(1,733)	(44.5)

Total investment income	39,233	39,112	121	0.3

EXPENSES
Base management fee	5,781	5,684	97	1.7
Loan servicing fee	4,146	3,890	256	6.6
Incentive fee	4,779	4,514	265	5.9
Administration fee	1,102	1,182	(80)	(6.8)
Interest expense on borrowings	3,073	2,899	174	6.0
Dividend expense on mandatorily redeemable preferred stock	4,152	4,118	34	0.8
Amortization of deferred financing fees	1,094	1,075	19	1.8
Other expenses	1,945	2,459	(514)	(20.9)

Expenses, before credits from Adviser	26,072	25,821	251	1.0
Credit to base management fee—loan servicing fee	(4,146)	(3,890)	(256)	6.6
Credit to fees from Adviser—other	(4,126)	(2,306)	(1,820)	78.9

Total expenses, net of credits	17,800	19,625	(1,825)	(9.3)

NET INVESTMENT INCOME	21,433	19,487	1,946	10.0

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain on investments	(3,475)	7,216	(10,691)	(148.2)
Net realized loss on other	(1,288)	(64)	(1,224)	(1,912.5)
Net unrealized appreciation (depreciation) of investments	625	(15,334)	15,959	104.1
Net unrealized (depreciation) appreciation of other	(115)	62	(177)	(285.5)

Net loss from investments and other	(4,253)	(8,120)	3,867	47.6

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,180	$11,367	$5,813	51.1%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.84	$—	—%

Net increase in net assets resulting from operations	$0.67	$0.49	$0.18	36.7%

Investment Income

Interest income increased by 5.3% for the year ended September 30, 2017, as compared to the prior year. This increase was due primarily to an increase in the weighted average yield on our interest-bearing portfolio. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments which increased to 11.6% for the year ended September 30, 2017 compared to 11.1% for the year ended September 30, 2016, inclusive of any allowances on interest receivables made during those periods. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2017, was $320.1 million, compared to $317.0 million for the prior year, an increase of $3.1 million, or 1.0%.

As of September 30, 2017, certain loans to two portfolio companies, Sunshine and ADC, were on non-accrual status, with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio. As of September 30, 2016, certain loans to two portfolio companies, Sunshine and

Vertellus Holdings, LLC, were on non-accrual status, with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio.

Other income decreased by 44.5% during the year ended September 30, 2017, as compared to the prior year. This decrease was primarily due to a $1.9 million decrease in success fees recognized year over year. For the year ended September 30, 2017, other income consisted primarily of $1.5 million in success fees recognized, $0.3 million in dividend income, and $0.3 million in prepayment fees received. For the year ended September 30, 2016, other income consisted primarily of $3.4 million in success fees recognized, $0.3 million in dividend income, and $0.2 million in prepayment fees.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2017		Year Ended September 30, 2017
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
NetFortris Corp.(A)	$24,240	6.9%	$1,566	4.0%
IA Tech, LLC	23,633	6.7	2,813	7.2
HB Capital Resources, Ltd.(A)	22,110	6.3	1,107	2.8
WadeCo Specialties, Inc.	22,016	6.2	1,936	4.9
Lignetics, Inc.	18,949	5.4	1,862	4.8

Subtotal—five largest investments	110,948	31.5	9,284	23.7
Other portfolio companies	241,425	68.5	29,922	76.3

Total Investment Portfolio	$352,373	100.0%	$39,206	100.0%

	As of September 30, 2016		Year Ended September 30, 2016
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$37,345	11.6%	$3,347	8.6%
IA Tech, LLC(A)	23,230	7.2	888	2.3
WadeCo Specialties, Inc.	18,980	5.9	2,059	5.3
United Flexible, Inc.	17,744	5.5	2,108	5.4
Lignetics, Inc.	14,821	4.6	1,708	4.3

Subtotal—five largest investments	112,120	34.8	10,110	25.9
Other portfolio companies	209,994	65.2	28,997	74.1

Total Investment Portfolio	$322,114	100.0%	$39,107	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of credits from the Adviser, decreased by 9.3% for the year ended September 30, 2017 as compared to the prior year. This decrease was primarily due to decreases in our net base management and incentive fees to the Advisor.

Interest expense increased by 6.0% during the year ended September 30, 2017, as compared to the prior year, due to an increase in the LIBOR component of the effective interest rate partially offset by a lower weighted average balance outstanding. The effective interest rate on our Credit Facility, excluding the impact of deferred financing costs, was 5.3% during the year ended September 30, 2017 compared to 4.5% during the prior year period. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2017, was approximately $58.4 million, as compared to $64.0 million in the prior year period, a decrease of 8.8%.

Other expenses decreased by 20.9% during the year ended September 30, 2017, as compared to the prior year, primarily due to decreases in shareholder related costs and professional fees.

Net base management fee earned by the Adviser decreased by $0.8 million, or 17.4%, during the year ended September 30, 2017, as compared to the prior year period, resulting from an increase in portfolio company fee credits due to new investments made in the current year period.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of our distributions to common stockholders during the years ended September 30, 2017 and 2016, which credits totaled $2.3 million and $1.4 million, respectively.

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2017	2016
Average total assets subject to base management fee(A)	$330,343	$324,800
Multiplied by annual base management fee of 1.75%	1.75%	1.75%

Base management fee(B)	5,781	5,684
Portfolio company fee credit	(1,588)	(785)
Syndicated loan fee credit	(221)	(92)

Net Base Management Fee	$3,972	$4,807

Loan servicing fee(B)	$4,146	$3,890
Credit to base management fee – loan servicing fee(B)	(4,146)	(3,890)

Net Loan Servicing Fee	$—	$—

Incentive fee (B)	$4,779	$4,514
Incentive fee credit	(2,317)	(1,429)

Net Incentive Fee	$2,462	$3,085

Portfolio company fee credit	$(1,588)	$(785)
Syndicated loan fee credit	(221)	(92)
Incentive fee credit	(2,317)	(1,429)

Credit to Fees from Adviser—Other(B)	$(4,126)	$(2,306)

(C)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and adjusted appropriately for any share issuances or repurchases during the applicable year.

(D)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2017, we recorded a net realized loss on investments of $3.5 million, which resulted primarily from the sale of substantially all the assets of RBC for a $2.3 million realized loss and the write-off of $5.0 million on our investment in Sunshine, partially offset by the sale of Behrens for a $2.5 million realized gain and a $1.2 million realized gain related to an additional earn-out from Funko, LLC, which we exited in the prior year.

For the year ended September 30, 2016, we recorded a net realized gain on investments of $7.2 million, which resulted primarily from the sales of Funko, LLC, Southern Petroleum Laboratories, Inc., Westland Technologies, Inc., and Ashland Acquisitions, LLC (“Ashland”) for a combined realized gain of $18.7 million and net proceeds of $35.4 million. This realized gain was partially offset by a combined realized loss of $11.7 million recognized from the sale of Heartland Communications Group and the restructures of Targus Group International, Inc. (“Targus”) and Precision Acquisition Group Holdings, Inc. during the year ended September 30, 2016. We also recognized a realized loss of $0.6 million during the year ended September 30, 2016 related to a settlement associated with WP Evenflo Group Holdings, Inc., which we previously exited at a realized gain of $1.0 million in September 2014.

Net Realized Loss on Other

We incurred a loss on extinguishment of debt of $1.3 million during the year ended September 30, 2017, which resulted from the write-off of unamortized deferred issuance costs at the time of redemption of our Series 2021 Preferred Stock in September 2017. During the year ended September 30, 2016, we recorded a net realized loss of $0.1 million due to the expiration of our interest rate cap agreement in January 2016.

Net Unrealized Appreciation of Investments

During the year ended September 30, 2017, we recorded net unrealized appreciation of investments in the aggregate amount of $0.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2017, were as follows:

	Year Ended September 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	$—	$2,900	$—	$2,900
SourceHOV LLC	(218)	1,756	97	1,635
Funko, LLC	1,273	(106)	—	1,167
Targus Cayman HoldCo, Ltd.	—	662	—	662
LWO Acquisitions Company, LLC	—	608	—	608
Flight Fit N Fun LLC	—	456	—	456
IA Tech, LLC	—	403	—	403
Vitera Healthcare Solutions, LLC	—	213	115	328
PIC 360, LLC	—	315	—	315
B+T Group Acquisition Inc.	—	305	—	305
Travel Sentry, Inc.	—	255	—	255
Leeds Novamark Capital I, L.P.	—	229	—	229
NetFortris Corp.	(14)	239	—	225
PSC Industrial Holdings Corp.	—	219	—	219
United Flexible, Inc.	—	177	—	177
Drumcree, LLC	—	169	(15)	154
Merlin International, Inc.	—	150	—	150
Vision Government Solutions, Inc.	—	141	—	141

	Year Ended September 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
TWS Acquisition Corporation	—	127	—	127
Westland Technologies, Inc.	126	—	—	126
Meridian Rack & Pinion, Inc.	—	(246)	—	(246)
L Discovery	—	(265)	—	(265)
Edge Adhesives Holdings, Inc.	—	(468)	—	(468)
FedCap Partners, LLC	—	(514)	—	(514)
Behrens Manufacturing, LLC	2,544	—	(3,211)	(667)
New Trident Holdcorp, Inc.	—	(878)	—	(878)
Defiance Integrated Technologies, Inc.	—	(1,125)	—	(1,125)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Vertellus Holdings LLC	109	(1,456)	—	(1,347)
Francis Drilling Fluids, Ltd.	—	(2,066)	—	(2,066)
Alloy Die Casting, Corp.	—	(2,303)	—	(2,303)
Sunshine Media Holdings	(5,000)	(995)	3,612	(2,383)
Other, net (<$250)	35	33	(27)	41

Total:	$(3,475)	$(1,065)	$1,690	$(2,850)

The primary drivers of our net unrealized appreciation for the year ended September 30, 2017, were an increase in the value of WadeCo, increased performance on certain of our portfolio companies, and the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off. These factors were partially offset by a decline in performance and decrease in comparable multiples used in the valuation of certain of our other portfolio companies and the reversal of $3.2 million of previously recorded unrealized appreciation on our investment in Behrens upon exit.

The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2016, were as follows:

	Year Ended September 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
RBC Acquisition Corp.	$1,207	$11,896	$—	$13,103
Legend Communications of Wyoming, LLC	—	2,857	27	2,884
Behrens Manufacturing, LLC	—	2,206	—	2,206
Funko, LLC	16,874	98	(16,009)	963
Southern Petroleum Laboratories, Inc.	873	871	(995)	749
Precision Acquisition Group Holdings, Inc.	(3,821)	(1,282)	5,805	702
Westland Technologies, Inc.	909	622	(866)	665
J. America, Inc.	—	482	—	482
Triple H Food Processors, LLC	—	351	—	351
RP Crown Parent, LLC	—	276	—	276
GFRC Holdings, LLC	—	(271)	—	(271)
Ashland Acquisitions, LLC	72	183	(572)	(317)
Mikawaya	—	(379)	—	(379)
FedCap Partners, LLC	—	(381)	—	(381)
New Trident Holdcorp, Inc.	—	(442)	—	(442)
AG Transportation Holdings, LLC	—	(454)	—	(454)
WP Evenflo Group Holdings, Inc.	(550)	—	—	(550)
WadeCo Specialties, Inc.	—	(722)	—	(722)

	Year Ended September 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Vision Government Solutions, Inc.	—	(779)	—	(779)
Vertellus Specialties Inc.	—	(975)	—	(975)
Lignetics, Inc.	—	(1,251)	—	(1,251)
SourceHOV LLC	—	(1,380)	—	(1,380)
LWO Acquisitions Company, LLC	—	(3,170)	—	(3,170)
Defiance Integrated Technologies, Inc.	—	(3,184)	—	(3,184)
Sunshine Media Holdings	—	(3,360)	—	(3,360)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,952)	4,198	(4,254)
Francis Drilling Fluids, Ltd.	—	(8,156)	—	(8,156)
Other, net (<$250)	(2,848)	(528)	2,902	(474)

Total:	$7,216	$(9,824)	$(5,510)	$(8,118)

The primary drivers of our net unrealized depreciation for the year ended September 30, 2016, were a decline in financial and operation performance of certain portfolio companies and the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko, LLC upon exit. This depreciation was partially offset by unrealized appreciation, primarily on RBC of $11.9 million, which was driven by proceeds received associated with the sale of RBC in November 2016, and the reversal of $4.2 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

As of September 30, 2017, the fair value of our investment portfolio was less than its cost basis by approximately $59.1 million and our entire investment portfolio was valued at 85.6% of cost, as compared to cumulative net unrealized depreciation of $59.7 million and a valuation of our entire portfolio at 84.4% of cost as of September 30, 2016. This year over year increase in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $0.6 million for the year ended September 30, 2017.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

During the year ended September 30, 2017, we recorded $0.1 million of unrealized depreciation on our Credit Facility at fair value. During the year ended September 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management and administrative fees to the Adviser and Administrator, and for other operating expenses.

Net cash used in operating activities for the year ended September 30, 2018 was $17.6 million as compared to $12.9 million for the year ended September 30, 2017. The change was primarily due to a decrease in principal repayments and net proceeds from sales of investments partially offset by a decrease in purchases of investments year over year. Repayments and net proceeds from sales were $67.9 million during the year ended September 30, 2018 compared to $83.4 million during the year ended September 30, 2017. Purchase of investments was $106.6 million during the year ended September 30, 2018, compared to $112.1 million during the year ended September 30, 2017.

Net cash used in operating activities for the year ended September 30, 2017 was $12.9 million as compared to net cash provided by operating activities of $60.0 million for the year ended September 30, 2016. The change was primarily due to an increase in purchases of investments and a decrease in principal repayments on investments and net proceeds from sale of investments period over period. Purchases of investments were $112.1 million during the year ended September 30, 2017 compared to $80.0 million during the prior year period. Repayments and net proceeds from sales were $83.4 million during the year ended September 30, 2017 compared to $121.1 million during the year ended September 30, 2016.

As of September 30, 2018, we had loans to, syndicated participations in or equity investments in 50 companies, with an aggregate cost basis of approximately $427.5 million. As of September 30, 2017, we had loans to, syndicated participations in or equity investments in 47 companies, with an aggregate cost basis of approximately $411.4 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2018 and 2017:

	Year Ended September 30,
	2018	2017
Beginning investment portfolio, at fair value	$352,373	$322,114
New investments	67,936	99,241
Disbursements to existing portfolio companies	38,679	12,851
Scheduled principal repayments	(6,455)	(3,646)
Unscheduled principal repayments	(58,941)	(71,558)
Net proceeds from sales of investments	(2,548)	(8,240)
Net unrealized depreciation of investments	(4,393)	(1,065)
Reversal of prior period net depreciation of investments	26,034	1,690
Net realized loss on investments	(26,818)	(3,475)
Increase in investment balance due to PIK interest(A)	4,060	4,729
Net change in premiums, discounts and amortization	119	(268)

Ending Investment Portfolio, at Fair Value	$390,046	$352,373

(A)	PIK interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2018.

Year Ending September 30,	Amount
2019	$39,272
2020	81,633
2021	68,819
2022	46,687
2023	115,796
Thereafter	38,975

Total contractual repayments	$391,182
Equity investments	36,961
Adjustments to cost basis on debt investments	(676)

Investment Portfolio as of September 30, 2018, at Cost:	$427,467

Financing Activities

Net cash provided by financing activities for the year ended September 30, 2018 was $14.5 million, which consisted primarily of $17.0 million in net borrowings on our Credit Facility and $22.0 million in proceeds from the issuance of common stock, partially offset by $22.8 million in distributions to common stockholders.

Net cash provided by financing activities for the year ended September 30, 2017 was $11.7 million, which consisted primarily of $21.7 million in net borrowings on our Credit Facility and $22.7 million in proceeds from the issuance of common stock, partially offset by $21.4 million in distributions to common stockholders and a net decrease of $9.3 million in term preferred stock due to the redemption of our Series 2021 Term Preferred Stock and issuance of a lesser amount of Series 2024 Term Preferred Stock.

Net cash used in financing activities for the year ended September 30, 2016 was $57.7 million, which consisted primarily of $56.0 million in net repayments on our Credit Facility and $19.5 million in distributions to common stockholders, partially offset by $19.7 million in proceeds from the issuance of common stock, net of underwriting costs.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the years ended September 30, 2018, 2017 and 2016, which totaled an aggregate of $22.8 million, $21.4 million and $19.5 million, respectively. In October 2018, our Board of Directors declared a monthly distribution of $0.07 per common share for each of October, November and December 2018. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2019. From inception through September 30, 2018, we have paid 188 either monthly or quarterly consecutive distributions to common stockholders totaling approximately $320.6 million or $18.61 per share.

For each of the fiscal years ended September 30, 2018, 2017, and 2016, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat

$0.3 million, $0.3 million, and $5.5 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of $0.140625 per share to holders of our Series 2021 Term Preferred Stock for each month during the years ended September 30, 2017 and 2016, which totaled an aggregate of $4.1 million during each of the years ended September 30, 2017 and 2016. In October 2017, our Board of Directors declared a combined dividend for the pro-rated period from and including the issuance date, September 27, 2017, to and including September 30, 2017 and the full month of October 2017, which totaled $0.141667 per share, to the holders of our Series 2024 Term Preferred Stock and monthly cash dividends of $0.125 per share to holders of our Series 2024 Term Preferred Stock for each of the eleven months from November 2017 through September 2018.

In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Such a characterization made on an interim, quarterly basis may not be representative of the actual tax characterization for the full year.

Dividend Reinvestment Plan

Our common stockholders who hold their shares through our transfer agent, Computershare, Inc. (“Computershare”), have the option to participate in a dividend reinvestment plan offered by Computershare, as the plan agent. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do make such election will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Computershare purchases shares in the open market in connection with the obligations under the plan. The Computershare dividend reinvestment plan is not open to holders of our preferred stock.

Equity

Registration Statement

We filed a universal shelf registration statement on Form N-2 (our “Registration Statement”) (File No. 333-228720) with the SEC on December 7, 2018. Once effective, our Registration Statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock.

Common Stock

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor

Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the year ended September 30, 2018, we sold 2,341,296 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.39 per share and raised $22.0 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $21.6 million. As of September 30, 2018, we had a remaining capacity to sell up to $20.5 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. During the year ended September 30, 2017, we sold 642,818 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.88 per share and raised $6.4 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.1 million.

In October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then-current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock trades at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders.

On November 13, 2018, the closing market price of our common stock was $9.28, an 11.5% premium to our September 30, 2018 NAV per share of $8.32.

Term Preferred Stock

In September 2017, we completed a public offering of approximately 2.1 million shares of our Series 2024 Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period from issuance through September 30, 2024, the mandatory redemption date. The offering proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing Series 2021 Term Preferred Stock, par value $0.001 per share. In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million, which has been reflected in Realized loss on other in our accompanying Consolidated Statement of Operations and which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions per share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, or (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of September 30, 2018 was 244.4%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption required on September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2018, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

Revolving Credit Facility

On March 9, 2018, we, through Business Loan, entered into Amendment No. 4 to our Credit Facility with KeyBank, which increased the commitment amount from $170.0 million to $190.0 million, extended the revolving period end date by approximately 2 years to January 15, 2021, decreased the marginal interest rate added to 30-day LIBOR from 3.25% to 2.85% per annum, and changed the unused commitment fee from 0.50% of the total unused commitment amount to 0.50% when the average unused commitment amount for the reporting period is less than or equal to 50%, 0.75% when the average unused commitment amount for the reporting period is greater than 50% but less than or equal to 65%, and 1.00% when the average unused commitment amount for the reporting period is greater than 65%. If our Credit Facility is not renewed or extended by January 15, 2021, all principal and interest will be due and payable on or before April 15, 2022 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $265.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.2 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 15, 2021.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $232.8 million as of September 30, 2018, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2018, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $285.8 million, asset coverage on our “senior securities representing indebtedness” of 359.0% and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of September 30, 2018. As of September 30, 2018, we were in compliance with all of our Credit Facility covenants. Refer to Note 5—Borrowings of our accompanying Note to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income when the payment has been received. As of September 30, 2018 and 2017, we had off-balance sheet success fee receivables on our accruing debt investments of $5.1 million and $4.6 million (or approximately $0.18 per common share for each period), respectively, that would be owed to us, generally upon a change of control of the portfolio companies. Consistent with GAAP, we generally have not recognized our success fee receivables and related income in our Consolidated Financial Statements until earned. Due to the contingent nature of our success fees, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of September 30, 2018 and September 30, 2017 to be immaterial.

The following table shows our contractual obligations as of September 30, 2018, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$110,000	$—	$—	$110,000
Mandatorily Redeemable Preferred Stock	—	—	51,750	—	51,750
Interest expense on debt obligations(C)	9,249	24,932	6,210	—	40,391

Total	$9,249	$134,932	$57,960	$—	$202,141

(A)

Excludes our unused line of credit commitments, an unused delayed draw term loan and uncalled capital commitments to our portfolio companies in an aggregate amount of $10.1 million, at cost, as of September 30, 2018.

(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual revolver period end date to the revolving nature of the facility.
(C)

Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2024 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of September 30, 2018. Dividend payments on our Series 2024 Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”) as our most critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus. Additionally, refer to Note 3—Investments in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our application of Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures.” We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by an SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO would for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary loans in our portfolio (all of which were risk rated by our Adviser) at September 30, 2018 and 2017, representing approximately 92.3% and 91.9%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of September 30,
Rating	2018	2017
Highest	10.0	9.0
Average	6.7	5.7
Weighted Average	6.8	5.8
Lowest	0.0	1.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at September 30, 2018 and 2017, representing approximately 5.7% and 6.9%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2018	2017
Highest	6.0	6.0
Average	3.7	4.4
Weighted Average	4.0	4.6
Lowest	1.0	3.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at September 30, 2018 and 2017, representing approximately 2.0% and 1.2%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2018	2017
Highest	5.0	3.0
Average	4.3	3.0
Weighted Average	4.7	3.0
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 10—Federal and State Income Taxes in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding our tax status.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus for a description of recent accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk (Dollar Amounts in Thousands, Unless Otherwise Indicated)

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate. As of September 30, 2018, our portfolio of debt investments on a principal basis consisted of the following:

90.6%	Variable rates with a LIBOR or prime rate floor
9.4	Fixed rates

100.0%	Total

To illustrate the potential impact of changes in market interest rates on our net increase in net assets resulting from operations, we have performed the following hypothetical analysis, which assumes that our balance sheet and contractual interest rates remain constant as of September 30, 2018 and no further actions are taken to alter our existing interest rate sensitivity.

Basis Point Change(A)	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase in Net Assets Resulting from Operations
Up 300 basis points	$10,300	$3,300	$7,000
Up 200 basis points	6,754	2,200	4,554
Up 100 basis points	3,209	1,100	2,109
Down 226 basis points	(3,481)	(2,487)	(994)

(A)	As of September 30, 2018, our effective average LIBOR was 2.26%, therefore, the largest decrease in basis points that could occur was 226 basis points.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, actual results could differ significantly from those in the hypothetical analysis in the table above.

We may also experience risk associated with investing in securities of companies with foreign operations. Some of our portfolio companies have operations located outside the U.S. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of our last ten fiscal years, unless otherwise noted. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of September 30, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2018	$110,000,000	$3,590	$—	N/A
September 30, 2017	93,000,000	3,882	—	N/A
September 30, 2016	71,300,000	4,623	—	N/A
September 30, 2015	127,300,000	2,946	—	N/A
September 30, 2014	36,700,000	3,054	—	N/A
September 30, 2013	46,900,000	3,410	—	N/A
September 30, 2012	58,800,000	2,296	—	N/A
September 30, 2011	99,400,000	3,150	—	N/A
September 30, 2010	16,800,000	14,187	—	N/A
September 30, 2009	83,000,000	3,963	—	N/A
Series 2016 Term Preferred Stock(5)
September 30, 2018	—	N/A	—	N/A
September 30, 2017	—	N/A	—	N/A
September 30, 2016	—	N/A	—	N/A
September 30, 2015	—	N/A	—	N/A
September 30, 2014	—	N/A	—	N/A
September 30, 2013	$38,497,050	$3,410	$25.00	$25.49
September 30, 2012	38,497,050	2,963	25.00	25.55
Series 2021 Term Preferred Stock(6)
September 30, 2018	—	N/A	—	N/A
September 30, 2017	—	N/A	—	N/A
September 30, 2016	$61,000,000	$2,495	$25.00	$25.55
September 30, 2015	61,000,000	1,993	25.00	25.02
September 30, 2014	61,000,000	3,054	25.00	24.45
Series 2024 Term Preferred Stock(7)
September 30, 2018	$51,750,000	$2,444	$25.00	$25.63
September 30, 2017	51,750,000	2,496	25.00	25.09

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage ratio for a class of our “senior securities representing indebtedness” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” and asset coverage ratio for a class of our “senior securities that are stock” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” plus the aggregate involuntary liquidation preference of a class of “senior security that is stock.” Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Only applicable to our Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit is the average of the closing prices of the shares on the Nasdaq during the last 10 trading days of the period. Average market value per unit for our Series 2024 Term

Preferred Stock for September 30, 2017 is the average of the closing prices of the shares on the Nasdaq during the last 7 trading days of the period as the stock started trading on September 21, 2017.
(5)

In November 2011, we issued 1,539,882 shares of Series 2016 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In May 2014, we voluntarily redeemed all outstanding shares of our Series 2016 Term Preferred Stock and therefore had no Series 2016 Term Preferred Stock outstanding at September 30, 2015.

(6)

In May 2014, we issued 2,440,000 shares of Series 2021 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In September 2017, we voluntarily redeemed all outstanding shares of our Series 2021 Term Preferred Stock and therefore had no Series 2021 Term Preferred Stock outstanding at September 30, 2017.

(7)

In September 2017, we issued 2,070,000 shares of Series 2024 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In addition to other redemption provisions discussed more fully in Note 6 Mandatorily Redeemable Preferred Stock in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus, we may be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report.

BUSINESS

Except for per share amounts, dollar amounts in tables included herein are in thousands unless otherwise indicated.

Overview

Organization

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, we have elected to be treated for tax purposes as a RIC under the Code. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S.

Our shares of common stock and mandatorily redeemable preferred stock are traded on Nasdaq under the trading symbols “GLAD” and “GLADN,” respectively and our 2023 Notes trade on Nasdaq under the trading symbol “GLADD.”

Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours, under the Advisory Agreement and the Administrator, another of our affiliates, provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual EBITDA of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our primary investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We intend for our investment portfolio to consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2018, our investment portfolio was made up of approximately 91.4% debt investments and 8.6% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us the Co-Investment Order that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Investment and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Investment pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and may include interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

Since our initial public offering in 2001 and through September 30, 2018, we have invested in over 226 different companies, while making 188 consecutive monthly or quarterly cash distributions to common stockholders. We expect that our investment portfolio will primarily include the following three categories of investments in private companies operating in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business. First lien debt securities may include investments sourced from the syndicated loan market.

•

Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrowers’ first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees such as warrants to buy common and preferred stock or limited liability interests in connection with these second lien secured debt securities. Second lien debt securities may include investments sourced from the syndicated loan market.

•

Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of our total assets. See “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity. See “Regulation as a Business Development Company” for a further discussion on the regulatory framework in which we must operate to retain our status as a BDC.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we generally acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our board of directors (the “Board of Directors”):

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must operate for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•

We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Investment Concentrations

As of September 30, 2018, our investment portfolio consisted of investments in 50 companies located in 24 states across 18 different industries with an aggregate fair value of $390.0 million. Our five largest investments at fair value as of September 30, 2018, totaled $122.8 million, or 31.5% of our total investment portfolio.

The following table outlines our investments by security type at September 30, 2018 and 2017:

	September 30, 2018				September 30, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$206,523	48.3%	$199,625	51.2%	$198,942	48.4%	$173,896	49.4%
Secured second lien debt	180,274	42.2	156,373	40.1	168,247	40.9	155,249	44.1
Unsecured debt	3,708	0.9	3,655	0.9	3,324	0.8	3,324	0.9

Total debt investments	390,505	91.4	359,653	92.2	370,513	90.1	332,469	94.4
Preferred equity	12,920	3.0	7,749	2.0	18,794	4.5	6,561	1.9
Common equity/equivalents	24,042	5.6	22,644	5.8	22,128	5.4	13,343	3.7

Total equity investments	36,962	8.6	30,393	7.8	40,922	9.9	19,904	5.6

Total Investments	$427,467	100.0%	$390,046	100.0%	$411,435	100.0%	$352,373	100.0%

Our investments at fair value consisted of the following industry classifications at September 30, 2018 and 2017:

	September 30, 2018		September 30, 2017
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$79,066	20.3%	$80,723	22.9%
Healthcare, education and childcare	53,916	13.8	46,288	13.1
Oil and gas	50,172	12.9	34,712	9.9
Telecommunications	47,794	12.3	31,350	8.9
Diversified/Conglomerate Manufacturing	43,421	11.1	40,843	11.6
Diversified natural resources, precious metals and minerals	23,040	5.9	18,949	5.4
Automobile	18,209	4.7	20,082	5.7
Cargo Transportation	15,164	3.9	13,081	3.7
Beverage, food and tobacco	13,727	3.5	14,103	4.0
Machinery	11,058	2.8	5,114	1.4
Home and Office Furnishings, Housewares and Durable Consumer Products	10,125	2.6	10,100	2.9
Textiles and leather	6,556	1.7	4,879	1.4
Hotels, Motels, Inns, and Gaming	6,337	1.6	7,136	2.0
Personal and non-durable consumer products	4,892	1.3	7,035	2.0
Buildings and real estate	2,455	0.6	3,004	0.9
Printing and publishing	1,998	0.5	3,628	1.0
Leisure, Amusement, Motion Pictures, Entertainment	—	—	9,225	2.6
Other, < 2.0%	2,116	0.5	2,121	0.6

Total Investments	$390,046	100.0%	$352,373	100.0%

Our investments at fair value were included in the following U.S. geographic regions and Canada at September 30, 2018 and 2017:

	September 30, 2018		September 30, 2017
Location	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$168,917	43.3%	$150,727	42.8%
West	114,286	29.3	116,302	33.0
Midwest	61,733	15.8	58,915	16.7
Northeast	37,589	9.7	26,429	7.5
Canada	7,521	1.9	—	—

Total Investments	$390,046	100.0%	$352,373	100.0%

The geographic composition is determined by the location of the headquarters for each of our portfolio companies. A portfolio company may have a number of other business locations in other geographic locations.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers, and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, Robert L. Marcotte, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) to the prospective company from the Adviser’s investment committee, which is composed of Messrs. Gladstone, Brubaker and Marcotte. If this LOI is issued, then the Adviser and Gladstone Securities (collectively, the “Due Diligence Team”), will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team, analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•

Growth-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct growth-and-income orientation. In seeking income, we typically invest in companies that generate growing sales and cash flow to provide some assurance that they will be able to service their debt and deleverage over time. We do not expect to invest in start-up companies or companies with what we believe to be cyclical industries or speculative business plans.

•	Experienced Management. We typically require that the businesses in which we invest have experienced management teams. We also require the businesses to have proper incentives in place to induce management teams to succeed and act in concert with our interests as an investor, including having significant equity or other interests in the financial performance of their respective companies.

•

Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•

Enterprise Collateral Value. The projected enterprise valuation of the business, based on market based comparable cash flow multiples, is an important factor in our investment analysis in determining the collateral coverage of our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, any of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	detailed review of the track record of the private equity firm or ownership group acquiring or controlling any prospective borrower;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers, and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team and controlling shareholders; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Prior to the closing of an investment, additional due diligence may be conducted on our behalf by attorneys, independent accountants, and other outside advisers, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of lower middle market companies and providing debt and equity capital to lower middle market companies plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company, the private equity firm or ownership group controlling any prospective borrower, and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to the shareholders and management of the company. As discussed above, the capital classes through which we typically structure a deal include first lien secured debt, second lien secured debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital;

•	securing board observation rights at the portfolio company;

•	incorporating call protection into the investment structure where possible; and

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment.

We expect to hold most of our debt investments until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party in a privately negotiated transaction to manage our credit or sector exposures or to enhance our portfolio yield.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in lower middle market privately-owned businesses. Such competitors include other BDCs, non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, serve a broader customer base, and establish a greater market share. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the regulatory requirements we must comply with as a publicly traded company. However, we believe that we have the following competitive advantages over other providers of financing to lower middle market companies.

Management Expertise

Our Adviser has a separate investment committee for the Company and each of the Affiliated Public Funds. The Adviser’s investment committee for the Company is comprised of Messrs. Gladstone, Brubaker and Marcotte, each of whom have a wealth of experience in our area of operation. Mr. Gladstone and Mr. Brubaker also serve on the Adviser’s investment committee for the other Affiliated Public Funds. Mr. Gladstone and Mr. Marcotte both have over 25 years of experience in investing in middle market companies and with operating in the BDC marketplace in general. Mr. Brubaker has over 25 years of experience in acquisitions and operations of companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers. These three individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to lower middle market companies and Messrs. Gladstone and Brubaker have worked together at the Gladstone Companies for more than 15 years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills. See the additional discussion regarding management of portfolio companies by our Adviser below under “—Ongoing Management of Investments and Portfolio Company Relationships.”

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous private equity firms and other members of the financial community with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience and focus on investing in lower middle market companies enables us to source and identify well-positioned prospective portfolio companies that provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other contacts to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing in businesses backed by successful private equity sponsors or owner operators; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are an exchange-traded corporation of perpetual duration. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to craft a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance, and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	private equity sponsors;

•	capital partners; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance, as defined in the 1940 Act, to our portfolio companies and provide other services (other than such managerial assistance) to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) taking a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser as discussed below in “—Transactions with Related Parties – Investment Advisory and Management Agreement – Base Management Fee.” However, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies.

Gladstone Securities also provides other services (such as investment banking and due diligence services) to certain of our portfolio companies; see “—Transactions with Related Parties – Other Transactions” below.

Valuation Process

The following is a general description of the Policy (which has been approved by our Board of Directors) that the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator who reports directly to our Board of Directors (collectively, the “Valuation Team”), use each quarter to determine the value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Adviser values our investments in accordance with the requirements of the 1940 Act and GAAP. There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each investment is initially assessed by the Valuation Team using the Policy, which may include:

•	obtaining fair value quotes or utilizing input from third party valuation firms; and

•

using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•

Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by our Board of Directors. Written valuation recommendations and supporting material are sent to the Board of Directors in advance of the quarterly meetings.

•

The Valuation Committee of the Board of Directors (comprised entirely of independent directors) meets to review this documentation and discusses the information provided by our Valuation Team, and determines whether the Valuation Team has followed the Policy, determines whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and reviews other facts and circumstances. Then, the Valuation Committee and chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve, with a vote, to accept or reject the fair value recommendations in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate, from period to period. Our valuation policies, procedures and processes are more fully described in Note 2—Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Transactions with Related Parties

Investment Advisory and Management Agreement

In 2006, we entered into the Advisory Agreement, which was subsequently amended in October 2015, as approved unanimously by our Board of Directors, including the unanimous approval of our independent directors, to reduce the base management fee payable to the Adviser effective July 1, 2015, as discussed further below. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 10, 2018, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested person of any such party, unanimously approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2019. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our shareholders; (2) the investment performance of the Company and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company; (4) the extent to which economies of scale will be realized as the Company and the Affiliated Public Funds grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors; (5) the fee structure of the advisory and administrative agreements of comparable funds; (6) indirect profits to the Adviser created through the Company; and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period. Prior to July 1, 2015, the annual rate was 2.0%. Our Board of Directors may (as it has for the years ended September 30, 2018, 2017 and 2016) accept an unconditional and irrevocable credit from the Adviser to reduce the annual 1.75% (or prior to July 1, 2015, 2.0%) base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. Loan servicing fees that are payable to the Adviser pursuant to the Credit Facility, are also 100% credited against the base management fee as discussed below, “—Loan Servicing Fee Pursuant to Credit Agreement.”

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, which we define as total assets less indebtedness and before taking into account any incentive fees payable or contractually due but not payable during the period, at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid from our inception through September 30, 2018, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid from our inception through September 30, 2018.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of distributions to common stockholders for the years ended September 30, 2018, 2017, and 2016, which credits totaled $1.7 million, $2.3 million, and $1.4 million, respectively.

Loan Servicing Fee Pursuant to Credit Agreement

The Adviser also services the loans held by our wholly-owned subsidiary, Business Loan (the borrower under our Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Loan is a consolidated subsidiary of ours, and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors and adjusted appropriately for any share issuances or repurchases during the period) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally, and irrevocably credited back to us by the Adviser.

Administration Agreement

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief compliance officer, chief valuation officer and general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator), and their respective staffs.

Our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. On July 10, 2018, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2019.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee or incentive fee. Specifically, Gladstone Securities may be paid an investment banking fee in an amount not greater than 1% of our investment in a portfolio company at the closing of such investment. For additional information refer to Note 4—Related Party Transactions of our accompanying Notes to Consolidated Financial Statements.

Material U.S. Federal Income Tax Considerations

RIC Status

To qualify for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90.0% of our investment company taxable income, which is our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. We refer to this as the “annual distribution requirement.” We must also meet several additional requirements, including:

•	Business Development Company status. At all times during the taxable year, we must maintain our status as a BDC.

•

Income source requirements. At least 90.0% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities, loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership.

•

Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50.0% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10.0% of the outstanding voting securities of an issuer of such other securities, and (b) such other securities of any one issuer do not represent more than 5.0% of our total assets; and (2) no more than 25.0% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during a specified period up to five years.

Qualification as a RIC

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90.0% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4.0% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2017, 2016 and 2015, we did not incur any excise taxes.

The federal excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to federal corporate income tax, currently at a flat rate of 21.0%, on any undistributed income, including both ordinary income and capital gains.

If we acquire debt obligations that (i) were originally issued at a discount, (ii) bear interest at rates that are not either fixed rates or certain qualified variable rates, or (iii) are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount (“OID”) that accrues over the life of the obligation. Additionally, PIK interest, which is computed at the contractual rate specified in a loan agreement and is added to the principal balance of a loan, is also a non cash source of income that we are required to include in taxable income each year. Both OID and PIK income will be included in our investment company taxable income even though we receive no cash corresponding to such amounts. As a result, we may be required to make additional distributions corresponding to such OID and PIK amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the imposition of federal income and excise taxes. In this event, we may be required to sell investments or other assets to meet the RIC distribution requirements. For the year ended September 30, 2018, we recorded $0.2 million of OID income and the unamortized balance of OID investments (which are primarily all syndicated loans) as of September 30, 2018 totaled $0.4 million. As of September 30, 2018, we had five investments which had a PIK interest component and we recorded PIK interest income of $3.8 million during the year ended September 30, 2018.

Regulation as a BDC

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70.0% of total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4.0 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250.0 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% (as the law applies to the Company currently) or 150% (as the law will apply to the Company effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Regulatory Compliance” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA).

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends or distributions. See “Risk Factors – Risks Related to Our External Financing—Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.”

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as qualifying assets for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Code of Ethics

We, and all of the Gladstone companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneCapital.com. In addition, this code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is also available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for all of the Gladstone companies.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2018 and all of calendar year 2019. As of November 14, 2018, the Adviser and the Administrator collectively had 67 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
20	Accounting, administration, compliance, human resources, legal and treasury
35	Investment management, portfolio management and due diligence

Available Information

Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments, if any, to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through our website at www.GladstoneCapital.com as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. Information on our website should not be considered part of this prospectus. A request for any of these reports may also be submitted to us by sending a written request addressed to Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, or by calling our toll-free investor relations line at 1-866-366-5745. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2018, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2018, our investments in FedCap Partners, LLC (“FedCap”), Leeds Novamark Capital I, L.P. (“Leeds”), Funko Acquisition Holdings, LLC (“Funko”), and XMedius Solutions Inc. (“XMedius”) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 2.9% of total investments, at fair value, as of September 30, 2018.

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Proprietary Investments:
AG Transportation Holdings, LLC 2430 Lincolnway East Goshen, IN 46526	Cargo Transportation	Secured Second Lien Debt		$13,000	$13,097
		Member Profit Participation	18.00%	1,000	1,375
		Profit Participation Warrants	12.00%	244	692
Alloy Die Casting Co. 6550 Caballero Blvd. Buena Park, CA 90620	Diversified / conglomerate manufacturing
		Secured Second Lien Debt		5,235	4,934
		Secured Second Lien Debt		75	71
		Secured Second Lien Debt		390	368
		Preferred Stock	29.50%	2,192	533
		Common Stock	25.83%	18	—
Applied Voice & Speech Technologies, Inc. 27042 Towne Centre Drive Foothill Ranch, CA 92610

	Telecommunications	Secured First Lien Debt		10,100	9,948

Arc Drilling Holdings LLC 9551 Corporate Circle Valley View, OH 44125	Machinery	Secured First Lien Line of Credit

				—	—
		Secured First Lien Debt		5,960	5,454
		Common Stock	16.67%	1,500	—

Belnick, Inc. 4350 Ball Ground Hwy Canton, GA 30114	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Debt		10,000	10,125

B+T Group Acquistion Inc. 1717 Boulder Ave #3000 Tulsa, OK 74119	Telecommunications	Secured First Lien Debt		6,000	6,000
		Preferred Stock	30.00%	1,799	—

Canopy Safety Brands, LLC 322 Industrial Court Concord, NC 28025	Personal and non-durable consumer products
		Secured First Lien Debt		3,750	3,802
		Participation Warrant	5.83%	500	418

Chemical and Injection Holdings Company, LLC 8115 W. Industrial Ave Midland, TX 79706

	Oil and gas	Preferred Stock	4.17%	618	2,137

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731		Secured First Lien Line of Credit

	Printing and publishing			107	—

EL Academies, Inc. 1650 Tysons Blvd Suite 630 McLean, VA 22102	Healthcare, Education, and Childcare	Secured First Lien Line of Credit

				—	—
		Secured First Lien Debt		12,000	12,105
		Secured First Lien Delayed Draw Term Loan		8,990	9,069
		Common Stock	4.01%	649	844

FedCap Partners, LLC 1818 Library Street, Suite 500 Reston, VA 20190

	Private equity fund — aerospace and defense	Class A Membership Units	6.67%	1,449	616

Francis Drilling Fluids, Ltd. PO Box 1694 Crowley, LA 70526

	Oil and gas	Secured Second Lien Debt		18,427	5,281
		Secured Second Lien Debt		8,434	2,417
		Preferred Equity Units	4.57%	1,215	—
		Common Equity Units	3.87%	1	—

Frontier Financial Group, Inc. 1400 I Street NW, Suite 350 Washington, DC 20005	Diversified/conglomerate service
		Preferred Stock	15.38%	500	—
		Preferred Stock Warrant		—	—

Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and non-durable consumer products
		Common Stock	0.10%	167	672

GFRC Holdings, LLC 118 North Shiloh Road Garland, TX 75042		Secured First Lien Line of Credit
	Buildings and real estate			1,150	1,150
		Secured First Lien Debt		1,000	1,000
		Preferred Stock	100.00%	1,025	305
		Common Stock Warrants	45.00%	—	—

Gray Matter Systems, LLC 100 Global View Drive Suite 200 Warrendale, PA 15086	Diversified/conglomerate service
		Secured Second Lien Debt		11,100	11,045
		Secured Second Lien Delayed Draw Term Loan		—	—

IA Tech, LLC PO Box 2511 Kennesaw, GA 30156	Diversified/conglomerate service
		Secured First Lien Debt		30,000	30,900

Impact! Chemical Technologies, Inc. 10501 E Highway 80 Midland, TX 79707
	Oil and gas	Secured First Lien Line of Credit		2,500	2,497
		Secured First Lien Debt		20,000	19,975

Leeds Novamark Capital I, L.P. 590 Madison Avenue, 41st Floor New York, NY 10022	Private equity fund — healthcare, education and childcare	Limited Partnership Interest	3.46%	2,152	2,695

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121

	Automobile	Secured First Lien Debt		4,140	3,105
		Preferred Stock	23.30%	1,449	—

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

Merlin International, Inc 8330 Boone Blvd, 8th Floor Tysons, VA 22182

	Healthcare, Education, and Childcare	Secured Second Lien Debt		20,000	20,600

The Mochi Ice Cream Company 5563 Alcoa Avenue Vernon, CA 90058

	Beverage, Food and Tobacco	Secured Second Lien Debt		6,726	6,767
		Common Stock	2.49%	450	230

NetFortris Corp. 5601 6th Ave S, Suite 201 Seattle, WA 98108

	Telecommunications	Secured First Lien Debt		23,700	23,522
		Preferred Stock		268	803
		Common Stock Warrant	0.00%	1	—

Precision International, LLC 435 Burt Street Sistersville, WV 26175

	Machinery	Secured First Lien Debt		836	836
		Membership Unit Warrant	33.33%	—	296

Sea Link International IRB, Inc. 13151 66th St N Largo, FL 33773

	Automobile	Secured Second Lien Debt		4,980	5,094
		Common Equity Units	1.78%	495	857

Travel Sentry, Inc 110 SE 6th Street, Suite 1754 Fort Lauderdale, FL 33301
	Diversified/ conglomerate
	service	Secured First Lien Debt		8,415	8,646

Triple H Food Processors, LLC 5821 Wilderness Avenue Riverside, CA 92504

	Beverage, Food and Tobacco	Secured First Lien Line of Credit		—	—
		Secured First Lien Debt		6,000	6,135
		Common Stock	7.11%	250	595

TWS Acquisition Corporation 120 N. 44th Street, Suite 230 Phoenix, AZ 85034

	Healthcare, Education, and Childcare	Secured First Lien Debt		2,000	2,000

United Flexible, Inc 815 Forestwood Drive Romeoville, IL 60446

	Diversified/conglomerate manufacturing	Secured Second Lien Debt		15,232	15,300
		Preferred Stock	1.19%	538	708
		Common Stock	1.10%	148	2,247

Vacation Rental Pros Property Management, LLC 200 Executive Way #200 Ponte Vedra, FL 32082

	Hotels, Motels, Inns, and
	Gaming	Secured Second Lien Debt		7,366	6,337

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

Vision Government Solutions 1 Cabot Road Hudson, MA 01749
	Diversified/conglomerate services	Secured First Lien Line of Credit		1,446	1,305
		Secured First Lien Delayed Draw Term Loan		1,596	1,448
		Secured First Lien Debt		8,978	8,100

WadeCo Specialties, Inc. 8115 W. Industrial Ave Midland, TX 79706
	Oil and gas	Secured First Lien Line of Credit		900	909
		Secured First Lien Debt		9,691	9,788
		Secured First Lien Debt		7,000	7,035

XMedius Solutions Inc. 3400 de Maisonneuve Blvd. West Suite 1135 Montreal, Quebec, Canada H3Z 3B8

	Telecommunications	Secured First Lien Debt		7,493	7,521

Subtotal —Non-Control/ Non-Affiliate Proprietary Investments				$323,345	$299,709

Syndicated Investments:

CHA Holdings, Inc. III Winners Circle PO Box 5269 Albany, NY 12205

	Diversified/conglomerate service	Secured Second Lien Debt		$2,942	$3,030

DigiCert Holdings, Inc. 2801 North Thanksgiving Way Suite 500 Lehi, UT 84043
	Diversified/conglomerate service	Secured Second Lien Debt		2,977	2,989

Keystone Acquisition Corp. 3204 McKnight E Drive Pittsburgh, PA 15237

	Diversified/conglomerate service	Secured Second Lien Debt		3,929	4,015

LDiscovery, LLC 8201 Greensboro Dr #717 McLean, VA 22102

	Diversified/conglomerate service	Secured Second Lien Debt		4,836	4,400

Medical Solutions Holdings, Inc. 1010 N. 102nd St Suite 300 Omaha, NE 68114

	Healthcare, Education, and Childcare	Secured Second Lien Debt		2,960	3,000

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2nd Floor Sparks, MD 21152
	Healthcare, Education and Childcare	Secured Second Lien Debt		4,382	—

Edmentum Ultimate Holdings, LLC 5600 W 83rd Street, Suite 300, 8200 Tower Bloomington, MN 55437

	Healthcare, Education and Childcare	Unsecured Debt		3,613	3,603
		Common Stock	0.57%	2,636	—

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

Red Ventures, LLC 1101 Red Ventures Drive Fort Mill, SC 29707

	Diversified/conglomerate service	Secured Second Lien Debt		3,069	3,188

Vertellus Holdings LLC 1500 S Tibbs Ave Indianapolis, IN 46241

	Chemicals, Plastics and Rubber	Secured Second Lien Debt		1,099	1,096
		Common Stock Units	0.88%	3,017	404

W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042

	Oil and gas	Common Equity	0.09%	499	133

Subtotal—Non-Control / Non-Affiliate Syndicated Investments				$35,959	$25,858

Total Non-Control/Non-Affiliate Investments (represented 82.5% of total investments at fair value)				$359,304	$325,567

AFFILIATE INVESTMENTS

Proprietary Investments:

Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106	Diversified/conglomerate
	manufacturing	Secured First Lien Debt		$6,200	$6,061
		Secured First Lien Debt		1,600	1,572
		Preferred Stock	25.16%	2,516	2,381

Lignetics, Inc. 1075 E. South Boulder Rd #210 Louisville, CO 80027	Diversified natural resources,
	precious metals and minerals	Secured Second Lien Debt		6,000	6,014
		Secured Second Lien Debt		8,000	8,020
		Secured Second Lien Debt		3,300	3,308
		Secured Second Lien Debt		4,000	4,010
		Preferred Stock	2.82%	800	882
		Common Stock	10.62%	1,855	806

LWO Acquisitions Company LLC 1920 Hurd Drive Irving, TX 75038	Diversified/conglomerate
	manufacturing	Secured First Lien Line of Credit		3,205	3,105
		Secured First Lien Debt		11,166	6,089
		Unsecured Debt		95	52
		Common Units	9.99%	921	—

Subtotal Affiliate Proprietary Investments				49,658	42,300

			Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
Company	Industry	Investment
				(Dollar amounts in thousands) (unaudited)

Syndicated Investments:

Targus Cayman HoldCo, Ltd. 1211 North Miller Street Anaheim, CA 92806

	Textiles and leather	Common Stock	6.68%	5,009	6,556

Total Affiliate Investments (represented 12.1% of total investments at fair value)				$54,667	$48,856

CONTROL INVESTMENTS

Proprietary Investments:

Defiance Integrated Technologies, Inc. 800 Independence Dr Napoleon, OH 43545

	Automobile	Secured Second Lien Debt		8,065	8,065
		Common Stock	76.20%	580	1,088

PIC 360, LLC 7000 S. Edgerton Road Brecksville, OH 44141

	Machinery	Secured First Lien Debt		2,850	2,850
		Common Equity Units	75.00%	1	1,622

TNCP Intermediate HoldCo, LLC 1301 Riverfront Parkway, Suite 112 Chattanooga, TN 37402	Printing and publishing	Secured First Lien Line of Credit		1,500	1,500
		Common Equity Units		500	498

Total Control Proprietary Investments (represented 5.4% of total investments at fair value)				$13,496	$15,623

Total Investments				$427,467	$390,046

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represents greater than 5% of our total assets as of September 30, 2018. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

EL Academies, Inc.

Our investment in EL Academies, Inc. (“EL Academies”) has an aggregate fair value of $22.0 million as of September 30, 2018 consisting of secured first lien term debt with a principal amount outstanding of $21.0 million, which matures on August 15, 2022 and common stock with a cost basis of $0.6 million.

EL Academies is a privately-owned early childhood education business.

Enrollment levels in the early childhood education industry can increase or decrease as broader employment trends change. As a result, if a higher percentage of people were to become unemployed or if there were a decline in two-parent working households in the areas where EL Academies has centers then a decrease in enrollment could occur which would negatively impact EL Academies’ revenue.

EL Academies’ principal executive offices are located at 1650 Tysons Blvd, Suite 600 McLean, VA 22102.

IA Tech, LLC

Our investment in IA Tech, LLC (“IA Tech”) has an aggregate fair value of $30.9 million as of September 30, 2018 consisting of secured first lien debt with a principal amount outstanding of $30.0 million, which matures on June 27, 2021.

IA Tech is a privately-owned eCommerce business. The company operates several online auction marketplaces and eCommerce sites for active firearms, shooting, hunting and outdoor enthusiasts.

While the company does not take title or possession of firearms, its online auction sites depend on the legal trade of new and used firearms. If the sale or ownership of certain types of firearms were to be banned by state or local governments, this could lower the volume of firearms traded on the company’s auction platform and potentially lower revenue.

IA Tech’s principal executive offices are located at PO Box 2511, Kennesaw, GA 30156.

Impact! Chemical Technologies, Inc.

Our investment in Impact! Chemical Technologies, Inc. (“Impact!”) has an aggregate fair value of $22.5 million as of September 30, 2018 consisting of secured first lien debt with a principal amount outstanding of $22.5 million, which matures on December 11, 2020.

Impact! provides oil and gas production and pipeline chemicals and capillary services.

Declines in oil prices could negatively impact domestic energy exploration and production activity in the Permian and Eagle Ford Basins and could negatively impact demand for production chemicals. In addition, new federal and state regulations around drilling in an environmentally sustainable manner could also affect Impact!’s services as its customers may be negatively impacted by adopting these regulations.

Impact!’s principal executive offices are located at 10501 E Highway 80, Midland, TX 79706.

Lignetics

Our investment in Lignetics, Inc. (“Lignetics”) has an aggregate fair value of $23.0 million as of September 30, 2018 consisting of secured second lien debt with a principal amount outstanding of $21.3 million, which matures on November 9, 2022, $1.9 million of common stock, at cost, and $0.8 million of preferred stock, at cost.

Lignetics manufactures and distributes branded wood pellets primarily for home heating. Lignetics is one of the largest residential wood pellet manufacturers in the U.S., with an annual production capacity of approximately 960,000 tons across thirteen plants.

The wood pellet heating fuel industry is competitive and fragmented. The greatest risks to Lignetics’ business are declines in the prices of alternative heating fuels (e.g. heating oil, propane), mild winters, new market participants, and industry-wide increased production capacity. Any of the aforementioned factors could lead to changes in pellet consumption and lower pellet fuel prices, which could have a material adverse impact on Lignetics’ profitability and cash flow.

Lignetics’ principal executive offices are located at 1075 E. South Boulder Rd. Ste. 210, Louisville, CO, 80027.

NetFortris Corp.

Our investment in NetFortris Corp. (“NetFortris”) has an aggregate fair value of $24.3 million as of September 30, 2018 consisting of secured first lien debt with a principal amount outstanding of $23.7 million, which matures on February 21, 2021 and preferred stock with a cost basis of $0.3 million.

NetFortris delivers voice over internet protocol (“VoIP”) services and other cloud communications solutions that enable people to work, collaborate, and deliver customer service where and when business calls.

The VoIP market is competitive and fragmented as differentiation can be limited and barriers to entry are generally low. Over time, competition could cause average pricing and margins to decline as providers attempt to acquire new customers or keep customers from cancelling their service after their contracts expire.

NetFortris’s principal executive offices are located at 5601 6th Avenue S, Suite 201, Seattle, WA 98108.

Merlin International, Inc.

Our investment in Merlin International, Inc. (“Merlin”) has an aggregate fair value of $20.6 million as of September 30, 2018 consisting of secured second lien debt with a principal amount outstanding of $20.0 million, which matures on October 27, 2022.

Merlin provides comprehensive technology solutions focused on cybersecurity applications to government and commercial organizations.

A significant portion of Merlin’s revenues are derived from contracts with various government entities which are dependent on funding from federal, state, and/or local governments. A large decline in government funding for cybersecurity, whether due to a changing political landscape or the de-prioritization of cybersecurity spend, could negatively affect Merlin’s revenue generation and margin profile.

Merlin’s principal executive offices are located at 8330 Boone Blvd, 8th Floor, Tysons, VA 22182.

Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the years ended September 30, 2018, 2017, and 2016. Accordingly, audited and unaudited financial statements, as applicable, have been included as exhibits to the registration statement on Form N-2 of which this prospectus is a part.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class selected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	76	Chairman of the Board and Chief Executive Officer(1)(2)(6)	2001	2019
Terry L. Brubaker	75	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)(6)	2001	2021
Independent Directors
Anthony W. Parker	73	Director(2)(3)(6)(7)(8)	2001	2020
Michela A. English	69	Director(3)(8)	2002	2020
Paul W. Adelgren	76	Director(4)(5)(8)	2003	2019
John H. Outland	73	Director(3)(4)(5)(7)(8)	2003	2019
Walter H. Wilkinson, Jr.	72	Director(4)(5)(7)(8)(9)	2014	2021
Caren D. Merrick	58	Director(3)(7)(8)(9)	2014	2021

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Member of the valuation committee.
(8)

Each independent director, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Outland and Wilkinson serve as alternate members of the audit committee; Mr. Parker and Mses. English and Merrick serve as alternates on the compensation committee; Mr. Parker and Mses. English and Merrick serve as alternates on the ethics, nominating and corporate governance committee and Messrs. Adelgren, Outland and Wilkinson and Mses. English and Merrick serve as alternates on the offering committee. Mr. Adelgren and Ms. English serve as alternates on the valuation committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

(9)	Caren D. Merrick and Walter H. Wilkinson, Jr. were elected as directors solely by the preferred stockholders, at the Company’s 2018 Annual Meeting of Stockholders each for a term expiring in 2021.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From 1997 until January 2018, Mr. Adelgren served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as the executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board of Directors due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board of Directors since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English has served as director of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since January 2017 and served as President and Chief Executive Officer of Fight for Children from June 2006 to December 2016. Ms. English has also been a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English has served as director of the Hershey Trust Company and the Milton Hershey School since January 2018, the Educational Testing Service since 2000, as a director of D.C. Preparatory Academy since 2004, and a director of the D.C. Public Education Fund since 2007. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board of Directors due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board of Directors since 2002.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Commercial, Gladstone Land and Gladstone Investment since November 2014. Ms. Merrick is the founder and chief executive officer of Caren Merrick & Co., an advisory firm on growth strategies since 2014. Ms. Merrick is the founder of, and from 2014 until 2017, served as the chief executive officer of, Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment advisory firm that focuses on enterprise and consumer technology sectors. In addition, Ms. Merrick served as a board member of WashingtonFirst Bankshares, Inc. (Nasdaq: WFBI) from May 2015 until January 2018 and served as a board member of the Metropolitan Washington Airport Authority from October 2012 until October 2018. Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008 – 2011, Inova Healthcare Services from 2001 – 2005, and the Northern Virginia Technology Council from 2000 – 2004.

Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010 – 2011. Ms. Merrick also was director of AOL.com for America Online from 1996 – 1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS – Advancing Science in America – Achievement Awards for College Scientists. She also currently serves on the board of the Global Good Fund and the Women in Technology’s Leadership Foundry. She also serves on the board of the International Women’s Forum, Washington DC Chapter. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board of Directors due to her knowledge and managerial expertise in the area of small business, which she gained from overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. Mr. Outland has been a private investor since June 2006. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage products. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board of Directors due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board of Directors since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded, and has since served as chairman of the board of, Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of Capitol Resource Funding, Inc., a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and, from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker is currently a director of the Naval Academy Sailing Foundation, a 501(c)(3) organization located in Annapolis, Maryland, and is a director of the Bishop Walker School, a part of the Episcopal diocese of Washington D.C. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board of Directors due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board of Directors since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served on our Board of Directors and on the boards of directors of Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and former general partner of Kitty Hawk Capital, a venture capital firm from its founding in 1980 through 2016 and based in Charlotte, North Carolina. He served on the board of the N.C. State University Foundation from June 2007 until June 2015 and has previously served on the boards of other universities and related organizations. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. He was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (“NACD”) and served on its board from 2013 until December 2015. He is a NACD Leadership Fellow, having completed the NACD’s program for corporate directors. He served as a director of RF Micro Devices (Nasdaq: RFMD) from 1992 to January 2015 and served as the Chairman of the board of directors from July 2008 until January 2015 when RF Micro Devices merged with Triquint Semiconductor, Inc. (Nasdaq: TQNT) to form the new company QORVO (Nasdaq: QRVO) where he served as lead independent director from January 2015 until August 2018. Mr. Wilkinson serves or has served as a director of numerous venture-backed companies, both public and private. During his career he has helped to start or expand dozens of rapidly growing companies in a variety of industries. He is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board of Directors due to his over 40 year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. He also served as our interim president from February 2013 to January 2014. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone has also served as the chairman and chief executive officer of The Gladstone Companies, Ltd. since its inception in January 2016. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment, Gladstone Commercial and Gladstone Land (of which he is also the president). Mr. Gladstone has also served on the board of managers of Gladstone Securities, LLC, a broker dealer that is an affiliate of ours, since 2010. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (Nasdaq: ALD) (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board of Directors due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. Mr. Brubaker has also served as the vice chairman, chief operating officer, and as a director of Gladstone Land since April 2007. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing processing industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board of Directors due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board of Directors since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officers and certain other officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
Michael LiCalsi	48	General Counsel and Secretary
Robert L. Marcotte	60	President
Nicole Schaltenbrand	36	Chief Financial Officer and Treasurer

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Robert L. Marcotte. Mr. Marcotte has served as our president since January 2014 and as an executive managing director of the Adviser since December 2013. From 2002 to December 2013 Mr. Marcotte worked at MCG Capital Corporation, serving as executive vice president and co-head of asset management for MCG Capital Corporation since 2007, where he was responsible for investment origination, evaluation, underwriting and portfolio management for the $500+ million publically traded BDC. He also served on MCG Capital Corporation’s investment committee since 2007. Mr. Marcotte was chief financial officer for Aleron, Inc., a wholesale internet access and network services provider, from 2001 to 2002, and worked in the investment banking division of Goldman, Sachs & Co. from 1998 to 2001 and Merrill Lynch & Co. from 1992 to 1998. Mr. Marcotte worked in the project financing department for GE Capital from 1986 to 1992 and as a banking officer at Mellon Bank from 1980 to 1986. Mr. Marcotte received a Bachelor of Science in Business Administration from Georgetown University.

Nicole Schaltenbrand. Ms. Schaltenbrand served as our chief accounting officer from November 2015 to March 2016 when she was appointed chief financial officer and treasurer. From May 2012 to November 2015, Ms. Schaltenbrand served as a senior manager of SEC reporting and accounting policy at National Rural Utilities Cooperative Finance Corporation. From September 2004 through May 2012, Ms. Schaltenbrand worked in the assurance practice at KPMG LLP where she attained the level of senior audit manager. She received a Bachelor of Science in Accounting from the Pennsylvania State University and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.

Director Independence

As required under Nasdaq listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The Nasdaq listing standards provide that a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer and Mr. Brubaker, our vice chairman and chief operating officer, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Mr. Gladstone has served as chairman of our Board of Directors and our chief executive officer since our inception and as our interim president from February 2013 to January 2014. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board of Directors, consulting with the chairman and chief executive officer on Board of Directors and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board of Directors believes the combined role of chairman and chief executive officer, together with an independent lead director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board of Directors considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board of Directors concluded that the combined role enhances, among other things, the Board of Directors’ understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board of Directors’ behest and on its behalf. See “—Oversight of Risk Management” below for more information on the oversight function of our Board of Directors.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. It evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as included in certain of our filings with the SEC. During fiscal year 2018, the Audit Committee was composed of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick. Messrs. Adelgren and Wilkinson currently serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders in the Corporate Governance section of our website at www.gladstonecapital.com.

Our Board of Directors has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board of Directors has unanimously determined all Audit Committee members and alternate members are financially literate under current Nasdaq rules and that Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board of Directors made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Audit Committee’s current alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment

Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders in the Corporate Governance section of our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board of Directors has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Compensation Committee’s current alternate members, Mr. Parker and Ms. English also serve as alternate members on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Compensation Committee.

Ethics, Nominating and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, recommending to our Board of Directors for selection candidates for election to our Board of Directors, including any nominations submitted by our stockholders as discussed below, making recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors, assessing the performance of our Board of Directors, and developing our corporate governance principles. Our Ethics Committee charter can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Ethics Committee also considers nominations from stockholders pursuant to our bylaws given that such nomination is received in accordance to the procedure for submitting nominations or proposals before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure. For additional information on stockholder notice procedure, see “Certain Provisions of Maryland Law and of Our Charter and Bylaws —Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” below.

During fiscal year 2018, membership of the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Ethics Committee met four times during the last fiscal year.

The Offering Committee. The Offering Committee, which is composed of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of Nasdaq serving as alternates for Mr. Parker. The Offering Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board of Directors that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Offering Committee did not meet during the last fiscal year.

The Valuation Committee. The Valuation Committee, which is composed of Ms. Merrick (Chairman), and Messrs. Outland, Parker and Wilkinson, with each of our other current and future independent directors serving as alternates. The Valuations Committee is responsible for assisting the Board of Directors in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board of Directors’ compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter. The Valuation Committee met four times during the last fiscal year.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of directors and that our Board of Directors should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board of Directors at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 30, 2018, our Board met five times. Each Board member attended 75% or more of the aggregate of the meetings of our Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board of Directors in this capacity. Mr. Dellafiora also serves as chief compliance officer of Gladstone Commercial, Gladstone Land, Gladstone Investment, the Adviser, the Administrator and Gladstone Securities. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities, LLC. He additionally serves as the chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and other members of senior management including, among others, our chief executive officer, president, chief financial officer, treasurer and chief operating officer.

Our Board of Directors, in its entirety, plays an active role in overseeing management of our risks. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the fees paid to our Adviser and Administrator were reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

•

Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board of Directors, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman, chief executive officer and president and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are both employees of and compensated directly by our Adviser. Ms. Schaltenbrand, our chief financial officer and treasurer, is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Ms. Schaltenbrand’s salary. During our last fiscal year, our allocable portion of Ms. Schaltenbrand’s compensation paid by our Administrator was approximately $39,283 of her salary, $25,743 of her bonus, and $9,113 of the cost of her benefits.

During the fiscal year ended September 30, 2018, we incurred total fees of approximately $9.3 million to our Adviser under the Advisory Agreement, $1.3 million to our Administrator under the Administration Agreement and $0.8 million in fees for investment banking services were paid by certain of our portfolio companies to Gladstone Securities pursuant to separate agreements between such portfolio companies and Gladstone Securities. For a discussion of the terms of our Advisory and Administration Agreements and transactions with Gladstone Securities, see “Certain Transactions—Investment Advisory and Management Agreement” and “Certain Transactions—Investment Banking Services.”

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2018, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on our Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Paul W. Adelgren	$38,000	$162,500
Michela A. English	$37,000	$148,000
Caren D. Merrick	$44,000	$168,000
John H. Outland	$52,000	$204,000
Anthony W. Parker	$48,500	$190,000
Walter H. Wilkinson, Jr.	$41,000	$160,000

(1)

Includes compensation the director received from Gladstone Investment, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate and a real estate investment trust, although not part of our Fund Complex.

For our fiscal year ended September 30, 2018, as compensation for serving on our Board of Directors, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board of Directors met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of the Compensation and Valuation Committees received an annual fee of $3,000, and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2018, other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

We are externally managed by our Adviser, an affiliate of ours, pursuant to the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to an Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits, and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs and directly pays our payroll, benefits, and general expenses regarding such personnel. The management services and fees in effect under the Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee:

David Gladstone, Terry Lee Brubaker, and Robert L. Marcotte whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of the Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone, Brubaker and Marcotte please see “Management—Board of Directors—Interested Directors” and “Management—Executive Officers and Certain Other Officers Who Are Not Directors.”

As discussed above, the Portfolio Managers are all officers or directors, or both, of the Adviser and Messrs. Gladstone and Brubaker are managers of the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and Administrator and their officers and directors have a material interest in the terms of these agreements. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

The Adviser and Administrator provide investment advisory and administration services to other Affiliated Public Funds. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded agricultural real estate company, Messrs. Gladstone, Brubaker, and Dullum (the president of Gladstone Investment) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded BDC and Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial) are primarily responsible for the day to day management of Gladstone Commercial, a publicly-traded real estate investment trust. As of September 30, 2018, the Adviser had an aggregate of approximately $2.5 billion in total assets under management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Affiliated Public Funds, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Land, Gladstone Investment and Gladstone Commercial. Mr. Marcotte, our president, is an executive managing director of the Adviser. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective in October 2012, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2018, our Board of Directors has approved the following types of co-investment transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein. In connection with investments made pursuant to the Co-Investment Order a required majority of our Board of Directors must approve the transaction. A “required” majority is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the Company.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business—Ongoing Management of Investment Portfolio Company Relationships—Managerial Assistance and Services.”

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended September 30, 2018, 2017 and 2016, we incurred net fees of approximately $9.3 million, $6.4 million and $7.9 million, respectively, to our Adviser under the Advisory Agreement. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” for a full discussion of how such fees are computed and paid.

Administrator Compensation

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees. During the fiscal years ended September 30, 2018, 2017 and 2016, we incurred total fees of approximately $1.3 million, $1.1 million and $1.2 million, respectively, to our Administrator under the Administration Agreement. See “Business—Transactions with Related Parties—Administration Agreement” for more information about how these fees are calculated.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 10, 2018, we renewed the Advisory Agreement and the Administration Agreement through August 31, 2019. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Company’s affiliates that are managed by the same Adviser (Gladstone Commercial, Gladstone Capital and Gladstone Land) grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.”

Indemnification

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

In our charter and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of the office.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser services, administers and collects on the loans pledged under our Credit Facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility. Since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee, cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year, loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $5.0 million, $4.1 million and $3.9 million were incurred for the fiscal years ended September 30, 2018, 2017, and 2016, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. Such investment banking fees are outside of the scope of the Advisory Agreement and the Administration Agreement. Therefore, they are not credited back to the Company and are entirely retained by Gladstone Securities. Our Board of Directors reviews, approves and ratifies these fees each quarter. For additional information refer to Note 4—Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Loans

At September 30, 2018, we did not have any loans outstanding to affiliates.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the ownership of the common and preferred stock of the Company as of December 31, 2018, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 6.00% Series 2024 Term Preferred Stock, and, to our knowledge, no person beneficially owns more than 5% of our Series 2024 Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of December 31, 2018, no independent director (or his/her immediate family members) owned securities of the Adviser.

Beneficial Ownership of Common Stock (1)(2)

Name and Address	Number of Common Shares		Percent of Total
Directors:
David Gladstone	1,196,124	(3)	4.20%
Terry Lee Brubaker	—		*
Paul W. Adelgren	9,616		*
Michela A. English	1,589		*
Caren D. Merrick	2,835		*
John H. Outland	2,733		*
Anthony W. Parker	—		*
Walter H. Wilkinson, Jr.	15,013		*
Named Executive Officers (that are not also Directors):
Nicole Schaltenbrand	2,025		*
All executive officers and directors as a group (10 persons)	1,694,397		5.94%

*	Less than 1%
(1)

This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 28,504,745 shares of common stock outstanding on December 31, 2018. No executive officers or directors held shares of our preferred stock as of December 31, 2018, nor was anyone a principal stockholder of our preferred stock on such date.

(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 187,259 shares and 26,405 shares held indirectly through The Gladstone Companies, Ltd. and Gladstone International Corporation, Ltd., respectively.

The following table sets forth, as of December 31, 2018, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment in the aggregate. Gladstone Investment is our affiliate and a BDC that is also externally managed by the Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Director Nominees (1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies (1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	None	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,001-$100,000	Over $100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Caren D. Merrick	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$50,001-$100,000
Anthony W. Parker	None	Over $100,000
Walter H. Wilkinson, Jr.	Over $100,000	Over $100,000

Portfolio Manager (that is not also a Director:
Robert L. Marcotte	Over $100,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of December 31, 2018, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of December 31, 2018, by each independent incumbent director and nominee. As of December 31, 2018, none of our independent directors owns any class of stock of Gladstone Commercial, other than common stock.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	10,660	*	$191,027
Michela A. English	2,111	*	$37,829
Caren D. Merrick	2,816	*	$50,462
John H. Outland	2,446	*	$43,832
Anthony W. Parker	30,900	*	$553,728
Walter H. Wilkinson, Jr.	8,722	*	$156,298

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of December 31, 2018, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land, is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of December 31, 2018, by each independent incumbent director and nominee. As of December 31, 2018, none of our independent directors owns any preferred stock of Gladstone Land.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	10,743	*	$123,329
Michela A. English	1,230	*	$14,120
Caren D. Merrick	4,432	*	$50,879
John H. Outland	1,842	*	$21,146
Anthony W. Parker	5,794	*	$66,515
Walter H. Wilkinson, Jr.	10,162	*	$116,659

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of December 31, 2018, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash distributions but, instead, such cash distributions will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor or 1-866-214-7543. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the common shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the common shares will be the weighted average price of all common shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may correspond, at any time, with Computershare or withdraw from the dividend reinvestment plan at any time online at www.computershare.com/investor, via telephone at 781-575-2000 or by mailing a request to 250 Royall Street, Canton, Massachusetts 02021 or by selling or transferring all applicable common shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the common shares on behalf of the withdrawing participant. If such distributions are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such common shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those common shares purchased through the plan agent, as well as common shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional common shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in our common stock.

This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, this summary does not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•

a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of our common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of our common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our common stock will depend on the facts of such investor’s particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to operate in a manner so as to continuously qualify annually thereafter, as a RIC for U.S. federal income tax purposes. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute (or are deemed to timely distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally are taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (determined without regard to the dividends-paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that we continue to qualify as a RIC.

Taxation as a Regulated Investment Company

If we (1) qualify as a RIC and (2) satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our net taxable income that we timely distribute (or are deemed to timely distribute) to our stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

If we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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we ensure that at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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we ensure that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock, even if the stockholder had not “opted in” to our dividend reinvestment plan. In no event will any stockholder that has not “opted in” to the dividend reinvestment plan receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Stockholders who participate in our dividend reinvestment plan will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.

We may have investments that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of such income. For example, if we hold corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, we must include in our taxable income in each year the full amount of our applicable share of our allocable share of these deemed dividends. Additionally, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and these net operating losses generally will not pass through to stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.

In order to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, we may need to liquidate or sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, we may need to take out loans, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Even if we are authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If we are unable to obtain cash from other sources to enable us to satisfy the Excise Tax Distribution Requirements, we may be subject to an additional tax, as described above.

For the purpose of determining whether we satisfy the 90% Gross Income Test and the Diversification Tests, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified for RIC status under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on these net built-in gains at the time of our requalification as a RIC.

If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of our taxable year, we believe that we may fail the Diversification Tests, we may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for us to pursue because of the limited liquidity of our investments.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we may decide in the future to be taxed as a “C” corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interests. The remainder of this discussion assumes that we will continuously qualify as a RIC for each taxable year.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in us receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “ —Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for up to a 50% dividends-received deduction to the extent we have received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholders may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may elect to retain our net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, we may report the retained amount as undistributed capital gains to our U.S. stockholders, who will be treated as if each U.S. stockholder received a distribution of its pro rata share of this gain, with the result that each U.S. stockholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by us on the gain and (iii) increase the tax basis for its shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, and a maximum tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally currently may deduct up to

$3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions out of current or accumulated earnings and profits also will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Tax Shelter Reporting Regulations

If a U.S. stockholder recognizes a loss with respect to our common stock in excess of certain prescribed thresholds (generally, $2 million or more for an individual U.S. stockholder or $10 million or more for a corporate U.S. stockholder), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Net Investment Income Tax

An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of non-U.S. stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

Distributions on Our Common Stock

Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gain (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by us to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

Non-U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if such dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a non-U.S. stockholder has not elected to participate in our dividend reinvestment plan, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of a dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent such non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

We may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide us with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies us that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to us could subject the stockholder to a $50 penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our “outstanding voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in assets described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70.0% of total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii) it has total assets of not more than $4.0 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250.0 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% (as the law applies to the Company currently) or 150% (as the law will apply to the Company effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Regulatory Compliance” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA)).

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock may be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200% or 150%, as applicable, (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200% or 150%, as applicable, (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% or 150%, as applicable, asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends or distributions.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as qualifying assets for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we generally acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•

We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must operate for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

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We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Co-Investment Order

In July 2012, the SEC granted us the Co-Investment Order that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Investment and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Investment pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 44,560,000 of which are currently designated as common stock and 5,440,000 of which are currently designated as preferred stock. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our charter. Please review our charter for a more detailed description of the provisions summarized below.

Common Stock

As of December 3, 2018, we had 28,504,745 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that, subject to the rights of the holders of Series 2024 Term Preferred Stock to vote in the election of directors, as described below, holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the Nasdaq under the ticker symbol “GLAD.”

Preferred Stock

Our charter gives the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series 2024 Term Preferred Stock

Of the 5,440,000 shares of our capital stock designated as preferred stock, 3,000,000 of such shares are designated as 6.00% Series 2024 Term Preferred Shares (the “Series 2024 Term Preferred Stock”). As of the date hereof, we have 2,070,000 shares of Series 2024 Term Preferred Stock outstanding. Our Series 2024 Term Preferred Stock is listed on the Nasdaq under the symbol “GLADN.”

The following is a summary of the material terms of our Series 2024 Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of our Series 2024 Term Preferred Shares, including Appendix A thereto relating to the our Series 2024 Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of our Series 2024 Term Preferred Stock are entitled to monthly dividends in the amount of 6.00% per annum on the $25 liquidation preference per share, or $1.50 per share per year, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of our Series 2024 Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on our Series 2024 Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on our Series 2024 Term Preferred Stock when required, the dividend rate on our Series 2024 Term Preferred Stock will increase to 10.00% per annum until such default is cured.

Voting Rights

The holders of our Series 2024 Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of our Series 2024 Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of our Series 2024 Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Series 2024 Term Preferred Shares equal to at least two full years of dividends, the holders of our Series 2024 Term Preferred Stock will have the right to elect a majority of our Board of Directors. In addition, the holders of our Series 2024 Term Preferred Stock have voting rights with regard to certain corporate actions, including certain amendments to our charter and certain actions relating to our election to be treated as a BDC, as set forth in the articles supplementary relating to our Series 2024 Term Preferred Stock.

Liquidation Rights

Our Series 2024 Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

Our Series 2024 Term Preferred Stock has a mandatory term redemption date of September 30, 2024, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of our Series 2024 Term Preferred Stock to enable us to meet the required asset coverage. We are further required to redeem our 2024 Term Preferred Shares in the event of a change in control. We also have the option to redeem such shares at any time on or after September 30, 2019, at our sole option at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any. As of the date hereof we have not exercised our option to redeem any shares. In the event that we fail to redeem our Series 2024 Term Preferred Stock when due, the dividend rate will increase to 10.00% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

The 2023 Notes

The 2023 Notes were issued under a base indenture dated as of November 6, 2018 and a first supplemental indenture thereto, entered into between us and U.S. Bank National Association, as trustee. The 2023 Notes will mature on November 1, 2023. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the 2023 Notes is 6.125% per year and will be paid every February 1, May 1, August 1 and November 1, commencing February 1, 2019, and the regular record dates for interest payments will be every January 15, April 15, July 15 and October 15, commencing January 15, 2019.

The 2023 Notes were issued in denominations of $25 and integral multiples of $25 in excess thereof. The 2023 Notes are not be subject to any sinking fund and holders of the 2023 Notes do not have the option to have the 2023 Notes repaid prior to the stated maturity date.

The following is a summary description of the material terms of the 2023 Notes and the indenture. The following summary is qualified in its entirety by reference to the base indenture and the first supplemental indenture attached as exhibits to the registration statement of which this prospectus is a part.

Covenants

In addition to standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the 2023 Notes:

•	We agree that for the period of time during which the 2023 Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. Currently, these provisions generally prohibit us from incurring additional debt or issuing additional debt or preferred securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% on and after April 10, 2019) after such incurrence or issuance. See “Risk Factors—Risks Related to Our Business and Structure—Recently-enacted legislation allows us to incur additional leverage under the 1940 Act, distinct from certain of our obligations under our Credit Facility and our term preferred stock” in this prospectus supplement.

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We agree that for the period of time during which Notes are outstanding, we will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of our capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, we have an asset coverage (as defined in the 1940 Act) of at least the threshold specified under Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to any SEC no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a RIC under Subchapter M of the Code.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the 2023 Notes and the trustee, for the period of time during which the 2023 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Optional Redemption

The 2023 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after November 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the 2023 Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

Conversion and Exchange

The 2023 Notes are not convertible into or exchangeable for other securities.

Events of Default

The term “Event of Default” in respect of the 2023 Notes means any of the following:

•	We do not pay the principal of any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•

We remain in breach of any other covenant in respect of the 2023 Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	On the last business day of each of twenty-four consecutive calendar months, the 2023 Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%.

An Event of Default for the 2023 Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the 2023 Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the 2023 Notes may declare the entire principal amount of all the 2023 Notes to be due and immediately payable, but this does not entitle any holder of 2023 Notes to any redemption payout or redemption premium. Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”).

Defeasance and Covenant Defeasance

The 2023 Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the 2023 Notes when due and satisfying any additional conditions required under the indenture relating to the 2023 Notes, we will be deemed to have been discharged from our obligations under the 2023 Notes.

The 2023 Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the 2023 Notes. The consequences to the holders of the 2023 Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the 2023 Notes could not be accelerated for any reason, the holders of the 2023 Notes nonetheless could look to the Company for repayment of the 2023 Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment.

Indenture Provisions—Ranking

The 2023 Notes are our direct unsecured obligations and rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness;

•	senior to our preferred stock, including our outstanding Series 2024 Term Preferred Stock and any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the 2023 Notes; and

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and any other future subsidiaries of the Company, including, without limitation, borrowings under the Credit Facility.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

CHARTER AND BYLAWS

Our charter and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our charter and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. One class has two directors, one class has three directors and one class has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our charter provides that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of two-thirds of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled only by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

Our directors may only be removed for cause and only by the affirmative vote of at least a majority of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and could preclude stockholders from filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our charter permits our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Charter and Bylaws

Our charter may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our charter also provides that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our charter and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the charter or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•

a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our bylaws permit us to advance expenses so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), or any valid rule, regulation or order of the SEC thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the Securities may be listed.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of majority of our outstanding voting securities, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock, our outstanding Term Preferred Stock and our Notes due 2023, which are all traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance, a division of KeyBank National Association and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Computershare Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 1-866-214-7543. Computershare Inc. also maintains an internet website at www.computershare.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies for the most recent 12-month period ending June 30 by visiting the SEC’s website at www.sec.gov or calling us collect at (703) 287-5893 or by making a written request for proxy voting information to:

Michael LiCalsi

General Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

Certain legal matters will be passed upon for us by Proskauer Rose LLP, Washington, D.C. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters and/or sales agents, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2018 and September 30, 2017 and for each of the three years in the period ended September 30, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

The financial statements of Defiance Integrated Technologies, Inc. as of and for the years ended December 31, 2017, 2016 and 2015 included in this prospectus have been so included in reliance on the report of Crowe LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Sunshine Media Group, Inc. as of and for the years ended December 31, 2017 and 2016 included in this prospectus have been so included in reliance on the report of Henderson Hutcherson & McCullough, PLLC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2018, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2018.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2018 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 14, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Gladstone Capital Corporation:

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Gladstone Capital Corporation and its subsidiaries (the “Company”) as of September 30, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, including the related notes and financial statement schedules listed under Schedule 12-14 (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2018 and 2017, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 and 2017 by correspondence with the custodian and portfolio company investees. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 14, 2018

We have served as the Company’s auditor since 2002.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2018	2017
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $359,304 and $318,952, respectively)	$325,567	$290,860
Affiliate investments (Cost of $54,667 and $49,868, respectively)	48,856	42,648
Control investments (Cost of $13,496 and $42,615, respectively)	15,623	18,865
Cash and cash equivalents	1,971	5,012
Restricted cash and cash equivalents	33	258
Interest receivable, net	2,601	1,699
Due from administrative agent	2,807	3,086
Deferred financing fees	1,363	853
Other assets, net	687	2,579

TOTAL ASSETS	$399,508	$365,860

LIABILITIES
Borrowings at fair value (Cost of $110,000 and $93,000, respectively)	$110,000	$93,115
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 5,440,000 and 5,440,000 shares authorized, respectively, and 2,070,000 and 2,070,000 shares issued and outstanding, respectively	50,077	49,849
Accounts payable and accrued expenses	290	522
Interest payable	330	264
Fees due to Adviser(A)	1,084	1,292
Fee due to Administrator(A)	317	244
Other liabilities	318	924

TOTAL LIABILITIES	$162,416	$146,210

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value, 44,560,000 and 44,560,000 shares authorized, respectively, and 28,501,980 and 26,160,684 shares issued and outstanding, respectively	$29	$26
Capital in excess of par value(C)	343,076	348,248
Cumulative net unrealized depreciation of investments	(37,421)	(59,062)
Cumulative net unrealized depreciation of other	—	(115)
Overdistributed net investment income(C)	(219)	(139)
Accumulated net realized losses	(68,373)	(69,308)

Total distributable loss	(106,013)	(128,624)

TOTAL NET ASSETS	$237,092	$219,650

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$8.32	$8.40

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.
(C)	Refer to Note 9—Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2018	2017	2016
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$33,497	$26,147	$24,171
Affiliate investments	4,800	4,282	7,459
Control investments	1,817	1,626	1,226
Cash and cash equivalents	39	27	5

Total interest income (excluding PIK interest income)	40,153	32,082	32,861
PIK interest income
Non-Control/Non-Affiliate investments	3,524	4,299	1,095
Affiliate investments	281	692	1,263

Total PIK interest income	3,805	4,991	2,358
Total interest income	43,958	37,073	35,219
Success fee income
Non-Control/Non-Affiliate investments	430	392	1,566
Affiliate investments	—	1,142	914
Control investments	—	—	958

Total success fee income	430	1,534	3,438
Other income	1,193	626	455

Total investment income	45,581	39,233	39,112

EXPENSES
Base management fee(A)	7,033	5,781	5,684
Loan servicing fee(A)	5,042	4,146	3,890
Incentive fee(A)	5,348	4,779	4,514
Administration fee(A)	1,250	1,102	1,182
Interest expense on borrowings	5,858	3,073	2,899
Dividend expense on mandatorily redeemable preferred stock	3,105	4,152	4,118
Amortization of deferred financing fees	1,014	1,094	1,075
Professional fees	880	828	1,113
Other general and administrative expenses	1,086	1,117	1,346

Expenses, before credits from Adviser	30,616	26,072	25,821
Credit to base management fee—loan servicing fee(A)	(5,042)	(4,146)	(3,890)
Credit to fees from Adviser—other(A)	(3,081)	(4,126)	(2,306)

Total expenses, net of credits	22,493	17,800	19,625

NET INVESTMENT INCOME	23,088	21,433	19,487

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	1,812	3,849	6,253
Affiliate investments	325	(2,330)	1,280
Control investments	(28,200)	(4,994)	(317)
Other	(133)	(1,288)	(64)

Total net realized (loss) gain	(26,196)	(4,763)	7,152
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	(5,645)	(3,133)	(14,946)
Affiliate investments	1,409	1,951	5,858
Control investments	25,877	1,807	(6,246)
Other	115	(115)	62

Total net unrealized appreciation (depreciation)	21,756	510	(15,272)

Net realized and unrealized loss	(4,440)	(4,253)	(8,120)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,648	$17,180	$11,367

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.85	$0.84	$0.84

Net increase in net assets resulting from operations	$0.69	$0.67	$0.49

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	27,104,077	25,495,117	23,200,642

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2018	2017	2016
OPERATIONS
Net investment income	$23,088	$21,433	$19,487
Net realized (loss) gain on investments	(26,063)	(3,475)	7,216
Net realized loss on other	(133)	(1,288)	(64)
Net unrealized appreciation (depreciation) of investments	21,641	625	(15,334)
Net unrealized appreciation (depreciation) of other	115	(115)	62

Net increase in net assets from operations	18,648	17,180	11,367

DISTRIBUTIONS
Distributions to common stockholders from ordinary income	(22,801)	(21,433)	(16,298)
Distributions to common stockholders from realized gains	—	—	(3,189)

Net decrease in net assets from distributions	(22,801)	(21,433)	(19,487)

CAPITAL TRANSACTIONS
Issuance of common stock	21,991	23,695	19,665
Offering costs for issuance of common stock	(396)	(999)	(1,210)
Repurchase of common stock, net of costs	—	—	(572)

Net increase in net assets from capital transactions	21,595	22,696	17,883

NET INCREASE IN NET ASSETS	17,442	18,443	9,763
NET ASSETS, BEGINNING OF YEAR	219,650	201,207	191,444

NET ASSETS, END OF YEAR	$237,092	$219,650	$201,207

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,648	$17,180	$11,367
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(106,115)	(112,092)	(80,024)
Principal repayments on investments	64,896	75,204	99,705
Net proceeds from sale of investments	2,892	8,240	21,439
Increase in investments due to paid-in-kind interest or other	(4,060)	(4,729)	(5,002)
Net change in premiums, discounts and amortization	(119)	268	(70)
Cost adjustments on non-accrual loans	—	—	(388)
Net realized loss (gain) on investments	26,063	3,475	(7,216)
Net unrealized (appreciation) depreciation of investments	(21,641)	(625)	15,333
Net realized loss on other	—	1,288	64
Net unrealized (depreciation) appreciation of other	(115)	115	(62)
Changes in assets and liabilities:
Decrease (increase) in restricted cash and cash equivalents	225	148	(123)
(Increase) decrease in interest receivable, net	(902)	634	3,248
Decrease (increase) in funds due from administrative agent	279	(922)	(978)
Amortization of deferred financing fees	1,014	1,094	1,075
Decrease (increase) in other assets, net	1,857	(1,731)	723
(Decrease) increase in accounts payable and accrued expenses	(232)	(497)	422
Increase (decrease) in interest payable	66	63	(72)
(Decrease) increase in fees due to Adviser(A)	(208)	70	318
Increase (decrease) in fee due to Administrator(A)	73	(38)	32
(Decrease) increase in other liabilities	(192)	(23)	232

Net cash (used in) provided by operating activities	(17,571)	(12,878)	60,023

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	118,900	138,700	103,000
Repayments on borrowings	(101,900)	(117,000)	(159,000)
Proceeds from issuance of mandatorily redeemable preferred stock	—	51,750	—
Redemption of mandatorily redeemable preferred stock	—	(61,000)	—
Repurchase of common stock	—	—	(572)
Deferred financing fees	(1,329)	(1,975)	(75)
Proceeds from issuance of common stock	21,991	23,695	19,665
Offering costs for issuance of common stock	(331)	(999)	(1,210)
Distributions paid to common stockholders	(22,801)	(21,433)	(19,487)

Net cash provided by (used in) financing activities	14,530	11,738	(57,679)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(3,041)	(1,140)	2,344
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,012	6,152	3,808

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,971	$5,012	$6,152

CASH PAID DURING YEAR FOR INTEREST	$5,792	$3,010	$2,971
NON-CASH ACTIVITIES(B)	500	—	9,522

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Significant non-cash operating activities consisted principally of the following transactions:

In September 2016, our investment in Precision Acquisition Group Holdings, Inc. was restructured, resulting in non-cash activity of $1.9 million and new investments in PIC 360, LLC and Precision International, LLC, which are listed on the accompanying Consolidated Schedule of Investments as of September 30, 2017 and 2016.

In February 2016, our investment in Targus Group International, Inc. was restructured resulting in non-cash activity of $3.9 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Schedule of Investments as of September 30, 2017 and September 30, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—137.3%
Secured First Lien Debt—75.3%
Automobile—1.3%
Meridian Rack & Pinion, Inc.(S)—Term Debt (L + 11.5%, 13.8% Cash, Due 6/2019)(C)	$4,140	$4,140	$3,105
Beverage, Food, and Tobacco—2.6%
Triple H Food Processors, LLC—Line of Credit, $750 available (L + 6.8%, 9.0% Cash, Due 8/2020)(C)	—	—	—
Triple H Food Processors, LLC—Term Debt (L + 8.3%, 10.5% Cash, Due 8/2020)(C)	6,000	6,000	6,135

		6,000	6,135
Buildings and Real Estate—0.9%
GFRC Holdings, LLC—Line of Credit, $0 available (L + 8.0%, 10.3% Cash, Due 9/2018)(E)	1,150	1,150	1,150
GFRC Holdings, LLC—Term Debt (L + 8.0%, 10.3% Cash, Due 9/2018)(E)	1,000	1,000	1,000

		2,150	2,150
Diversified/Conglomerate Service—21.3%
IA Tech, LLC—Term Debt (L + 11.0%, 13.3% Cash, Due 6/2023)(C)	30,000	30,000	30,900
Travel Sentry, Inc.—Term Debt (L + 8.0%, 10.4% Cash, Due 12/2021)(C)(U)	8,415	8,415	8,646
Vision Government Solutions, Inc.—Line of Credit, $0 available (L + 8.8%, 11.0% Cash, Due 6/2021)(C)	1,450	1,446	1,305
Vision Government Solutions, Inc.—Delayed Draw Term Loan, $900 available (10.0% Cash, Due 6/2021)(C)(F)	1,600	1,596	1,448
Vision Government Solutions, Inc.—Term Debt (L + 8.8%, 11.0% Cash, Due 6/2021)(C)	9,000	8,978	8,100

		50,435	50,399
Healthcare, education, and childcare—9.7%
EL Academies, Inc.—Line of Credit, $2,000 available (L + 9.5%, 11.8% Cash, Due 8/2020)(C)	—	—	—
EL Academies, Inc.—Delayed Draw Term Loan, $1,010 available (L + 9.5%, 11.8% Cash, Due 8/2022)(C)	8,990	8,990	9,069
EL Academies, Inc.—Term Debt (L + 9.5%, 11.8% Cash, Due 8/2022)(C)	12,000	12,000	12,105
TWS Acquisition Corporation—Term Debt (L + 8.0%, 10.3% Cash, Due 7/2020)(Q)(AA)	2,000	2,000	2,000

		22,990	23,174
Machinery—2.7%
Arc Drilling Holdings LLC—Line of Credit, $1,000 available (L + 8.0%, 10.3% Cash, Due 11/2020)(C)	—	—	—
Arc Drilling Holdings LLC—Term Debt (L + 9.5%, 11.8% Cash, 3.0% PIK, Due 11/2022)(C)	5,960	5,960	5,454
Precision International, LLC—Term Debt (10.0%, Due 9/2021)(C)(F)	836	836	836

		6,796	6,290
Oil and Gas—17.0%
Impact! Chemical Technologies, Inc.—Line of Credit, $0 available (L + 8.8%, 11.0% Cash, Due 12/2020)(C)	2,500	2,500	2,497
Impact! Chemical Technologies, Inc.—Term Debt (L + 8.8%, 11.0% Cash, Due 12/2020)(C)	20,000	20,000	19,975
WadeCo Specialties, Inc.—Line of Credit, $1,100 available (L + 7.0%, 9.3% Cash, Due 3/2019)(C)	900	900	909
WadeCo Specialties, Inc.—Term Debt (L + 7.0%, 9.3% Cash, Due 3/2019)(C)	9,691	9,691	9,788
WadeCo Specialties, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 3/2019)(C)	7,000	7,000	7,035

		40,091	40,204

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—137.3% (Continued)

Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (PRIME + 4.0%, 9.3% Cash, Due 2/2015)(E)(V)	107	107	—

Telecommunications—19.8%
Applied Voice & Speech Technologies, Inc.—Term Debt (L + 9.3%, 11.5% Cash, Due 10/2022)(C)	10,100	10,100	9,948
B+T Group Acquisition, Inc.(S)—Term Debt (L + 11.0%, 13.3% Cash, Due 12/2019)(C)	6,000	6,000	6,000
NetFortris Corp.—Term Debt (L + 8.4%, 10.7% Cash, Due 2/2021)(C)	23,700	23,700	23,522
XMedius Solutions Inc.—Term Debt (L + 9.3%, 11.5% Cash, Due 10/2022)(C)	7,493	7,493	7,521

		47,293	46,991

Total Secured First Lien Debt		$180,002	$178,448

Secured Second Lien Debt—53.5%
Automobile—2.1%
Sea Link International IRB, Inc.—Term Debt (11.3% Cash, Due 3/2023)(C)(F)	$5,000	$4,980	$5,094

Beverage, Food, and Tobacco—2.9%
The Mochi Ice Cream Company—Term Debt (L + 10.5%, 12.8% Cash, Due 12/2023)(C)	6,750	6,726	6,767

Cargo Transportation—5.5%
AG Transportation Holdings, LLC.—Term Debt (L + 10.0%, 13.3% Cash, Due 3/2020)(C)	13,000	13,000	13,097

Chemicals, Plastics, and Rubber—0.5%
Vertellus Holdings LLC—Term Debt (L + 12.0%, 14.3% Cash, Due 10/2021)(C)	1,099	1,099	1,096

Diversified/Conglomerate Manufacturing—8.7%
Alloy Die Casting Co.(S)—Term Debt (L + 4.0%, 6.3% Cash, Due 4/2021)(C)	5,235	5,235	4,934
Alloy Die Casting Co.(S)—Term Debt (L + 4.0%, 6.3% Cash, Due 4/2021)(C)	75	75	71
Alloy Die Casting Co.(S)—Term Debt (L + 4.0%, 6.3% Cash, Due 4/2021)(C)	390	390	368
United Flexible, Inc.—Term Debt (L + 9.3%, 11.5% Cash, Due 2/2022)(C)	15,300	15,232	15,300

		20,932	20,673

Diversified/Conglomerate Service—12.1%
CHA Holdings, Inc.—Term Debt (L + 8.8%, 11.1% Cash, Due 4/2026)(D)(U)	3,000	2,942	3,030
DigiCert Holdings, Inc.—Term Debt (L + 8.0%, 10.3% Cash, Due 10/2025)(D)	3,000	2,977	2,989
Gray Matter Systems, LLC—Delayed Draw Term Loan, $2,000 available (12.0% Cash, Due 11/2023)(C)(F)	—	—	—
Gray Matter Systems, LLC—Term Debt (12.0% Cash, Due 11/2023)(C)(F)	11,100	11,100	11,045
Keystone Acquisition Corp.—Term Debt (L + 9.3%, 11.6% Cash, Due 5/2025)(D)(U)	4,000	3,929	4,015

LDiscovery, LLC—Term Debt (L + 10.0%, 12.3% Cash, Due 12/2023)(D)	5,000	4,836	4,400
Red Ventures, LLC—Term Debt (L + 8.0%, 10.3% Cash, Due 11/2025)(D)(AA)	3,125	3,069	3,188

		28,853	28,667

Healthcare, education, and childcare—10.0%
Medical Solutions Holdings, Inc.—Term Debt (L + 8.3%, 10.5% Cash, Due 6/2025)(D)	3,000	2,960	3,000

Merlin International, Inc.—Term Debt (L + 10.0%, 12.3% Cash, Due 10/2022)(C)	20,000	20,000	20,600
New Trident Holdcorp, Inc.—Term Debt (L + 10.0%, 5.5% Cash, 6.8% PIK, Due 7/2020)(E)	4,382	4,382	—

		27,342	23,600
Home and Office Furnishings, Housewares and Durable Consumer Products—4.3%

Belnick, Inc.—Term Debt (11.0% Cash, Due 8/2023)(C)(F)	10,000	10,000	10,125

Hotels, Motels, Inns, and Gaming—2.6%
Vacation Rental Pros Property Management, LLC—Term Debt (L + 10.0%, 12.3% Cash, 3.0% PIK, Due 6/2023)(C)	7,366	7,366	6,337

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—137.3% (Continued)

Oil and Gas—3.2%
Francis Drilling Fluids, Ltd.—Term Debt (L + 10.4%, 12.6% Cash, Due 4/2020)(E)(H)(I)	18,510	18,427	5,281

Francis Drilling Fluids, Ltd.—Term Debt (L + 9.3%, 11.5% Cash, Due 4/2020)(E)(H)(I)	8,473	8,434	2,417

		26,861	7,698

Personal and Non-Durable Consumer Products (Manufacturing Only)—1.6%
Canopy Safety Brands, LLC—Term Debt (L + 10.5%, 12.8% Cash, Due 7/2022)(C)	3,750	3,750	3,802

Total Secured Second Lien Debt		$150,909	$126,956

Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,613	$3,613	$3,603

Preferred Equity—1.9%
Automobile—0.0%
Meridian Rack & Pinion, Inc. (S)—Preferred Stock(E)(G)	1,449	$1,449	$—

Buildings and Real Estate—0.1%
GFRC Holdings, LLC—Preferred Stock(E)(G)	1,000	1,025	305
Diversified/Conglomerate Manufacturing—0.5%
Alloy Die Casting Co.(S)—Preferred Stock(E)(G)	2,192	2,192	533
United Flexible, Inc.—Preferred Stock(E)(G)	538	538	708

		2,730	1,241

Diversified/Conglomerate Service—0.0%
Frontier Financial Group Inc.—Preferred Stock(E)(G)	766	500	—
Frontier Financial Group Inc.—Preferred Stock Warrant(E)(G)	169	—	—

		500	—

Oil and Gas—0.9%
Chemical & Injection Holdings Company, LLC—Preferred Equity Units(E)(G)	13,830	618	2,137
Francis Drilling Fluids, Ltd.—Preferred Equity Units(E)(G)(I)	1,656	1,215	—

		1,833	2,137

Telecommunications—0.4%
B+T Group Acquisition, Inc.(S)—Preferred Stock(E)(G)	5,503	1,799	—
NetFortris Corp.—Preferred Stock(E)(G)	2,677,070	268	803

		2,067	803

Total Preferred Equity		$9,604	$4,486

Common Equity—5.1%
Aerospace and Defense—0.3%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,449	$616

Automobile—0.4%
Sea Link International IRB, Inc.—Common Equity Units(E)(G)	494,902	495	857

Beverage, Food, and Tobacco—0.3%
The Mochi Ice Cream Company—Common Stock(E)(G)	450	450	230
Triple H Food Processors, LLC—Common Stock(E)(G)	250,000	250	595

		700	825

Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(E)(G)	45.0%	—	—

Cargo Transportation—0.9%
AG Transportation Holdings, LLC—Member Profit Participation(E)(G)	18.0%	1,000	1,375
AG Transportation Holdings, LLC—Profit Participation Warrants(E)(G)	12.0%	244	692

		1,244	2,067

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—137.3% (Continued)

Chemicals, Plastics, and Rubber—0.2%
Vertellus Holdings LLC—Common Stock Units(E)(G)	879,121	3,017	404

Diversified/Conglomerate Manufacturing—0.9%
Alloy Die Casting Co.(S)—Common Stock(E)(G)	270	18	—
United Flexible, Inc.—Common Stock(E)(G)	1,158	148	2,247

		166	2,247

Healthcare, education, and childcare—1.4%
Edmentum Ultimate Holdings, LLC—Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc.—Common Stock(E)(G)	649	649	844
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($843 uncalled capital commitment)(G)(L)(R)	3.5%	2,152	2,695

		5,437	3,539

Machinery—0.1%
Arc Drilling Holdings LLC—Common Stock(E)(G)	16.7%	1,500	—
Precision International, LLC—Membership Unit Warrant(E)(G)	33.3%	—	296

		1,500	296

Oil and Gas—0.1%
Francis Drilling Fluids, Ltd.—Common Equity Units(E)(G)(I)	1,656	1	—
W3, Co.—Common Equity(E)(G)	435	499	133

		500	133

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.5%
Canopy Safety Brands, LLC—Participation Warrant(E)(G)	1	500	418
Funko Acquisition Holdings, LLC(S)—Common Units(G)(T)	39,483	167	672

		667	1,090
Telecommunications—0.0%
NetFortris Corp.—Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$15,176	$12,074

Total Non-Control/Non-Affiliate Investments		$359,304	$325,567

AFFILIATE INVESTMENTS(N)—20.6%
Secured First Lien Debt—7.1%
Diversified/Conglomerate Manufacturing—7.1%
Edge Adhesives Holdings, Inc.(S)—Term Debt (L + 10.5%, 12.8% Cash, Due 2/2019)(C)	$6,200	$6,200	$6,061
Edge Adhesives Holdings, Inc.(S)—Term Debt (L + 11.8%, 14.0% Cash, Due 2/2019)(C)	1,600	1,600	1,572
LWO Acquisitions Company LLC—Line of Credit, $0 available (L + 5.5%, 7.8% Cash, 2.0% PIK, Due 12/2019)(C)	3,205	3,205	3,105
LWO Acquisitions Company LLC—Term Debt (L + 8.5%, 10.8% Cash, 2.0% PIK, Due 12/2019)(C)	11,166	11,166	6,089

		22,171	16,827

Total Secured First Lien Debt		$22,171	$16,827

Secured Second Lien Debt—9.0%
Diversified Natural Resources, Precious Metals and Minerals—9.0%
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	$6,000	$6,000	$6,014
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	8,000	8,000	8,020
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	3,300	3,300	3,308
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	4,000	4,000	4,010

		21,300	21,352

Total Secured Second Lien Debt		$21,300	$21,352

Unsecured Debt—0.0%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Term Debt (Due 6/2020)(C)(P)	$95	$95	$52

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N)—20.6% (Continued)

Preferred Equity—1.4%
Diversified/Conglomerate Manufacturing—1.0%
Edge Adhesives Holdings, Inc. (S)—Preferred Stock(E)(G)	2,516	$2,516	$2,381

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Preferred Stock(E)(G)	40,000	800	882

Total Preferred Equity		$3,316	$3,263

Common Equity—3.1%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Common Units(E)(G)	921,000	$921	$—

Diversified Natural Resources, Precious Metals and Minerals—0.3%
Lignetics, Inc.—Common Stock(E)(G)	152,603	1,855	806

Textiles and Leather—2.8%
Targus Cayman HoldCo, Ltd.—Common Stock(E)(G)	3,076,414	5,009	6,556

Total Common Equity		$7,785	$7,362

Total Affiliate Investments		$54,667	$48,856

CONTROL INVESTMENTS(O)—6.6%
Secured First Lien Debt—1.8%
Machinery—1.2%
PIC 360, LLC—Term Debt (14.0% Cash, Due 9/2019)(E)(F)	$2,850	$2,850	$2,850

Printing and Publishing—0.6%
TNCP Intermediate HoldCo, LLC—Line of Credit, $500 available (8.0% Cash, Due 9/2021)(E)(F)	$1,500	1,500	1,500

Total Secured First Lien Debt		$4,350	$4,350

Secured Second Lien Debt—3.4%
Automobile—3.4%
Defiance Integrated Technologies, Inc.—Term Debt (L + 9.5%, 11.8% Cash, Due 8/2023)(E)	$8,065	$8,065	$8,065

Common Equity—1.4%
Automobile—0.5%
Defiance Integrated Technologies, Inc.—Common Stock(E)(G)	33,321	$580	$1,088

Machinery—0.7%
PIC 360, LLC—Common Equity Units(E)(G)	750	1	1,622

Printing and Publishing—0.2%
TNCP Intermediate HoldCo, LLC—Common Equity Units(E)(G)	790,000	500	498

Total Common Equity		$1,081	$3,208

Total Control Investments		$13,496	$15,623

TOTAL INVESTMENTS(Z)—164.5%		$427,467	$390,046

(A)

Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $332.3 million at fair value, are pled1ged as collateral to our revolving line of credit, as described further in Note 5—Borrowings in the accompanying Notes to Consolidated Financial Statements. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2018, our investments in FedCap Partners, LLC (“FedCap”), Leeds Novamark Capital I, L.P. (“Leeds”), Funko Acquisition Holdings, LLC (“Funko”), and XMedius Solutions Inc. (“XMedius”) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 2.9% of total investments, at fair value, as of September 30, 2018.

(B)

Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 2.27% as of September 30, 2018. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by ICE Data Pricing and Reference Data, LLC (“ICE”)(formerly Standard and Poor’s Securities Evaluations, Inc.).
(D)	Fair value was based on the indicative bid price on or near September 30, 2018, offered by the respective syndication agent’s trading desk.
(E)

Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.

(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	On September 29, 2018, Francis Drilling Fluids, Ltd. filed for Chapter 11 bankruptcy protection.
(J)

Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)

There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.

(M)

Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)

Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)

Our investment in Funko was valued using Level 2 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Our common units in Funko are convertible to class A common stock in Funko, Inc. upon meeting certain requirements. Fair value was based on the closing market price of shares of Funko, Inc. as of the reporting date, less a discount for lack of marketability. Funko, Inc. is traded on the Nasdaq Stock Market under the trading symbol “FNKO.” Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.

(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 2.40% as of September 30, 2018.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate (“PRIME”), which was 5.25% as of September 30, 2018.
(W)

Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the ASC 820 fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.

(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2018.
(Z)

Cumulative gross unrealized depreciation for federal income tax purposes is $62.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $15.4 million. Cumulative net unrealized depreciation is $47.4 million, based on a tax cost of $437.4 million.

(AA)	Investment was exited subsequent to September 30, 2018. Refer to Note 15—Subsequent Events in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4%
Secured First Lien Debt—67.2%
Automobile—1.7%
Meridian Rack & Pinion, Inc.(S)—Term Debt (13.5%, Due 12/2018)(C)	$4,140	$4,140	$3,643

Beverage, Food, and Tobacco—3.2%
Triple H Food Processors, LLC—Line of Credit, $1,500 available (8.0%, Due 8/2018)(C)	—	—	—

Triple H Food Processors, LLC—Term Debt (9.5%, Due 8/2020)(C)	6,800	6,800	6,928

		6,800	6,928

Buildings and Real Estate—1.0%
GFRC Holdings, LLC—Line of Credit, $20 available (9.2%, Due 9/2018)(E)	1,180	1,180	1,180
GFRC Holdings, LLC—Term Debt (9.2%, Due 9/2018)(E)	1,000	1,000	1,000

		2,180	2,180

Diversified/Conglomerate Service—20.1%
IA Tech, LLC—Term Debt (12.2%, Due 6/2021)(C)	23,000	23,000	23,633
Travel Sentry, Inc.—Term Debt (10.3%, Due 12/2021)(C)(U)	8,902	8,902	9,170
Vision Government Solutions, Inc.—Line of Credit, $0 available (10.0%, Due 1/2019)(C)	1,450	1,450	1,420

Vision Government Solutions, Inc.—Delayed Draw Term Loan, $900 available (10.0%, Due 1/2019)(C)(F)	1,600	1,600	1,485
Vision Government Solutions, Inc.—Term Debt (10.0%, Due 1/2019)(C)	9,000	9,000	8,390

		43,952	44,098

Diversified/Conglomerate Manufacturing—1.6%
Alloy Die Casting Corp.(S)—Term Debt (13.5%, Due 10/2018)(C)(H)	5,235	5,235	3,272
Alloy Die Casting Corp.(S)—Term Debt (13.5%, Due 10/2018)(C)(H)	75	75	47
Alloy Die Casting Corp.(S)—Term Debt (Due 10/2018)(C)(P)	390	390	246

		5,700	3,565

Healthcare, education, and childcare—9.8%
EL Academies, Inc.—Line of Credit (10.7%, Due 8/2020)(I)	—	—	—
EL Academies, Inc.—Delayed Draw Term Loan (10.7%, Due 8/2022)(I)	—	—	—
EL Academies, Inc.—Term Debt (10.7%, Due 8/2022)(I)	12,000	12,000	12,000
TWS Acquisition Corporation—Term Debt (9.2%, Due 7/2020)(C)	9,432	9,432	9,609

		21,432	21,609

Leisure, Amusement, Motion Pictures, Entertainment—3.6%
Flight Fit N Fun LLC—Term Debt (15.2%, Due 9/2020)(Q)(Y)	7,800	7,800	7,800

Machinery—0.4%
Precision International, LLC—Term Debt (10.0% PIK, Due 9/2021)(C)(F)	808	808	798

Oil and Gas—9.2%
WadeCo Specialties, Inc.—Line of Credit, $425 available (8.2%, Due 4/2018)(E)	2,575	2,575	2,575
WadeCo Specialties, Inc.—Term Debt (8.2%, Due 3/2019)(E)	10,441	10,427	10,440
WadeCo Specialties, Inc.—Term Debt (12.0%, Due 3/2019)(E)	7,000	7,000	7,000

		20,002	20,015

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Personal and Non-Durable Consumer Products (Manufacturing Only)– 3.0%
Canopy Safety Brands, LLC—Line of Credit, $500 available (7.7%, Due 9/2019)(C)	—	—	—
Canopy Safety Brands, LLC—Term Debt (10.7%, Due 9/2021)(C)	6,600	6,600	6,616

		6,600	6,616

Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (8.0%, Due 2/2015)(E)(V)	107	107	—

Telecommunications—13.6%
B+T Group Acquisition Inc.(S)—Term Debt (13.0%, Due 12/2019)(C)	6,000	6,000	5,955
NetFortris Corp.—Line of Credit, $2,000 available (11.2%, Due 11/2017)(C)	—	—	—
NetFortris Corp.—Term Debt (9.6%, Due 2/2021)(C)	24,000	24,000	24,240

		30,000	30,195

Total Secured First Lien Debt		$149,521	$147,447

Secured Second Lien Debt—59.1%
Automobile—2.2%
Sea Link International IRB, Inc.—Term Debt (11.3%, Due 11/2021)(C)(F)	$5,000	$4,975	$5,025

Beverage, Food, and Tobacco—3.1%
The Mochi Ice Cream Company—Term Debt (11.7%, Due 1/2021)(C)	6,750	6,750	6,809

Cargo Transportation– 6.0%
AG Transportation Holdings, LLC.—Term Debt (13.3%, Due 3/2020)(C)	13,000	13,000	13,081

Chemicals, Plastics, and Rubber—0.4%
Vertellus Holdings LLC—Term Debt (13.2%, Due 10/2021)(D)	1,099	1,099	929

Diversified/Conglomerate Service—16.4%
DataPipe, Inc.—Term Debt (9.2%, Due 9/2019)(D)(Y)	2,000	1,966	2,005
HB Capital Resources, Ltd.—Term Debt (11.5%, Due 10/2022)(C)	22,000	22,000	22,110
Keystone Acquisition Corp.—Term Debt (10.5%, Due 5/2025)(D)	4,000	3,922	3,960
LDiscovery, LLC—Term Debt (11.3%, Due 12/2023)(D)	5,000	4,815	4,550
PSC Industrial Holdings Corp.—Term Debt (9.5%, Due 12/2021)(Q)(Y)	3,500	3,452	3,500

		36,155	36,125

Diversified/Conglomerate Manufacturing—8.2%
United Flexible, Inc.—Term Debt (10.7%, 2.0% PIK, Due 2/2022)(C)	17,993	17,909	17,903

Healthcare, education, and childcare—8.8%
Medical Solutions Holdings, Inc.—Term Debt (9.5%, Due 12/2023)(D)	3,000	2,956	2,970
Merlin International, Inc.—Term Debt (11.2%, Due 8/2022)(C)	10,000	10,000	10,150
NetSmart Technologies, Inc.—Term Debt (10.7%, Due 10/2023)(D)	3,660	3,609	3,678
New Trident Holdcorp, Inc.—Term Debt (10.7%, Due 7/2020)(D)	4,000	4,000	2,412

		20,565	19,210
Home and Office Furnishings, Housewares and Durable Consumer Products—4.6%
Belnick, Inc.—Term Debt (11.0%, Due 8/2023)(C)(F)	10,000	10,000	10,100

Hotels, Motels, Inns, and Gaming—3.2%
Vacation Rental Pros Property Management, LLC—Term Debt (11.2%, 3.0% PIK, Due 6/2023)(C)	7,145	7,145	7,136

Oil and Gas—5.7%
Francis Drilling Fluids, Ltd.—Term Debt (11.9% PIK, Due 4/2020)(C)	16,739	16,611	8,626
Francis Drilling Fluids, Ltd.—Term Debt (10.8% PIK, Due 4/2020)(C)	7,733	7,673	3,931

		24,284	12,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Telecommunications—0.5%
Neustar, Inc.—Term Debt (9.2%, Due 8/2025)(D)	1,000	1,000	1,015

Total Secured Second Lien Debt		$142,882	$129,890

Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,324	$3,324	$3,324

Preferred Equity—2.6%
Automobile—0.1%
Meridian Rack & Pinion, Inc.(S)—Preferred Stock(E)(G)	1,449	$1,449	$133

Buildings and Real Estate—0.3%
GFRC Holdings, LLC—Preferred Stock(E)(G)	1,000	1,025	824

Diversified/Conglomerate Service—0.2%
Frontier Financial Group Inc.—Preferred Stock(I)(G)	766	500	500
Frontier Financial Group Inc.—Preferred Stock Warrant(I)(G)	168	—	—

		500	500

Diversified/Conglomerate Manufacturing—0.3%
Alloy Die Casting, Corp.(S)—Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.—Preferred Stock(E)(G)	538	538	554

		2,730	554

Leisure, Amusement, Motion Pictures, Entertainment—0.6%
Flight Fit N Fun LLC—Preferred Stock(G)(Q)(Y)	700,000	700	1,425

Oil and Gas—0.9%
Francis Drilling Fluids, Ltd.—Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo. Specialties, Inc.—Preferred Stock(E)(G)	1,000	618	2,000

		1,833	2,000

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Funko Acquisition Holdings, LLC(S)—Preferred Equity Units(E)(G)	260	167	159

Telecommunications—0.1%
B+T Group Acquisition, Inc.(S)—Preferred Stock(E)(G)(J)	5,503	1,799	140

Total Preferred Equity		$10,203	$5,735

Common Equity—2.0%
Aerospace and Defense—0.3%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751

Automobile—0.2%
Sea Link International IRB, Inc.—Common Equity Units(E)(G)	494,902	495	362

Beverage, Food, and Tobacco—0.2%
The Mochi Ice Cream Company—Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC—Common Stock(E)(G)	250,000	250	366

		700	366

Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(E)(G)	45.0%	—	—

Cargo Transportation—0.0%
AG Transportation Holdings, LLC—Member Profit Participation(E)(G)	18.0%	1,000	—
AG Transportation Holdings, LLC—Profit Participation Warrants(E)(G)	12.0%	244	—

		1,244	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Chemicals, Plastics, and Rubber—0.2%
Vertellus Holdings LLC—Common Stock Units(E)(G)	879,121	3,018	442

Diversified/Conglomerate Manufacturing—0.0%
Alloy Die Casting, Corp.(S)—Common Stock(E)(G)	270	18	—
United Flexible, Inc.—Common Stock(E)(G)	1,158	148	—

		166	—

Healthcare, education, and childcare—0.9%
Edmentum Ultimate Holdings, LLC—Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc.—Common Stock(G)(I)	500	500	500
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($1,581 uncalled capital commitment)(G)(L)(R)	3.5%	1,628	1,645

		4,764	2,145

Machinery—0.0%
Precision International, LLC—Membership Unit Warrant(E)(G)	33.3%	—	—

Oil and Gas—0.1%
Francis Drilling Fluids, Ltd.—Common Equity Units(E)(G)	1,656	1	—
W3, Co.—Common Equity(D)(G)	435	499	139

		500	139

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Canopy Safety Brands, LLC—Participation Warrant(E)(G)	1	500	259
Funko Acquisition Holdings, LLC(S)—Common Stock(E)(G)	975	—	—

		500	259

Telecommunications—0.0%
NetFortris Corp.—Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$13,022	$4,464

Total Non-Control/Non-Affiliate Investments		$318,952	$290,860

AFFILIATE INVESTMENTS(N)– 19.4%
Secured First Lien Debt—8.6%
Diversified/Conglomerate Manufacturing—8.6%
Edge Adhesives Holdings, Inc. (S)—Term Debt (12.5%, Due 2/2019)(C)	$6,200	$6,200	$5,704
Edge Adhesives Holdings, Inc. (S)—Term Debt (13.8%, Due 2/2019)(C)	1,600	1,600	1,480
LWO Acquisitions Company LLC—Line of Credit, $0 available (6.7%, 2.0% PIK, Due 3/2018)(C)	2,748	2,746	2,336
LWO Acquisitions Company LLC—Term Debt (9.7%, 2.0% PIK, Due 12/2019)(C)	10,942	10,921	9,301

		21,467	18,821

Total Secured First Lien Debt		$21,467	$18,821

Secured Second Lien Debt—7.8%
Diversified Natural Resources, Precious Metals and Minerals—7.8%
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	$6,000	$6,000	$5,998
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	8,000	8,000	7,997
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	3,300	3,300	3,299

		17,300	17,294

Total Secured Second Lien Debt		$17,300	$17,294

Preferred Equity—0.4%
Diversified/Conglomerate Manufacturing—0.0%
Edge Adhesives Holdings, Inc. (S)—Preferred Stock(E)(G)	2,516	$2,516	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N)—19.4% (Continued)
Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Preferred Stock(E)(G)	40,000	800	826

Total Preferred Equity		$3,316	$826

Common Equity—2.6%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Common Units(E)(G)	921,000	$921	$—

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Common Stock(E)(G)	152,603	1,855	828

Textiles and Leather—2.2%
Targus Cayman HoldCo, Ltd.—Common Stock(E)(G)	3,076,414	5,009	4,879

Total Common Equity		$7,785	$5,707

Total Affiliate Investments		$49,868	$42,648

CONTROL INVESTMENTS(O)—8.6%
Secured First Lien Debt—3.5%
Machinery—1.8%
PIC 360, LLC—Term Debt (14.0%, Due 12/2017)(E)(F)	$4,000	$4,000	$4,000
Printing and Publishing—1.7%
Sunshine Media Holdings—Line of Credit, $672 available (8.0%, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings—Term Debt (8.0%, Due 5/2018)(E)(F)(H)	5,000	3,525	679
Sunshine Media Holdings—Term Debt (4.8%, Due 5/2018)(E)(H)	11,948	8,401	1,621
Sunshine Media Holdings—Term Debt (5.5%, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	3,628

Total Secured First Lien Debt		$27,954	$7,628

Secured Second Lien Debt—3.7%
Automobile– 3.7%
Defiance Integrated Technologies, Inc.—Term Debt (11.0%, Due 2/2019)(E)	$8,065	$8,065	$8,065

Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(E)(G)(J)	15,270	$5,275	$—

Common Equity—1.4%
Automobile– 1.3%
Defiance Integrated Technologies, Inc.—Common Stock(E)(G)	33,321	$580	$2,856

Machinery—0.1%
PIC 360, LLC—Common Equity Units(E)(G)	1	1	316

Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings—Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$3,172

Total Control Investments		$42,615	$18,865

TOTAL INVESTMENTS(T)—160.4%		$411,435	$352,373

(A)

Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $317.4 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of September 30, 2017.
(B)

Interest rate percentages represent cash interest rates in effect at September 30, 2017, and due dates represent the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”), which was 1.23% as of September 30, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded.

(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(D)	Fair value was based on the indicative bid price on or near September 30, 2017, offered by the respective syndication agent’s trading desk.
(E)

Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.

(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2017 best represents fair value as of September 30, 2017.
(J)

Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)

There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.

(M)

Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)

Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)

Cumulative gross unrealized depreciation for federal income tax purposes is $71.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $7.5 million. Cumulative net unrealized depreciation is $64.3 million, based on a tax cost of $416.6 million.

(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 1.33% as of September 30, 2017.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate, which was 4.25% as of September 30, 2017.
(W)

Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.

(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Investment was exited subsequent to September 30, 2017. Refer to Note 15—Subsequent Events in the accompanying Notes to Consolidated Financial Statements for additional information.
(Z)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2017.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our line of credit. The financial statements of Business Loan are consolidated with those of Gladstone Capital Corporation. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 14—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and an SEC registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

We prepare our Consolidated Financial Statements and the accompanying notes in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain amounts have been reclassified to conform to the current year presentation.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), which simplifies the presentation of debt issuance costs. ASU 2015-03 requires the presentation of debt issuance costs as a deduction from the carrying amount of the related debt liability instead of as a deferred financing cost asset on the balance sheet. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. ASU 2015-03 was effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-03 during the three months ended December 31, 2016. ASU 2015-15 was effective immediately and, as a result, we continue to present debt issuance costs related to line of credit arrangements as assets.

As of September 30, 2016, we had unamortized deferred financing costs related to our mandatorily redeemable preferred stock of $1.6 million. These costs have been reclassified from Deferred financing costs, net, to Mandatorily redeemable preferred stock, net. All periods presented have been retrospectively adjusted.

The following table summarizes the retrospective adjustment and the overall impact on the previously reported consolidated financial statements:

	September 30, 2016
	As Previously Reported	Retrospective Application
Deferred financing costs, net	$3,161	$1,521
Mandatorily redeemable preferred stock, net	61,000	59,360

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Financial Statements into the following categories:

•

Control Investments—Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities;

•

Affiliate Investments—Affiliate investments are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities that are not classified as Control Investments; and

•

Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are generally measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials presented by the chief valuation officer. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments. ICE, Data Pricing and Reference Data, LLC (“ICE”) (formerly Standard and Poor’s Securities Evaluations, Inc.), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team generally assigns ICE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates ICE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from ICE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review the valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, and whether it is reasonable in light of the Policy, and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•

Total Enterprise Value—In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or EBITDA); EBITDA obtained from our indexing methodology whereby the original transaction EBITDA at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA; however, TEV may also be calculated using revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses a DCF analysis to calculate TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•

Yield Analysis—The Valuation Team generally determines the fair value of our debt investments (where we do not have the ability to effectuate a sale of a portfolio company) using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by ICE and market quotes.

•

Market Quotes—For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date. For restricted securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction.

•

Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the Net Asset Value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties, any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates. New and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis, as appropriate, as near-measurement date transaction value generally is a reasonable indicator of fair value.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and PIK interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2018, loans to one portfolio company were on non-accrual status with an aggregate debt cost basis of approximately $26.9 million, or 6.9% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $7.7 million, or 2.1% of the fair value of all debt investments in our portfolio. At September 30, 2017, certain loans to two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.6 million, or 1.7% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of each of September 30, 2018 and 2017, we had six OID loans, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.2 million, $0.3 million, and $0.1 million for the years ended September 30, 2018, 2017, and 2016, respectively. The unamortized balance of OID investments as of each of September 30, 2018 and 2017 totaled $0.4 million. As of September 30, 2018 and 2017, we had five and six investments which had a PIK interest component, respectively. We recorded PIK interest income of $3.8 million, $5.0 million and $2.4 million for the years ended September 30, 2018, 2017, and 2016, respectively. We collected $0.8 million, $2.0 million, and $0.1 million of PIK interest in cash during the years ended September 30, 2018, 2017, and 2016, respectively.

Success Fee Income Recognition

We record success fees as income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale.

Dividend Income Recognition

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the year ended September 30, 2017, we recharacterized $0.2 million of dividend income from our investment in Behrens Manufacturing, LLC recorded during our fiscal year ended September 30, 2016 as a return of capital.

Deferred Financing and Offering Costs

Deferred financing and offering costs consist of costs incurred to obtain financing, including lender fees and legal fees. Certain costs associated with our revolving line of credit are deferred and amortized using the straight-line method over the term of the revolving line of credit. Costs associated with the issuance of our mandatorily redeemable preferred stock are presented as discounts to the liquidation value of the mandatorily redeemable preferred stock and are amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. Refer to Note 5—Borrowings and Note 6—Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”). These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

We pay separately for administrative services pursuant to the Administration Agreement. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to distribute sufficient dividends to eliminate taxable income. Refer to Note 10—Federal and State Income Taxes for additional information regarding our RIC requirements.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2015—2017 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100.0% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 9—Distributions to Common Stockholders for further information.

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not make such election will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. As plan agent, Computershare, Inc. purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, “Disclosure Update and Simplification,” amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. In addition, the amendments expanded the disclosure requirements on the analysis of stockholders’ equity for interim financial statements. Under the amendments, an analysis of changes in each caption of stockholders’ equity presented in the balance sheet must be provided in a note or separate statement. The analysis should present a reconciliation of the beginning balance to the ending balance of each period for which a statement of comprehensive income is required to be filed. This final rule became effective on November 5, 2018. We are in the process of evaluating the impact of the final rule, but do not anticipate a material impact on our consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value” (“ASU 2018-13”), which modifies the disclosure requirements in ASC 820. We are currently assessing the impact of ASU 2018-13 and do not anticipate a material impact on our disclosures. ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within those fiscal years, with early adoption permitted.

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We have assessed the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We have assessed the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, and we adopted ASU 2016-06 effective October 1, 2017. The adoption of ASU 2016-06 did not have a material impact on our financial position, results of operations or cash flows.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing

GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, and we adopted ASU 2015-02 effective October 1, 2017. The adoption of ASU 2016-17 did not have a material impact on our financial position, results of operations or cash flows.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We continue to assess the impact of ASU 2014-09, as amended, and expect to identify similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

NOTE 3. INVESTMENTS

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•

Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

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Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement.

However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. Investments in funds measured using net asset value as a practical expedient are not categorized within the fair value hierarchy.

As of September 30, 2018, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investment in Funko, which was valued using Level 2 inputs and our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient. As of September 30, 2017, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient.

We transfer investments in and out of Level 1, 2, and 3 of the valuation hierarchy as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended September 30, 2018, we transferred our investment in Funko from Level 3 to Level 2 as a result of the initial public offering of Funko, Inc. in November 2017 due to convertibility of our investment into shares of Funko, Inc. During the year ended September 30, 2017, there were no investments transferred into or out of Levels 1, 2 or 3 of the valuation hierarchy.

As of September 30, 2018 and 2017, our investments, by security type, at fair value were categorized as follows within the ASC 820 fair value hierarchy:

			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of September 30, 2018:
Secured first lien debt	$199,625		$—	$—		$199,625
Secured second lien debt	156,373		—	—		156,373
Unsecured debt	3,655		—	—		3,655
Preferred equity	7,749		—	—		7,749
Common equity/equivalents	19,333	(B)	—	672	(A)	18,661

Total Investments at September 30, 2018	$386,735		$—	$672		$386,063

			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
As of September 30, 2017:
Secured first lien debt	$173,896		$—	$—	$173,896
Secured second lien debt	155,249		—	—	155,249
Unsecured debt	3,324		—	—	3,324
Preferred equity	6,561		—	—	6,561
Common equity/equivalents	10,947	(B)	—	—	10,947

Total Investments at September 30, 2017	$349,977		$—	$—	$349,977

(A)

Fair value was determined based on the closing market price of shares of Funko, Inc. (our units in Funko can be converted into shares of Funko, Inc.) at the reporting date less a discount for lack of marketability, as our investment was subject to certain restrictions.

(B)

Excludes our investments in FedCap and Leeds with fair values of $0.6 million and $2.7 million, respectively, as of September 30, 2018 and fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017. FedCap and Leeds were valued using net asset value as a practical expedient.

The following table presents our portfolio investments, valued using Level 3 inputs within the ASC 820 fair value hierarchy, and carried at fair value as of September 30, 2018 and 2017, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	September 30, 2018		September 30, 2017
Non-Control/Non-Affiliate Investments
Secured first lien debt	$178,448		$147,447
Secured second lien debt	126,956		129,890
Unsecured debt	3,603		3,324
Preferred equity	4,486		5,735
Common equity/equivalents	8,091	(A)	2,068	(B)

Total Non-Control/Non-Affiliate Investments	$321,584		$288,464

Affiliate Investments
Secured first lien debt	$16,827		$18,821
Secured second lien debt	21,352		17,294
Unsecured debt	52		—
Preferred equity	3,263		826
Common equity/equivalents	7,362		5,707

Total Affiliate Investments	$48,856		$42,648

Control Investments
Secured first lien debt	$4,350		$7,628
Secured second lien debt	8,065		8,065
Common equity/equivalents	3,208		3,172

Total Control Investments	$15,623		$18,865

Total Investments at Fair Value Using Level 3 Inputs	$386,063		$349,977

(A)

Excludes our investments in FedCap, Leeds, and Funko with fair values of $0.6 million, $2.7 million, and $0.7 million, respectively, as of September 30, 2018. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs.

(B)

Excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

In accordance with ASC 820, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2018 and 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	September 30, 2018	September 30, 2017	Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average as of
					September 30, 2018	September 30, 2017
Secured first lien debt(A)	$193,125	$136,272	Yield Analysis	Discount Rate	6.9% –24.3% / 12.7%	8.0% –25.0% / 12.5%
	6,500	37,624	TEV	EBITDA multiple	3.3x – 3.3x /3.3x	3.2x – 10.1x / 8.2x
				EBITDA	$1,507 –$1,507 / $1,507	$1,378 – $9,420 / $6,676
				Revenue multiple	0.3x – 0.5x / 0.4x	0.3x – 0.4x / 0.3x
				Revenue	$4,909 –$7,400 /$5,933	$6,934 –$12,094 / $11,733
Secured second lien debt(B)	119,988	122,165	Yield Analysis	Discount Rate	10.7% – 23.2% /12.6%	10.8% – 23.3% / 14.0%
	20,622	22,607	Market Quote	IBP	88.0% – 102.0% / 97.6%	84.5% – 101.5% / 97.2%
	15,763	10,477	TEV	EBITDA multiple	5.5x – 6.6x /5.8x	4.8x – 6.6x /5.4x
				EBITDA	$2,500 – $55,375 / $13,341	$3,000 – $73,650 / $26,424
Unsecured debt	3,655	3,324	Yield Analysis	Discount Rate	10.2% – 20.3% / 10.4%	10.0% – 10.0% / 10.0%
Preferred and common equity / equivalents(C)(D)	26,410	17,370	TEV	EBITDA multiple	3.3x – 11.9x / 6.6x	3.2x – 10.1x / 6.1x
				EBITDA	$459 -$39,352 /$14,216	$890 -$84,828/ $12,835
				Revenue multiple	0.3x – 1.5x / 0.7x	0.3x – 6.5 x /0.7x
				Revenue	$473 -$543,360 /$313,688	$2,317 - $503,620/ $128,819
	—	138	Market Quotes	IBP	—	27.9% – 27.9% / 27.9%

Total Level 3 Investments, at Fair Value	$386,063	$349,977

(A)

Fair value as of September 30, 2018 includes one proprietary debt investment totaling $2.0 million which was valued at the expected payoff as the unobservable input. Fair value as of September 30, 2017 includes one new proprietary debt investment totaling $12.0 million, which was valued at cost, using the transaction price as the unobservable input, and one proprietary debt investment totaling $7.8 million, which was valued at the expected payoff amount as the unobservable input.

(B)	Fair value as of September 30, 2017 includes one proprietary debt investment totaling $3.5 million which was valued at the expected payoff as the unobservable input.
(C)

Fair value as of September 30, 2017 includes two new proprietary investments totaling $1.0 million, which were valued at cost, using transaction price as the unobservable input, and one proprietary investment totaling $1.4 million, which was valued at the expected payoff amount as the unobservable input.

(D)

Fair value as of September 30, 2018 excludes our investments in FedCap, Leeds and Funko with fair values of $0.6 million, $2.7 million, and $0.7 million, respectively, as of September 30, 2018. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs as of September 30, 2018. Fair value as of September 30, 2017 excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in discount rates, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase/(decrease) in market yields, discount rates, or an increase/(decrease) in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding increase/(decrease), respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2018 and 2017 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2018	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2017	$173,896	$155,249	$3,324	$6,561	$10,947	$349,977
Total gains (losses):
Net realized (loss) gain(A)	(22,646)	38	—	(4,684)	474	(26,818)
Net unrealized (depreciation) appreciation(B)	(5,534)	(8,320)	(52)	2,503	5,564	(5,839)
Reversal of prior period net depreciation (appreciation) on realization(B)	21,645	(545)	—	4,550	740	26,390
New investments, repayments and settlements:(C)
Issuances/originations	65,866	41,480	383	268	2,153	110,150
Settlements/repayments	(23,438)	(41,654)	—	—	—	(65,092)
Sales	(1)	(38)	—	(1,290)	(1,217)	(2,546)
Transfers	(10,163)	10,163	—	(159)	—	(159)

Fair Value as of September 30, 2018	$199,625	$156,373	$3,655	$7,749	$18,661	$386,063

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$7,755	$320,070
Total gains (losses):
Net realized (loss) gain(A)	(4,913)	(217)	—	1,503	152	(3,475)
Net unrealized appreciation (depreciation)(B)	958	548	(51)	1,558	(3,793)	(780)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,099	280	—	(1,059)	370	1,690
New investments, repayments and settlements:(C)
Issuances/originations	45,501	67,115	323	2,145	1,100	116,184
Settlements/repayments	(61,778)	(13,734)	40	—	—	(75,472)
Sales	(86)	217	—	(7,848)	(523)	(8,240)
Transfers	(6,606)	720	—	—	5,886	—

Fair Value as of September 30, 2017	$173,896	$155,249	$3,324	$6,561	$10,947	$349,977

(A)	Included in net realized (loss) gain on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2018 and 2017.
(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2018 and 2017.
(C)

Includes increases in the cost basis of investments resulting from new portfolio investments, accretion of discounts, PIK, and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Investment Activity

Proprietary Investments

As of September 30, 2018 and 2017, we held 39 and 35 proprietary investments with an aggregate fair value of $357.6 million and $318.6 million, or 91.7% and 90.4% of the total portfolio at fair value, respectively. The following significant proprietary investment transactions occurred during the year ended September 30, 2018:

•

In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings LLC through a combination of secured first lien debt and equity.

•

In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt. In March 2018, we invested an additional $3.6 million in Gray Matter Systems, LLC, through secured second lien debt.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

•	In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

•	In February 2018, we invested an additional $4.0 million in an existing portfolio company, Lignetics, Inc., through secured first lien debt.

•

In March, July and September 2018, an existing portfolio company, EL Academies, Inc., drew $1.4 million, $4.4 million and $3.2 million, respectively, on the unused portion of its secured first lien delayed draw term loan.

•

In May 2018, our investment in TapRoot Partners, Inc. paid off, which resulted in prepayment fees of $0.5 million and success fee income of $0.4 million. In connection with the pay off, we received net cash proceeds of $22.9 million, including the repayment of our debt investment of $22.0 million at par.

•	In May 2018, we invested an additional $10.0 million in an existing portfolio company, Merlin International, Inc., through secured second lien debt.

•	In June 2018, we invested an additional $7.0 million in an existing portfolio company, IA Tech, LLC, through secured first lien debt.

•

In July 2018, the holding company for Impact! Chemical Technologies, Inc. (“Impact”) merged with and into the holding company for WadeCo Specialties, Inc. (“WadeCo”) to form Chemical & Injection Holdings Company, LLC (“Chemical & Injection Holdings”). Our preferred equity ownership related to WadeCo with a cost basis of $0.6 million, was converted into preferred equity ownership in the newly formed Chemical & Injection Holdings with the same cost basis. Our existing debt investments in Impact and WadeCo remained unchanged in conjunction with the merger.

•

In September 2018, we restructured our $30.0 million investment in Sunshine Media Holdings (“Sunshine”) resulting in a $28.2 million realized loss and a new $2.0 million investment in TNCP Intermediate HoldCo, LLC.

Syndicated Investments

As of September 30, 2018 and September 30, 2017, we held 11 and 12 syndicated investments with an aggregate fair value of $32.4 million and $33.8 million, or 8.3% and 9.6% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the year ended September 30, 2018:

•	In October 2017, our investment in PSC Industrial Holdings, LLC paid off at par for net cash proceeds of $3.5 million.

•	In November 2017, our investment in DataPipe, Inc. paid off at par for net cash proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt. In March 2018, we sold $2.0 million of this investment for net cash proceeds of $2.0 million.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt. In January 2018, we sold this investment for net cash proceeds of $1.0 million.

•	In March 2018, we sold our $1.0 million investment in Neustar, Inc. for net cash proceeds of $1.0 million.

•	In April 2018, we invested $3.0 million in CHA Holdings, Inc. through secured second lien debt.

•	In July 2018, our investment in NetSmart Technologies, Inc. paid off for net cash proceeds of $3.7 million.

Investment Concentrations

As of September 30, 2018, our investment portfolio consisted of investments in 50 portfolio companies located in 24 states in 18 different industries, with an aggregate fair value of $390.0 million. The five largest investments at fair value totaled $122.8 million, or 31.5% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2017 totaling $110.9 million, or 31.5% of our total investment portfolio. As September 30, 2018 and 2017 our average investment by obligor was $8.5 million and $8.8 million at cost, respectively.

The following table outlines our investments by security type at September 30, 2018 and 2017:

	September 30, 2018				September 30, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$206,523	48.3%	$199,625	51.2%	$198,942	48.4%	$173,896	49.4%
Secured second lien debt	180,274	42.2	156,373	40.1	168,247	40.9	155,249	44.1
Unsecured debt	3,708	0.9	3,655	0.9	3,324	0.8	3,324	0.9

Total debt investments	390,505	91.4	359,653	92.2	370,513	90.1	332,469	94.4
Preferred equity	12,920	3.0	7,749	2.0	18,794	4.5	6,561	1.9
Common equity/equivalents	24,042	5.6	22,644	5.8	22,128	5.4	13,343	3.7

Total equity investments	36,962	8.6	30,393	7.8	40,922	9.9	19,904	5.6

Total Investments	$427,467	100.0%	$390,046	100.0%	$411,435	100.0%	$352,373	100.0%

Our investments at fair value consisted of the following industry classifications at September 30, 2018 and 2017:

	September 30, 2018		September 30, 2017
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$79,066	20.3%	$80,723	22.9%
Healthcare, education and childcare	53,916	13.8	46,288	13.1
Oil and gas	50,172	12.9	34,712	9.9
Telecommunications	47,794	12.3	31,350	8.9
Diversified/Conglomerate Manufacturing	43,421	11.1	40,843	11.6
Diversified natural resources, precious metals and minerals	23,040	5.9	18,949	5.4
Automobile	18,209	4.7	20,082	5.7
Cargo Transportation	15,164	3.9	13,081	3.7
Beverage, food and tobacco	13,727	3.5	14,103	4.0
Machinery	11,058	2.8	5,114	1.4
Home and Office Furnishings, Housewares and Durable Consumer Products	10,125	2.6	10,100	2.9
Textiles and leather	6,556	1.7	4,879	1.4
Hotels, Motels, Inns, and Gaming	6,337	1.6	7,136	2.0
Personal and non-durable consumer products	4,892	1.3	7,035	2.0
Buildings and real estate	2,455	0.6	3,004	0.9
Printing and publishing	1,998	0.5	3,628	1.0
Leisure, Amusement, Motion Pictures, Entertainment	—	—	9,225	2.6
Other, < 2.0%	2,116	0.5	2,121	0.6

Total Investments	$390,046	100.0%	$352,373	100.0%

Our investments at fair value were included in the following U.S. geographic regions and other countries at September 30, 2018 and 2017:

	September 30, 2018		September 30, 2017
Location	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$168,917	43.3%	$150,727	42.8%
West	114,286	29.3	116,302	33.0
Midwest	61,733	15.8	58,915	16.7
Northeast	37,589	9.7	26,429	7.5
Canada	7,521	1.9	—	—

Total Investments	$390,046	100.0%	$352,373	100.0%

The geographic composition indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic locations.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2018.

Year Ending September 30,	Amount
2019	$39,272
2020	81,633
2021	68,819
2022	46,687
2023	115,796
Thereafter	38,975

Total contractual repayments	$391,182
Equity investments	36,961
Adjustments to cost basis on debt investments	(676)

Investment Portfolio as of September 30, 2018, at Cost:	$427,467

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of September 30, 2018 and 2017, we had gross receivables from portfolio companies of $0.3 million and $0.5 million, respectively. The allowance for uncollectible receivables was $32 and $44 at September 30, 2018 and 2017, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1,

2006. Simultaneously, we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable thereunder from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 10, 2018, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2019.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility. The entire loan servicing fee paid to the Adviser by Business Loan is non-contractually, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer), serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes the base management fee, incentive fee, and loan servicing fee and associated non-contractual, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2018	2017	2016
Average total assets subject to base management fee(A)	$401,886	$330,343	$324,800
Multiplied by annual base management fee of 1.75%	1.75%	1.75%	1.75%

Base management fee(B)	7,033	5,781	5,684
Portfolio company fee credit	(1,020)	(1,588)	(785)
Syndicated loan fee credit	(364)	(221)	(92)

Net Base Management Fee	$5,649	$3,972	$4,807

Loan servicing fee(B)	$5,042	$4,146	$3,890
Credit to base management fee—loan servicing fee(B)	(5,042)	(4,146)	(3,890)

Net Loan Servicing Fee	$—	$—	$—

Incentive fee(B)	$5,348	$4,779	$4,514
Incentive fee credit	(1,697)	(2,317)	(1,429)

Net Incentive Fee	$3,651	$2,462	$3,085

Portfolio company fee credit	$(1,020)	$(1,588)	$(785)
Syndicated loan fee credit	(364)	(221)	(92)
Incentive fee credit	(1,697)	(2,317)	(1,429)

Credit to Fees from Adviser—Other(B)	$(3,081)	$(4,126)	$(2,306)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.1 million for each of the years ended September 30, 2018, 2017, and 2016, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the annual base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for each of the years ended September 30, 2018 and 2017.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, which we define as total assets less indebtedness and before taking into account any incentive fees payable or contractually due but not payable during the period, at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•

100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our “net realized capital gains” (as defined herein) as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate “net realized capital gains”

at the end of each applicable year by subtracting the sum of our cumulative aggregate realized capital losses and our entire portfolio’s aggregate unrealized capital depreciation from our cumulative aggregate realized capital gains. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through September 30, 2018, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

In accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded from our inception through September 30, 2018.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2018, 2017, and 2016.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility. As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally and irrevocably credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 10, 2018, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2019.

Other Transactions

Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional and irrevocable credits against the base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $0.8 million, $1.0 million, and $0.5 million during the years ended September 30, 2018, 2017, and 2016, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	September 30, 2018	September 30, 2017
Base management fee due to Adviser	$378	$45
Loan servicing fee due to Adviser	281	242
Incentive fee due to Adviser	425	1,005

Total fees due to Adviser	1,084	1,292

Fee due to Administrator	317	244

Total Related Party Fees Due	$1,401	$1,536

In addition to the above fees, other operating expenses due to the Adviser as of September 30, 2018 and September 30, 2017, totaled $19 and $12, respectively. In addition, net expenses payable to Gladstone Investment Corporation (for reimbursement purposes), which includes certain co-investment expenses, totaled $0 and $55 as of September 30, 2018 and September 30, 2017, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in other liabilities on the accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2018 and 2017.

NOTE 5. BORROWINGS

Revolving Credit Facility

On March 9, 2018, we, through Business Loan, entered into Amendment No. 4 to our Credit Facility with KeyBank, which increased the commitment amount from $170.0 million to $190.0 million, extended the revolving period end date by approximately two years to January 15, 2021, decreased the marginal interest rate added to 30-day LIBOR from 3.25% to 2.85% per annum, and changed the unused commitment fee from 0.50% of the total unused commitment amount to 0.50% when the average unused commitment amount for the reporting period is less than or equal to 50%, 0.75% when the average unused commitment amount for the reporting period is greater than 50% but less than or equal to 65%, and 1.00% when the average unused commitment amount for the reporting period is greater than 65%. If our Credit Facility is not renewed or extended by January 15, 2021, all principal and interest will be due and payable on or before April 15, 2022 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $265.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.2 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 15, 2021.

The following tables summarize noteworthy information related to our Credit Facility (at cost):

	As of September 30,
	2018	2017
Commitment amount	$190,000	$170,000
Borrowings outstanding, at cost	110,000	93,000
Availability(A)	68,116	58,576

	Year Ended September 30,
	2018	2017	2016
Weighted average borrowings outstanding, at cost	$114,716	$58,384	$64,055
Weighted average interest rate(B)	5.1%	5.3%	4.5%
Commitment (unused) fees incurred	$338	$564	$539

(A)

Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month. Amounts collected in the lockbox account with KeyBank are presented as Due from administrative agent on the accompanying Consolidated Statement of Assets and Liabilities as of September 30, 2018 and 2017.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $232.8 million as of September 30, 2018, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2018, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $285.8 million, asset coverage on our “senior securities representing indebtedness” of 359.0%, calculated in compliance with the requirements of Section 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of September 30, 2018. As of September 30, 2018, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2018, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 2.85% per annum, plus a 0.50% unused fee. As of September 30, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.15% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of September 30, 2018 and 2017, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables provide relevant information and disclosures about the Credit Facility as of and for the years ended September 30, 2018 and 2017, as required by ASC 820:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2018	2017
Credit Facility	$110,000	$93,115

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Year Ended September 30,
	2018	2017
Fair value as of September 30, 2017 and 2016, respectively	$93,115	$71,300
Borrowings	118,900	138,700
Repayments	(101,900)	(117,000)
Net unrealized (depreciation) appreciation(A)	(115)	115

Fair Value as of September 30, 2018 and 2017, respectively	$110,000	$93,115

(A)	Included in net unrealized appreciation of other on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2018 and 2017.

The fair value of the collateral under our Credit Facility totaled approximately $332.3 million and $317.4 million as of September 30, 2018 and 2017, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In September 2017, we completed a public offering of approximately 2.1 million shares of 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized from issuance through September 30, 2024, the mandatory redemption date. The offering proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”). In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million during the three months ended September 30, 2017, which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions per share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, or (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of September 30, 2018 was 244.4%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption date of September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2018, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

In May 2014, we completed a public offering of approximately 2.4 million shares of Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which were recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and were amortized over the redemption period ending June 30, 2021. In September 2017, when we voluntarily redeemed all of our outstanding Series 2021 Term Preferred Stock, the remaining unamortized costs were fully written off as part of the realized loss discussed above.

We paid the following monthly dividends on our Series 2024 Term Preferred Stock for the year ended September 30, 2018:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2024 Term Preferred Share(A)
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.141667
	October 10, 2017	November 20, 2017	November 30, 2017	0.125
	October 10, 2017	December 19, 2017	December 29, 2017	0.125
	January 9, 2018	January 22, 2018	January 31, 2018	0.125
	January 9, 2018	February 16, 2018	February 28, 2018	0.125
	January 9, 2018	March 20, 2018	March 30, 2018	0.125
	April 10, 2018	April 20, 2018	April 30, 2018	0.125
	April 10, 2018	May 22, 2018	May 31, 2018	0.125
	April 10, 2018	June 20, 2018	June 29, 2018	0.125
	July 10, 2018	July 20, 2018	July 31, 2018	0.125
	July 10, 2018	August 21, 2018	August 31, 2018	0.125
	July 10, 2018	September 19, 2018	September 28, 2018	0.125

Fiscal Year Ended September 30, 2018:				$1.516667

(A)	The dividend paid on October 31, 2017 included the pro-rated period from and including the issuance date of September 27, 2017 to and including September 30, 2017, and the full month of October 2017.

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.1406250
	October 11, 2016	November 17, 2016	November 30, 2016	0.1406250
	October 11, 2016	December 20, 2016	December 30, 2016	0.1406250
	January 10, 2017	January 20, 2017	January 31, 2017	0.1406250
	January 10, 2017	February 16, 2017	February 28, 2017	0.1406250
	January 10, 2017	March 22, 2017	March 31, 2017	0.1406250
	April 11, 2017	April 21, 2017	April 28, 2017	0.1406250
	April 11, 2017	May 19, 2017	May 31, 2017	0.1406250
	April 11, 2017	June 21, 2017	June 30, 2017	0.1406250
	July 11, 2017	July 21, 2017	July 31, 2017	0.1406250
	July 11, 2017	August 21, 2017	August 31, 2017	0.1406250
	July 11, 2017	September 20, 2017	September 29, 2017	0.1406250

Fiscal Year Ended September 30, 2017:				$1.6875000

The federal income tax characteristics of dividends paid to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Estimates of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of dividends for the full year. Estimates made on a quarterly basis are updated as of each interim reporting date. The tax characterization of dividends paid to our preferred stockholders during the calendar years ended December 31, 2017 and 2016 was 100% from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet. Our mandatorily redeemable preferred stock is recorded at the liquidation preference, less discounts, on our accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2018 and 2017. The related dividend payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date.

The fair value, based on the last quoted closing price, for our Series 2024 Term Preferred Stock as of September 30, 2018 and 2017 was $52.7 million and $52.7 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 input within the ASC 820 hierarchy.

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

We filed Post-Effective Amendment No. 5 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) (File No. 333-208637) with the SEC on December 19, 2017, which was declared effective by the SEC on February 1, 2018. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of September 30, 2018, we had the ability to issue up to $202.6 million in securities under the Registration Statement.

Common Stock Offerings

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the year ended September 30, 2018, we sold 2,341,296 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.39 per share and raised $22.0 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $21.6 million. As of September 30, 2018, we had a remaining capacity to sell up to $20.5 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. During the year ended September 30, 2017, we sold 642,818 shares at a weighted-average price of $9.88 per share and raised $6.4 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.1 million.

Pursuant to our prior Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then-current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the years ended September 30, 2018, 2017, and 2016:

	Year Ended September 30,
	2018	2017	2016
Numerator: net increase in net assets resulting from operations	$18,648	$17,180	$11,367
Denominator: basic and diluted weighted average common shares	27,104,077	25,495,117	23,200,642

Basic and Diluted Net Increase in Net Assets Resulting from Operations per Weighted Average Common Share	$0.69	$0.67	$0.49

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of Investment Company Taxable Income. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the IRS Form 1099 at the end of each calendar year. For calendar years ended December 31, 2017 and 2016, 100% of distributions to common stockholders during these periods were deemed to be paid from ordinary income for 1099 stockholder reporting purposes.

We paid the following monthly distributions to common stockholders for the fiscal years ended September 30, 2018 and 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.07
	October 10, 2017	November 20, 2017	November 30, 2017	0.07
	October 10, 2017	December 19, 2017	December 29, 2017	0.07
	January 9, 2018	January 22, 2018	January 31, 2018	0.07
	January 9, 2018	February 16, 2018	February 28, 2018	0.07
	January 9, 2018	March 20, 2018	March 30, 2018	0.07
	April 10, 2018	April 20, 2018	April 30, 2018	0.07
	April 10, 2018	May 22, 2018	May 31, 2018	0.07
	April 10, 2018	June 20, 2018	June 29, 2018	0.07
	July 10, 2018	July 20, 2018	July 31, 2018	0.07
	July 10, 2018	August 21, 2018	August 31, 2018	0.07
	July 10, 2018	September 19, 2018	September 28, 2018	0.07

Fiscal Year 2018 Total:				$0.84

2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.07
	October 11, 2016	November 17, 2016	November 30, 2016	0.07
	October 11, 2016	December 20, 2016	December 30, 2016	0.07
	January 10, 2017	January 20, 2017	January 31, 2017	0.07
	January 10, 2017	February 16, 2017	February 28, 2017	0.07
	January 10, 2017	March 22, 2017	March 31, 2017	0.07
	April 11, 2017	April 21, 2017	April 28, 2017	0.07
	April 11, 2017	May 19, 2017	May 31, 2017	0.07
	April 11, 2017	June 21, 2017	June 30, 2017	0.07
	July 11, 2017	July 21, 2017	July 31, 2017	0.07
	July 11, 2017	August 21, 2017	August 31, 2017	0.07
	July 11, 2017	September 20, 2017	September 29, 2017	0.07

Fiscal Year 2017 Total:				$0.84

Aggregate distributions declared and paid to our common stockholders were approximately $22.8 million and $21.4 million for the years ended September 30, 2018 and 2017, respectively, and were declared based on estimates of investment company taxable income for the respective fiscal years. For each of the fiscal years ended September 30, 2018, 2017, and 2016, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million, $0.3 million, and $5.5 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

The components of our net assets on a tax basis were as follows:

	Year Ended September 30,
	2018	2017
Common stock	$29	$26
Capital in excess of par value	343,076	348,248
Cumulative net unrealized depreciation of investments	(37,421)	(59,062)
Cumulative net unrealized appreciation of other	—	(115)
Undistributed Ordinary Income	289	339
Capital loss carryforward	(37,364)	(64,350)
Post-October tax loss deferral	(20,648)	—
Other temporary differences	(10,869)	(5,436)

Net Assets	$237,092	$219,650

We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a “deemed distribution.” As of September 30, 2018, $26.4 million of our capital loss carryforwards expired. We have $0.9 million of capital loss carryforwards that will expire as of September 30, 2019. Additionally, as of September 30, 2018, we had $36.5 million of capital loss carryforwards that do not expire.

For the years ended September 30, 2018 and 2017, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Results of operations, total net assets and cash flows were not affected by these adjustments.

	Year Ended September 30,
	2018	2017
Undistributed net investment income	$(366)	$(4,416)
Accumulated net realized losses	27,131	6,541
Capital in excess of par value	(26,765)	(2,125)

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income. Because we have distributed more than 90.0% of our investment company taxable income, no income tax provisions have been recorded for the years ended September 30, 2018, 2017, and 2016.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. No excise tax provisions have been recorded for the years ended September 30, 2018, 2017, and 2016.

Under the RIC Modernization Act, we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during post-

enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of September 30, 2018 and 2017, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of September 30, 2018 and 2017.

Financial Commitments and Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of September 30, 2018 and 2017 to be immaterial.

The following table summarizes the amounts of our unused lines of credit, delayed draw term loans and uncalled capital commitment, at cost, as of September 30, 2018 and 2017, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	As of September 30,
	2018	2017
Unused line of credit commitments	$5,350	$7,517
Delayed draw term loans	3,910	10,900
Uncalled capital commitment	843	1,367

Total	$10,103	$19,784

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended September 30,
	2018	2017	2016	2015	2014
Per Common Share Data:
Net asset value at beginning of year (A)	$8.40	$8.62	$9.06	$9.51	$9.81
Income from operations(B)
Net investment income	0.85	0.84	0.84	0.84	0.87
Net realized and unrealized loss on investments	(0.16)	(0.12)	(0.35)	(0.50)	(0.23)
Net realized and unrealized (loss) gain on other	—	(0.05)	—	0.06	(0.11)

Total from operations	0.69	0.67	0.49	0.40	0.53

Distributions to common stockholders from(B)(C)
Net Investment Income	(0.84)	(0.84)	(0.70)	(0.84)	(0.12)
Realized gains	—	—	(0.14)	—	—
Return of capital	—	—	—	—	(0.72)

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)

Capital share transactions(B)
Discounts, commissions, and offering costs	(0.01)	(0.04)	(0.05)	(0.01)	—
Repurchase of common stock	—	—	0.02	—	—
Net dilutive effect of equity offering(D)	0.08	(0.02)	(0.05)	—	—

Total capital share transactions	0.07	(0.06)	(0.08)	(0.01)	—

Other, net(B)(E)	—	0.01	(0.01)	—	0.01

Net asset value at end of year(A)	$8.32	$8.40	$8.62	$9.06	$9.51

Per common share market value at beginning of year	$9.50	$8.13	$8.13	$8.77	$8.73
Per common share market value at end of year	9.50	9.50	8.13	8.13	8.77
Total return(F)	9.53%	27.90%	11.68%	2.40%	9.62%
Common stock outstanding at end of year(A)	28,501,980	26,160,684	23,344,422	21,131,622	21,000,160

Statement of Assets and Liabilities Data:
Net assets at end of year	$237,092	$219,650	$201,207	$191,444	$199,660
Average net assets(G)	234,092	215,421	193,228	198,864	201,009
Senior securities Data:
Borrowings under Credit Facility, at cost	$110,000	$93,000	$71,300	$127,300	$36,700
Mandatorily redeemable preferred stock	51,750	51,750	61,000	61,000	61,000
Ratios/Supplemental Data:
Ratio of net expenses to average net assets(H)(I)	9.61	8.26	10.16	10.24	9.06
Ratio of net investment income to average net assets(J)	9.86	9.95	10.08	8.90	9.14

(A)	Based on actual shares outstanding at the end of the corresponding fiscal year.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.

(D)

During the fiscal year ended September 30, 2018, the anti-dilution was a result of issuing common shares during the period at a price above the then-current NAV per share. During the fiscal years ended September 30, 2017, 2016 and 2015, the net dilution was a result of issuing common shares during the period at a price below the then-current NAV per share.

(E)

Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.

(F)

Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders.

(G)	Computed using the average of the balance of net assets at the end of each month of the fiscal year.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)

Had we not received any non-contractual, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.34%, 9.38%, 10.90%, 10.93%, and 9.65% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(J)

Had we not received any non-contractual, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 9.14%, 8.85%, 9.35%, 8.22%, and 8.55% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2018
	Quarter Ended December 31, 2017	Quarter Ended March 31, 2018	Quarter Ended June 30, 2018	Quarter Ended September 30, 2018
Total investment income	$10,859	$11,086	$12,379	$11,257
Net investment income	5,577	5,613	5,996	5,902
Net increase (decrease) in net assets resulting from operations	7,160	9,304	12,093	(9,909)
Net increase (decrease) in net assets resulting from operations per weighted average common share (basic and diluted)	$0.27	$0.35	$0.45	$(0.35)

	Year Ended September 30, 2017
	Quarter Ended December 31, 2016	Quarter Ended March 31, 2017	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017
Total investment income	$9,974	$8,793	$9,632	$10,834
Net investment income	5,207	5,359	5,379	5,488
Net increase in net assets resulting from operations	916	4,656	6,163	5,445
Net increase in net assets resulting from operations per weighted average common share (basic and diluted)	$0.04	$0.18	$0.24	$0.21

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the

SEC’s Regulation S-X as of or during at least one of the years ended September 30, 2018, 2017, and 2016. Accordingly, audited and unaudited financial statements, as applicable, have been included as exhibits to this registration statement pursuant to Rule 3-09.

NOTE 15. SUBSEQUENT EVENTS

Debt Offering

In November 2018, we completed a public debt offering of $57.5 million aggregate principal amount of 6.125% Notes due 2023 (the “2023 Notes”), inclusive of the overallotment, for net proceeds of $55.5 million after deducting underwriting discounts, commissions and offering expenses borne by us. The Notes will mature on November 1, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2020. The 2023 Notes are traded under the ticker symbol “GLADD” on the Nasdaq Global Select Market.

Distributions

On October 9, 2018, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
October 19, 2018	October 31, 2018	$0.07	$0.125
November 20, 2018	November 30, 2018	0.07	0.125
December 20, 2018	December 31, 2018	0.07	0.125

Total for the Quarter		$0.21	$0.375

Portfolio and Investment Activity

In October 2018, our investment in TWS Acquisition Corporation paid off at par for net cash proceeds of $2.0 million.

In October and November 2018, we invested a total of $1.6 million in 8th Avenue Food & Provisions, Inc. through secured second lien debt.

In November 2018, we invested $2.0 million in GOBP Holdings, Inc. (d/b/a Grocery Outlet) through secured second lien debt.

In November 2018, our investment in Red Ventures, LLC paid off at par for net cash proceeds of $3.1 million.

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(I)(L)(M)	Principal/ Shares/ Units(K)	Net Realized Gain (Loss) for Period	Amount of Investment Income(C)	Value as of September 30, 2017	Gross Additions(D)	Gross Reductions(E)	Net Unrealized Appreciation (Depreciation)	Value as of September 30, 2018
AFFILIATE INVESTMENTS—20.6%
Secured First Lien Debt—7.1%
Diversified/Conglomerate Manufacturing—7.1%
Edge Adhesives Holdings, Inc.—Term Debt (L + 10.5%, 12.6% Cash, Due 2/2019)	$6,200	$—	$787	$5,704	$—	$—	$357	$6,061
Edge Adhesives Holdings, Inc.—Term Debt (L + 11.8%, 13.8% Cash, Due 2/2019)	1,600	—	223	1,480	—	—	92	1,572
LWO Acquisitions Company LLC—Line of Credit, $0 available (L + 5.5%, 7.6% Cash, 2.0% PIK, Due 12/2019)	3,205	—	269	2,336	759	(300)	310	3,105
LWO Acquisitions Company LLC—Term Debt (L + 8.5% 9.7% Cash, 2.0% PIK, Due 12/2019)	11,166	—	1,414	9,301	245	—	(3,457)	6,089
		$—	$2,693	$18,821	$1,004	$(300)	$(2,698)	$16,827
Secured Second Lien Debt—9.0%
Diversified Natural Resources, Precious Metals and Minerals—9.0%
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)	$6,000	$—	$730	$5,998	$—	$—	$16	$6,014
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)	8,000	—	973	7,997	—	—	23	8,020
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)	3,300	—	402	3,299	—	—	9	3,308
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)	4,000	—	305	—	4,000	—	10	4,010
		$—	$2,410	$17,294	$4,000	$—	$58	$21,352
Unsecured Debt—0.0%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Term Debt (Due 6/2020)	$95	—	—	—	95	—	(43)	52
Preferred Equity—1.4%
Diversified/Conglomerate Manufacturing—1.0%
Edge Adhesives Holdings, Inc.—Preferred Stock	2,516	$—	$—	$—	$—	$—	$2,381	$2,381
Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Preferred Stock	40,000	—	—	826	—	—	56	882
Total Preferred Equity		$—	$—	$826	$—	$—	$2,437	$3,263
Common Equity—3.1%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Common Units	921,000	$—	$—	$—	$—	$—	$—	$—
Diversified Natural Resources, Precious Metals and Minerals—0.3%
Lignetics, Inc.—Common Stock	152,603	—	—	828	—	—	(22)	806
Textiles and Leather—2.8%
Targus Cayman HoldCo, Ltd.—Common Stock	3,076,414	—	—	4,879	—	—	1,677	6,556
Total Common Equity		$—	$—	$5,707	$—	$—	$1,655	$7,362
TOTAL AFFILIATE INVESTMENTS		$—	$5,103	$42,648	$5,099	$(300)	$1,409	$48,856

Company and Investment(A)(B)(I)(L)(M)	Principal/ Shares/ Units(K)	Net Realized Gain (Loss) for Period	Amount of Investment Income(C)	Value as of September 30, 2017	Gross Additions(D)	Gross Reductions(E)	Net Unrealized Appreciation (Depreciation)	Value as of September 30, 2018
CONTROL INVESTMENTS —6.6%
Secured First Lien Debt —1.8%
Machinery—1.2%
PIC 360, LLC—Term Debt (14.0% Cash, Due 9/2019)(J)	$2,850	$—	$758	$4,000	$—	$(1,150)	$—	$2,850
Printing and Publishing—0.6%
Sunshine Media Holdings—Line of Credit, $0 available (8.0%, Due 5/2018)(G)(J)	—	—	108	1,328	—	(1,328)	—	—
Sunshine Media Holdings—Term Debt (8.0%, Due 5/2018)(F)(G)(J)	—	(3,525)	—	679	—	(3,525)	2,846	—
Sunshine Media Holdings—Term Debt (L + 3.8%, 6.0% Cash, Due 5/2018)(F)(G)	—	(8,423)	22	1,621	—	(8,401)	6,780	—
Sunshine Media Holdings—Term Debt (L + 4.0%, 6.3% Cash, Due 5/2018)(F)(G)	—	(10,700)	—	—	—	(10,700)	10,700	—
TNCP Intermediate HoldCo, LLC—Line of Credit, $500 available (8.0% Cash, Due 9/2021)(J)	1,500	—	—	—	1,500	—	—	1,500
		(22,648)	130	3,628	1,500	(23,954)	20,326	1,500
Total Secured First Lien Debt		$(22,648)	$888	$7,628	$1,500	$(25,104)	$20,326	$4,350
Secured Second Lien Debt—3.4%
Automobile– 3.4%
Defiance Integrated Technologies, Inc.—Term Debt (L + 9.5%, 11.6% Cash, Due 8/2023)	$8,065	$—	$923	$8,065	$—	$—	$—	$8,065
Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(G)	—	$(5,281)	$—	$—	$—	$(5,275)	$5,275	$—
Common Equity—1.4%
Automobile—0.5%
Defiance Integrated Technologies, Inc.—Common Stock	33,321	—	—	2,856	—	—	(1,768)	1,088
Machinery—0.7%
PIC 360, LLC—Common Equity Units	750	—	—	316	—	—	1,306	1,622
Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(G)	—	(240)	—	—	—	(740)	740	—
Sunshine Media Holdings—Common Stock Warrants(G)	—	—	—	—	—	—	—	—
TNCP Intermediate HoldCo, LLC—Common Equity Units	790,000	—	—	—	500	—	(2)	498
		(240)	—	—	500	(740)	738	498
Total Common Equity		$(240)	$—	$3,172	$500	$(740)	$276	$3,208
TOTAL CONTROL INVESTMENTS		$(28,169)	$1,811	$18,865	$2,000	$(31,119)	$25,877	$15,623

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted.
(C)

Represents the total amount of interest, dividends and other income credited to investment income for the portion of the fiscal year an investment was a control or affiliate investment, as appropriate.

(D)

Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities.

(E)

Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs, and the exchange of one or more existing securities for one or more new securities.

(F)

Debt security was on non-accrual status as of (or during the year ended) September 30, 2018, and, therefore, was considered non-income producing for a period of time during the fiscal year ended September 30, 2018.

(G)	In September 2018, we restructured our investment in Sunshine Media Holdings resulting in a $28.2 million realized loss and a new $2.0 million investment in TNCP Intermediate HoldCo, LLC.
(H)	Reserved.
(I)

Interest rate percentages represent cash interest rates in effect at September 30, 2018, and due dates represent the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”), which was 2.27% as of September 30, 2018. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded.

(J)	Debt security has a fixed interest rate.
(K)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(L)

Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3— Investments in the accompanying Notes to Consolidated Financial Statements for additional information.

(M)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2018.
**

Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

$

    % Notes due 2024

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Janney Montgomery Scott	Ladenburg Thalmann	B. Riley FBR

Co-Managers

William Blair	Wedbush Securities

                    , 2019